UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Peter V. Bonanno, Esq.	Copies to:
Goldman, Sachs & Co.	Geoffrey R.T. Kenyon, Esq.
200 West Street	Dechert LLP
New York, New York 10282	200 Clarendon Street
27th Floor Boston, MA 02116-5021

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: March 31

Date of reporting period: March 31, 2011

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Goldman Sachs Funds

Annual Report	March 31, 2011

Single Sector Fixed Income Funds
Emerging Markets Debt
High Yield
High Yield Floating Rate
Investment Grade Credit
Local Emerging Markets Debt
U.S. Mortgages

Goldman Sachs Single Sector Fixed Income Funds

■	EMERGING MARKETS DEBT

■	HIGH YIELD

■	HIGH YIELD FLOATING RATE

■	INVESTMENT GRADE CREDIT

■	LOCAL EMERGING MARKETS DEBT

■	U.S. MORTGAGES

TABLE OF CONTENTS

Principal Investment Strategies and Risks	1

Investment Process	3

Market Review	4

Portfolio Management Discussion and Performance Summaries	10

Schedules of Investments	38

Financial Statements	88

Financial Highlights	96

Notes to the Financial Statements	108

Report of Independent Registered Public Accounting Firm	136

Other Information	137

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Principal Investment Strategies and Risks

This is not a complete list of risks that affect the Funds. For additional information concerning the risks applicable to the Funds, please see the Funds’ prospectuses.

The Emerging Markets Debt Fund invests primarily in fixed income securities of issuers located in emerging countries. The Fund’s investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. The countries in which the Fund invests may have sovereign ratings that are below investment grade or are unrated. High yield, lower rated securities involve greater price volatility and present greater risks than higher rated fixed income securities. Fixed income securities of emerging countries are less liquid and are subject to greater price volatility than U.S. fixed income securities and will be subject to the risks of currency fluctuations and sudden economic or political developments. The liquidity of particular portfolio securities may shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions, whether or not accurate. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all. The securities markets of emerging countries have less government regulation and are subject to less extensive accounting and financial reporting requirements than the markets of more developed countries. The Fund is also subject to the risk that the issuers of sovereign debt or the government authorities that control the payment of debt may be unable or unwilling to repay principal or interest when due. The Fund may also engage in foreign currency transactions for hedging purposes (including cross hedging) or for speculative purposes. Forward foreign currency exchange contracts are subject to the risk that the counterparty to the contract will default on its obligations. The Fund may make substantial investments in derivative instruments, including options, financial futures, Eurodollar futures contracts, swaps, options on swaps, structured securities and other derivative investments. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; the risk of default by a counterparty; and the risk that transactions may not be liquid. The Fund may concentrate its investments in particular countries or regions and may be subject to greater losses than if it were less concentrated in a particular country or region. The Fund is non-diversified and may invest more of its assets in fewer issuers than diversified funds and may be more susceptible to adverse developments affecting any single issuer held in its portfolio and may be susceptible to greater losses because of these developments.

The High Yield Fund invests primarily in high yield, fixed income securities that, at the time of purchase, are non-investment grade securities. The Fund’s investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. High yield, lower rated securities involve greater price volatility and present greater risks than higher rated fixed income securities. The Fund may also invest in foreign issuers who are denominated in currencies other than the U.S. dollar and in securities of issuers located in emerging countries denominated in any currency. The Fund’s foreign and emerging market investments may be more volatile and less liquid than its investments in U.S. securities and will be subject to the risks of currency fluctuations and sudden economic or political developments. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all. The Fund may also engage in foreign currency transactions for hedging purposes (including cross hedging) or for speculative purposes. The Fund may make substantial investments in derivative instruments, including options, financial futures, Eurodollar futures contracts, swaps, options on swaps, structured securities and other derivative investments. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; the risk of default by a counterparty; and the risk that transactions may not be liquid.

The High Yield Floating Rate Fund invests primarily in domestic or foreign floating rate loans and other floating or variable rate obligations rated below investment grade. High yield, lower rated instruments involve greater price volatility and present greater risks than higher rated securities. The Fund may invest in loans directly or indirectly, by purchasing participations or sub-participations from financial institutions. Indirect purchases may subject the Fund to greater delays, expenses and risks than direct obligations in the case that a borrower fails to pay scheduled principal and interest. The Fund may also invest in fixed income instruments, regardless of rating. The Fund’s investments in loans and fixed income instruments are subject to the risks associated with debt instruments generally, including credit, liquidity and interest rate risk. The Fund may invest in securities of foreign issuers denominated in currencies other than the U.S. dollar and in securities of issuers located in emerging countries. The Fund’s foreign and emerging market investments may be more volatile and less liquid than its investments in U.S. securities and will be subject to the risks of currency fluctuations and sudden economic or political developments. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all. The Fund may also engage in foreign currency transactions for hedging purposes (including cross-hedging) or for speculative purposes. Forward foreign currency exchange contracts are subject to the risk that the counterparty to the contract will default on its obligations. The Fund may make considerable investments in derivative instruments, including options, financial futures, swaps, options on swaps, structured securities and other derivative

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

instruments. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; the risk of default by a counterparty; and the risk that transactions may not be liquid.

The Investment Grade Credit Fund invests primarily in investment grade fixed income securities. The Fund’s investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. The guarantee on U.S. government securities applies only to the underlying securities of the Fund if held to maturity and not to the value of the Fund’s shares. The Fund’s investments in mortgage-backed securities are subject to prepayment risks. These risks may result in greater share price volatility. The Fund may invest in foreign and emerging markets securities, which may be more volatile and less liquid than its investment in U.S. securities and will be subject to the risks of currency fluctuations and sudden economic or political developments. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all. The Fund may also engage in foreign currency transactions for hedging purposes (including cross hedging) or for speculative purposes. Forward foreign currency exchange contracts are subject to the risk that the counterparty to the contract will default on its obligations. The Fund may make substantial investments in derivative instruments, including options, financial futures, Eurodollar futures contracts, swaps, options on swaps, structured securities and other derivative investments. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; the risk of default by a counterparty; and the risk that transactions may not be liquid.

The Local Emerging Markets Debt Fund invests primarily in sovereign and corporate debt of issuers located in emerging countries where such debt is denominated in the local currency of such emerging countries, or in currencies of such emerging countries. The Fund’s investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. The countries in which the Fund invests may have sovereign ratings that are below investment grade or are unrated. High yield, lower rated securities involve greater price volatility and present greater risks than higher rated fixed income securities. Fixed income securities of emerging countries are less liquid and are subject to greater price volatility and will be subject to the risks of currency fluctuations and sudden economic or political developments. Since the Fund may invest in non-investment grade fixed income securities and emerging country issuers, it especially will be subject to the risk that the liquidity of particular portfolio securities will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions, whether or not accurate. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all. The securities markets of emerging countries have less government regulation and are subject to less extensive accounting and financial reporting requirements than the markets of more developed countries. The Fund is also subject to the risk that the issuers of sovereign debt or the government authorities that control the payment of debt may be unable or unwilling to repay principal or interest when due. The Fund may also engage in foreign currency transactions for hedging purposes (including cross hedging) or for speculative purposes. Forward foreign currency exchange contracts are subject to the risk that the counterparty to the contract will default on its obligations. The Fund may make substantial investments in derivative instruments, including options, financial futures, Eurodollar futures contracts, swaps, options on swaps, structured securities and other derivative investments. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; the risk of default by a counterparty; and the risk that transactions may not be liquid. The Fund is non-diversified and may invest more of its assets in fewer issuers than diversified funds and may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be susceptible to greater losses because of these developments.

The U.S. Mortgages Fund invests primarily in securities representing direct or indirect interests in or that are collateralized by mortgage-backed securities of U.S. issuers. The Fund’s investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. The Fund’s investments in mortgage-backed securities (MBS) are subject to prepayment risk, the risk that in a declining interest rate environment the Fund’s underlying mortgages may be prepaid, causing the Fund to have to reinvest at lower interest rates. This risk may result in greater share price volatility than a fixed income fund not invested in MBS. The guarantee on U.S. government securities applies only to the underlying securities of the Fund if held to maturity and not to the value of the Fund’s shares. The Fund may make substantial investments in derivative instruments, including options, financial futures, Eurodollar futures contracts, swaps, options on swaps, structured securities and other derivative investments. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; the risk of default by a counterparty; and the risk that transactions may not be liquid.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

What Differentiates the Goldman Sachs Asset Management Fixed Income Investment Process?

At Goldman Sachs Asset Management, L.P. (“GSAM”), the goal of our fixed income investment process is to provide consistent, strong performance by actively managing our portfolios within a research-intensive, risk-managed framework.

A key element of our fixed income investment philosophy is to evaluate the broadest global opportunity set to capture relative value across sectors and instruments. Our globally integrated investment process involves managing dynamically along the risk/return spectrum, as we continue to develop value-added strategies through:

■	Assess relative value among securities and sectors

■	Leverage the vast resources of GSAM in selecting securities for each portfolio

■	Team approach to decision making

■	Manage risk by avoiding significant sector and interest rate bets

Fixed Income portfolios that:

■ Include domestic and global investment options, income opportunities, and access to areas of specialization such as high yield
■ Capitalize on GSAM’s industry-renowned credit research capabilities
■ Use a risk-managed framework to seek total return, recognizing the importance of investors’ capital accumulation goals as well as their need for income

MARKET REVIEW

Goldman Sachs Single Sector Fixed Income Funds

Market Review

Low interest rates and strengthening economic data led to continued demand for riskier fixed income assets during the 12 months ended March 31, 2011 (the “Reporting Period”). Indeed, as investors sustained their strong appetite for risky assets, all spread, or non-Treasury, sectors outperformed U.S. Treasuries for the Reporting Period. Interest rates on U.S. government securities declined sharply during the summer of 2010 and then reversed that decline, ending the Reporting Period relatively unchanged versus one year prior.

Spread sectors began the Reporting Period under pressure, as the second quarter of 2010 was marked by a significant escalation in market concerns about the solvency of Greece and other peripheral European countries, including Portugal, Ireland, Italy and Spain. By May 2010, solvency concerns had grown into a crisis that led to a bailout of Greece by the European Union and International Monetary Fund (“IMF”). With the European sovereign debt crisis weighing on investors’ risk appetite, safe-haven demand for U.S. government bonds increased while demand for fixed income spread sectors fell. As a result, U.S. government bond yields declined sharply and spread sectors underperformed.

As the European debt crisis continued, confidence in the U.S. economic recovery began to falter during the second and third quarters of 2010. Virtually every aspect of the economy lost momentum during these months, including manufacturing, consumer spending and new hiring. While yields on U.S. government bonds continued to decline during the third calendar quarter, spread sectors began to rebound after the brief underperformance in the second calendar quarter. Most spread sectors outperformed U.S. Treasuries during the third calendar quarter, led by the high yield corporate bond sector.

In response to the weaker tone in economic data, Federal Reserve Board (“Fed”) Chairman Ben Bernanke strongly hinted in an August 2010 speech that the Fed would resume asset purchases in an effort to support the economic recovery through what is known as quantitative easing. By the time the Fed began to implement its second round of quantitative easing in November 2010, economic data had already begun to improve. In particular, survey data suggested manufacturing activity was expanding rapidly after the summer slowdown. The markets were also beginning to price stronger growth and higher inflation risk into long-term bonds. As a result, 10-year U.S. Treasury yields rose nearly a full percentage point during the fourth quarter of 2010, from approximately 2.5% at the end of September to about 3.4% at the end of December. Spread sectors continued to outperform U.S. Treasuries during the fourth calendar quarter, again led by high yield corporate bonds.

As the turn of the calendar year approached, U.S. economic prospects appeared to be improving further. The Fed continued its quantitative easing program, and Congress and the Obama administration agreed on new fiscal stimulus, including a payroll tax cut for 2011 that would boost consumers’ disposable income. These measures led to a general upgrade in expectations for 2011 economic growth, which were supported by a string of improving economic data early in the first calendar quarter. In the fixed income market, the reaction was a further increase in long-term U.S. Treasury yields and continued outperformance in the spread sectors. With the Fed holding short-term interest rates near zero and long-term U.S. Treasury yields continuing to move sharply higher, the difference between short-term and long-term yields reached its peak shortly after the turn of the calendar year — at the steepest levels in modern history.

MARKET REVIEW

With the exception of the housing sector, economic data remained relatively strong through the first quarter of 2011. However, risks to the economy began to grow again, as political unrest emerged in Tunisia, followed by Egypt and the broader Middle East and North African (“MENA”) region. For the first time since 2008, oil prices rose above $100 per barrel on concerns about potential supply disruptions. Meanwhile, the European sovereign debt crisis continued to spread to other peripheral countries, adding another element of risk to the outlook. Then, in March, Japan was struck by the Tohoku earthquake and tsunami, followed by the disaster at the Fukushima Daiichi nuclear plant.

As the risks to economic growth mounted, U.S. government bond yields began declining again. Between mid-February and mid-March, the 10-year U.S. Treasury yield fell from about 3.75% to below 3.20%. However, the decline in yields was relatively brief. By the end of the Reporting Period, the 10-year U.S. Treasury yield was close to 3.50%, above the 2010 year-end level of 3.29%, though still below the approximately 3.83% level seen at the start of the Reporting Period. Meanwhile, spread sectors were relatively resilient throughout the first quarter of 2011, with most major spread sectors outperforming U.S. Treasuries despite the risks that arose.

■ Investment grade corporate bonds generated relatively flat returns during the Reporting Period. Riskier fixed income assets generally underperformed early in the Reporting Period, especially during May 2010 when the European sovereign debt crisis caused investors to overlook positive economic data. This caused credit spreads, or the difference in yields between corporate bonds and duration-equivalent U.S. Treasury securities, to widen. Spreads subsequently tightened in July, as stronger Eurozone data overshadowed the fiscal problems among peripheral member states. In the same month, sentiment improved in advance of the release of European bank stress test results. November 2010 saw a renewed increase in risk aversion and, consequently, a sell-off in response to a combination of peripheral European contagion concerns, profit-taking on the rally that led up to the announcement of the Fed’s quantitative easing policy, and ratings downgrades on certain U.S. and European banks. The first quarter of 2011 saw credit spreads surprisingly resilient to the events in the Middle East and Japan, as broadly favorable stress test results were released both in Ireland and in the U.S. Merger and acquisition activity was muted and issuance was strong during the Reporting Period. Among the most interesting issues during the Reporting Period was a new type of bond from Credit Suisse — the contingent convertible (“CoCo”) bond. Credit Suisse issued $6.2 billion in CoCos primarily targeting the Asian market. CoCo bonds are similar to convertible bonds because they can be exchanged for the issuing company’s underlying stock. However, before a CoCo bond can be converted, the underlying stock must reach a second, higher price.

■ U.S. mortgage-backed securities turned in solid performance during the Reporting Period as the sector benefited from a benign prepayment environment and robust demand from yield-focused investors. Prepayment means paying off a debt partially or entirely before the loan term expires. Prepayment is a risk for investors who hold mortgage-backed securities because it can deprive them of interest payments they might otherwise have received. U.S. agency mortgage-backed securities (“MBS”) recorded gains during the second quarter of 2010 as fears about the solvency of peripheral European nations drove flight-to-quality buying. U.S. agency MBS then experienced a weak third calendar quarter as U.S. Treasury yields fell and the spread, or difference in yields between agency MBS and comparable-duration U.S. Treasuries, widened. There were also mounting concerns about prepayment rates and increased supply driven by the Fed’s paydowns (or payments made toward outstanding principal) of its MBS portfolio. The trend reversed during the fourth calendar quarter, and agency MBS outperformed largely as a result of attractive valuations and fading fears of a

MARKET REVIEW

refinancing wave. Performance remained strong during the first quarter of 2011 despite pockets of volatility driven by the U.S. Treasury Department release of a white paper entitled “Reforming America’s Housing Finance Market” and its announcement that it planned to wind down its $136 billion agency MBS portfolio. Meanwhile, credit-sensitive non-agency MBS performed strongly during the Reporting Period as a result of their attractive yields, the supportive environment for riskier fixed income assets and favorable market technicals, including robust demand and reduced supply. Demand for commercial mortgage-backed securities (“CMBS”) continued to be strong, and the sector outperformed U.S. Treasuries.

■ High yield corporate bonds performed well during the Reporting Period, weathering several challenges to investor risk appetite. The sector benefited from investors’ search for yield in an environment of slow economic growth and historically low interest rates. During April 2010, high yield corporate bonds withstood the pressure on riskier fixed income assets, but then struggled in early May as credit market liquidity suffered from mounting concerns about European sovereign debt and pending financial regulatory reform in Europe and the U.S. The sector then turned in solid results as persistent high unemployment and weakness in the housing market raised expectations for additional central bank easing, particularly in the U.S., and contributed to a rally in U.S. Treasury securities. High yield corporate bonds continued to perform well during the first quarter of 2011 despite geopolitical tensions, the rising price of oil and Japan’s devastating earthquake and tsunami in early March.

Strong market technicals supported the sector’s performance. According to Lipper/AMG Data, high yield mutual funds enjoyed investment inflows totaling $5.8 billion during the first quarter of 2011, compared to $12.5 billion during all of 2010. On the supply side, during the fourth quarter of 2010, the high yield corporate bond market logged one of its strongest quarters ever with $91.3 billion in new issuance, bringing the 2010 total to $302 billion1 and easily surpassing 2009’s full-year record of $180.7 billion. Despite volatile conditions during the first months of 2011, the high yield market recorded yet another strong quarter of issuance with $89.6 billion in new bonds.

Sector fundamentals improved as well. During the economic downturn, corporations managed their costs well and became much leaner operationally. Throughout the Reporting Period, many companies reaped the benefits of significantly improved operating leverage on better margins and positive revenue growth. They provided a number of earnings and revenue upside surprises, especially during the second-quarter 2010 earnings season. Further, a significant portion of high yield issuance was used for refinancing activities during the Reporting Period, which allowed companies to lower their interest expenses and further improve coverage ratios. A company’s coverage ratio is a measurement of its ability to meet its obligations. Extremely low default activity also continued during the Reporting Period with the default rate falling to just 0.80%, well below the historical sector average of 4.3%.2

■ Emerging markets debt provided positive returns during the Reporting Period. The emerging external debt markets, as represented by J.P. Morgan EMBI Global Diversified Index, returned 8.58%. The top performers during the Reporting Period were (in U.S. dollar terms*) Argentina (+28.59%), the Philippines (+10.26%) and Turkey (+8.99%). Egypt (+2.17%), Croatia (+1.99%) and Pakistan (-1.49%) turned in the weakest performance.

[1]	Source: Standard & Poor’s Leveraged Commentary & Data (LCD) as of December 31, 2010.

[2]	Source: JP Morgan as of December 31, 2010.

*	All regional and market returns are in U.S. dollar terms (unless otherwise specified), are based on country-specific stock market indices and reflect the reinvestment of any dividends, if applicable.

MARKET REVIEW

Argentina rallied on the increasing probability of a more pro-market government later in 2011, which may lead to more constructive relations with the IMF. This could improve the country’s access to international funding markets and potentially lead to stronger and more sustainable growth. The Philippines outperformed on robust economic growth driven by domestic demand and strong overseas remittances. The country also elected a new president who is expected to favor market-friendly policies. Egypt significantly underperformed during the first quarter of 2011, mainly because of social unrest and political instability. Protests against the government of Hosni Mubarak escalated towards the end of January and in response, Moody’s Investors Service downgraded Egypt’s government bond ratings to Ba3 from Ba1, noting that the policy response to the political upheaval “could undermine Egypt’s already weak public finances.”

■ Local emerging markets debt posted a positive return during the Reporting Period, driven primarily by currency movement rather than interest rates. The emerging local debt markets, as represented by the J.P. Morgan Government Bond Index-Emerging Markets Global Diversified Index, gained 12.85%. Of that return, 4.55% was derived from interest rates and 8.30% from currencies’ appreciation versus the U.S. dollar. The U.S. Dollar Index, a measure of the value of the U.S. dollar against a basket of international currencies, dropped 6.43%, while emerging market currencies, as represented by the J.P. Morgan Emerging Local Markets Plus (“ELMI+”) Index, posted a positive return of 7.65%. Among countries, the top performers during the Reporting Period were (in U.S. dollar terms*) Brazil (+21.43%) and Indonesia (+20.27%). Egypt (-8.55%) and Peru (+2.03%) lagged.

Concerns about the fiscal problems of European peripheral nations had a negative impact on European emerging markets in mid-2010. The focus shifted in early 2011 to the MENA region as social and political unrest led to sharp increases in oil prices. The Egyptian pound depreciated 8.25% during the Reporting Period. Brazilian local bonds continued to show strength on robust economic fundamentals, attractive yields and strong domestic demand. Indonesian local bonds outperformed on continued government efforts to increase the country’s appeal to foreign investors. The reforms have raised expectations that Indonesia’s external debt may be upgraded to investment grade.

Looking Ahead

We are optimistic about U.S. economic growth potential in 2011 and 2012. However, given the downside risks that arose since the turn of the calendar year, we have trimmed our 2011 U.S. Gross Domestic Product (“GDP”) forecast to 3.2% from 3.5% at the end of 2010, putting us in line with consensus estimates. We also reduced our 2012 U.S. GDP forecast from 3.5% to 3.0%, putting us slightly below the consensus. We expect headline inflation of 1.7% in 2011 and 2.0% in 2012, which is in line with the consensus.

At the end of the Reporting Period, the core drivers of U.S. economic growth — consumer spending and business investment — were improving, and we believe should be likely to continue. Consumer spending was benefiting from a rise in real disposable income, which increased nearly 3% year-over-year in January 2011. The rise in disposable income, driven in part by payroll tax cuts passed in late 2010, was allowing consumers to continue to build their savings while maintaining spending growth of approximately 2% year-over-year. Meanwhile, business investment was still underpinned by strong corporate profits, which were being recycled into spending on machinery and equipment.

MARKET REVIEW

The combination of higher disposable income and strong business investment provides, in our view, significant support for other areas of the economy. For example, manufacturing activity was expanding rapidly at the end of the Reporting Period, with the U.S. Institute for Supply Management (“ISM”) manufacturing index reaching a multi-year high in February 2011.

The job market, a key weak spot in the economic recovery to date, was also showing signs of life at the end of the Reporting Period. Both jobless claims and the unemployment rate were clearly trending lower, and surveys regarding firms’ hiring intentions suggested further job gains to come. Demand for consumer and business credit, another weak spot in the recovery, also appeared to be growing again based on the Fed’s survey of senior loan officers. The housing market remained an area of weakness, as home prices continued to fall, but we expect demand should pick up in the months ahead, as the weather improves.

Should economic growth better, we believe the Fed is likely to come under more pressure in 2011 to raise short-term interest rates. In particular, core inflation (which excludes food and energy prices) appeared, at the end of the Reporting Period, to have bottomed out. With more people renting rather than buying a home, the rental price component of core inflation seems likely, we believe, to turn higher. However, we expect inflation should remain relatively low even into 2012 given the amount of slack that is still in the economy. With inflation likely to remain low and growth still facing multiple challenges, we think the Fed will continue holding the target federal funds rate in a range between zero and 0.25% throughout 2011.

While we believe domestic sources of strength can support continued economic growth in the U.S., the risk to this view is that the situations in the MENA region, Europe and Japan may deteriorate further. In particular, further unrest in the Middle East could derail the U.S. expansion through an oil supply shock. At the end of the Reporting Period, that had not happened yet, and a supply shock is not our expectation, but the risk had clearly increased. The situation in Japan was, as of this writing, still developing, and the ultimate impact of events there on the global economy is unknown. We think the key risk for the U.S. is a break in the global supply chain that causes manufacturing or other business activity to slow due to a lack of components produced in Japan. In Europe, the continuing sovereign debt crisis still represented, at the end of the Reporting Period, a potential threat to business and consumer confidence globally.

From an investment perspective, we believe the most likely outlook for sustainable U.S. economic growth continues to favor risk assets over U.S. Treasuries over the longer term. The improvement in U.S. economic fundamentals, coupled with a continuation of low interest rates, should provide a favorable backdrop for risk assets.

We continue to see particular opportunity in investment grade corporate bonds based on the strength of corporate balance sheets and the likelihood of continued strong profits if the U.S. economic expansion continues, as we expect. At the end of the Reporting Period, credit fundamentals were strong and improving in many industries, profit margins were near all-time highs, and companies maintained large cash balances. While we expect to see some borrowing to fund mergers, leveraged buyouts and/or share buybacks, we believe most companies will avoid activities that are materially negative for creditors. In the near-term, we intend to take a more cautious stance due to the high degree of uncertainty surrounding the outlook for oil prices, Japan’s economy and European bond markets. At the same time, we favor bonds lower in the capital structure because we think defensive bonds offer limited return potential. Although regulatory risk remains a concern, we believe changes to the regulatory framework for banks — including the Dodd-Frank legislation in the U.S. and Basel III globally — will be beneficial for financial companies in the long run. Basel III is a global regulatory standard relating to banks’ capital adequacy and liquidity.

MARKET REVIEW

Among U.S. mortgage backed securities, we believe the expensive valuations of agency MBS reflect overly optimistic views about refinancing risks. Furthermore, we believe supply and demand are likely to be challenging during 2011. However, we remain constructive on the non-agency MBS market. Loss-adjusted yields across the non-agency sector continue to compare favorably with other high-volatility assets, and, at the end of the Reporting Period, we believed that prices still reflected an unreasonably high level of uncertainty about the U.S. housing market. We also expect demand to exceed supply during 2011, which should serve to buoy the prices of non-agency MBS. Meanwhile, stabilizing fundamentals and strong markets are likely, in our view, to support CMBS.

High yield corporate bonds most exposed to the recovery in consumer confidence and spending seem likely, in our opinion, to perform well during 2011. Given the volatility in peripheral European countries, the strongest performing sectors and issuers could be those that benefit from strong economic growth in Germany and the Nordic region (which includes Denmark, Finland, Iceland, Norway and Sweden as well as their associated territories). We believe that more caution is warranted on issuers that depend on economic growth in Greece, Spain, Portugal and Ireland. From an industry perspective, we believe natural gas companies should be likely to see natural gas prices weaken on abundant supply resulting from new extraction technologies. We expect homebuilders to be hampered by sluggish new and existing home sales, while utilities seem likely to feel the effects of rising coal costs and low natural gas prices.

In our view, emerging markets debt can better withstand shocks to the global financial system than in years past, thanks in part to reserve accumulation and improved external debt positions. We believe that greater policy autonomy has also played a key role, as credible monetary policy has helped to moderate inflation and fiscal consolidation has reduced public sector debt burdens. At the end of the Reporting Period, stand-alone valuations in emerging markets debt reflected these fundamental improvements to some extent, but we believe increasing recognition of emerging markets debt as a mature fixed income sector should lead to more strategic investment allocations, consequently boosting valuations.

Local emerging markets debt has dramatically transformed in the last few years. The sector has deepened and become more liquid. The investor base has grown and become more diversified. Emerging market economies have undergone structural changes that promote macroeconomic stability and active debt management. As a result, investment inflows to local debt funds have become more consistent and stem from strategic investors. We believe that these trends are likely to persist in the future. Going forward, we expect to add value in two ways. The first strategy is related to foreign currency appreciation. We believe that emerging market currencies are underpinned by current account surpluses and strong growth rates relative to developed economies. These traits are not easily undermined and can anchor asset valuations over the medium term. The second strategy is related to interest rate convergence. The spread, or differential, between the yields of emerging markets external debt and U.S. Treasuries of comparable duration has tightened dramatically over the last ten years, and we think local emerging market debt yields should be likely to follow a similar trend.

PORTFOLIO RESULTS

Goldman Sachs Emerging Markets Debt Fund

Investment Objective

The Fund seeks a high level of total return consisting of income and capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Global Fixed Income Investment Management Team discusses the Goldman Sachs Emerging Markets Debt Fund’s (the “Fund”) performance and positioning for the 12-month period ended March 31, 2011 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C and Institutional Shares generated cumulative total returns, without sales charges, of 8.46%, 7.65% and 8.82%, respectively. These returns compare to the 8.58% cumulative total return of the Fund’s benchmark, the J.P. Morgan EMBI Global Diversified Index (with dividends reinvested) (the “Index”), during the same time period. During the period from inception on July 30, 2010 to March 31, 2011, the Fund’s Class IR Shares generated a cumulative total return of 2.96%. This compares to the 3.07% cumulative total return of the Index during the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund generated mixed results during the Reporting Period. Detracting most from relative performance was the Fund’s U.S. duration and yield curve positioning. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve indicates the spectrum of maturities within a particular sector. On the other hand, country and issue selection of hard currency denominated debt contributed most to the Fund’s relative performance.

Q	Which segments of emerging markets debt most significantly affected Fund performance?

A	Country and issue selection in Argentina contributed positively to relative results, as the Fund’s holdings in Argentine external debt significantly outperformed the Index. As mentioned in the Market Review, Argentine external debt rallied during the Reporting Period on the probability that a more pro-market government might be in place later in 2011.

The Fund also benefited from its exposure to Mexico’s interest rates, accomplished through a position in Mexican local bonds. Also enhancing relative returns was the Fund’s investment in the Russian ruble, accomplished through the use of foreign currency forwards.

Selection of Chilean and Brazilian local debt detracted from Fund performance during the Reporting Period. The Fund was also hampered by its position in the Turkish lira, accomplished through the use of foreign currency forwards. The currency depreciated 1.8% during the Reporting Period.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	The Fund’s U.S. duration and yield curve positioning detracted overall from its relative returns during the Reporting Period. Between June and August 2010, when we believed the market was overstating the risk of a double-dip recession and yields would rise, the Fund had a short duration bias. This position dampened performance, however, when yields fell instead. During December 2010, we expected interest rates to remain low, and thus the Fund had a long duration bias. The position detracted from results when yields actually increased. In March 2011, the Fund began the month with a short duration bias, which we shifted — adopting a slightly long to neutral duration position — toward the end of the month. As yields increased during March, this position detracted from performance.

PORTFOLIO RESULTS

Q	How did the Fund use derivatives during the Reporting Period?

A	In seeking to achieve its investment objective, including the management and influence of duration and yield curve positioning, as market conditions warranted during the Reporting Period, the Fund used instruments that included financial futures contracts, forward foreign currency exchange contracts and interest rate, credit default and total return swap contracts. For example, as market conditions shifted, such instruments helped us shorten and lengthen the duration of the Fund and were used to introduce a steepening or flattening yield curve bias within the Fund. In addition, such instruments helped the Fund gain exposure to certain countries or currencies.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	During the Reporting Period, we increased the Fund’s exposures to Colombian and Peruvian external debt based on our belief that such debt was undervalued by the market. We reduced the Fund’s overweighted positions relative to the Index in Indonesian and Qatari external debt.

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund had overweighted positions relative to the Index in Colombian and Indonesian external debt and in Brazilian local bonds. It was underweight in Brazilian and Panamanian external debt relative to the Index.

FUND BASICS

Emerging Markets Debt Fund
as of March 31, 2011

PERFORMANCE REVIEW

		J.P. Morgan	30-Day	30-Day
April 1, 2010–	Fund Total Return	EMBI Global	Standardized	Standardized
March 31, 2011	(based on NAV1)	Diversified Index[2]	Subsidized Yield[3]	Unsubsidized Yield[3]

Class A	8.46%	8.58%	4.59%	4.39%
Class C	7.65	8.58	4.06	3.85
Institutional	8.82	8.58	5.15	4.94

July 30, 2010–
March 31, 2011

Class IR	2.96%	3.07%	5.06%	4.85%

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The J.P. Morgan EMBI Global Diversified Index (with dividends reinvested) is an unmanaged index of debt instruments of 31 emerging countries. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]	The 30-Day Standardized Subsidized Yield of the Fund is calculated by dividing the net investment income per share (as defined by securities industry regulations) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price (“POP”) per share of the Fund on the last day of the period. This number is then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not reflect any applicable expense reductions.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS[4]

For the period ended 3/31/11	One Year	Five Years	Since Inception	Inception Date

Class A	3.54%	7.05%	10.05%	8/29/03
Class C	6.60	N/A	7.30	9/29/06
Institutional	8.82	8.41	11.13	8/29/03
Class IR	N/A	N/A	2.96	7/30/10

[4]	The Standardized Average Annual Total Returns are average annual total returns or cumulative total returns (only if performance is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 4.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns. The Fund will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less. The performance figures do not reflect the deduction of the redemption fee. If reflected, the redemption fee would reduce the performance quoted.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[5]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.22%	1.31%
Class C	1.97	2.06
Institutional	0.88	0.97
Class IR	0.97	1.06

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations may be modified or terminated in the future, consistent with the terms of any agreements in place. If this occurs, the expense ratios may change without shareholder approval.

TOP 10 COUNTRY ALLOCATION[6]

	Percentage of Net Assets

	as of 3/31/11	as of 3/31/10

Colombia	6.3%	2.6%
Brazil	5.8	6.2
Indonesia	5.6	10.1
Mexico	5.1	7.7
Turkey	5.1	4.2
Russia	4.8	7.0
Argentina	4.6	3.7
Venezuela	4.1	5.2
Peru	4.0	2.1
Philippines	3.8	5.9

[6]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. The above table does not include repurchase agreements of 14.8% as of 3/31/11 and 7.4% as of 3/31/10.

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Performance Summary
March 31, 2011

The following graph shows the value, as of March 31, 2011, of a $10,000 investment made on August 29, 2003 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the J.P. Morgan EMBI Global Diversified Index, is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations currently in effect and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C and Class IR Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the investment adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, portfolio operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Emerging Markets Debt Fund’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from August 29, 2003 through March 31, 2011.

Average Annual Total Return through March 31, 2011	One Year	Five Years	Since Inception
Class A (Commenced August 29, 2003)
Excluding sales charges	8.46%	8.04%	10.72%
Including sales charges	3.54%	7.05%	10.05%

Class C (Commenced September 29, 2006)
Excluding sales charges	7.65%	n/a	7.30%
Including sales charges	6.60%	n/a	7.30%

Institutional (Commenced August 29, 2003)	8.82%	8.41%	11.13%

Class IR (Commenced July 30, 2010)	n/a	n/a	2.96%	*

*	Total return for periods of less than one year represents cumulative total return.

PORTFOLIO RESULTS

Goldman Sachs High Yield Fund

Investment Objective

The Fund seeks a high level of current income and may also consider the potential for capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs High Yield Fixed Income Investment Management Team discusses the Goldman Sachs High Yield Fund’s (the “Fund”) performance and positioning for the 12-month period ended March 31, 2011 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, Institutional, Service, IR and R Shares generated cumulative total returns, without sales charges, of 12.56%, 11.87%, 11.72%, 12.93%, 12.54%, 12.99% and 12.29%, respectively. These returns compare to the 14.26% cumulative total return of the Fund’s benchmark, the Barclays Capital U.S. Corporate High Yield Index, 2% Issuer Capped (the “Index”), during the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund’s underweighted position in financials detracted from its relative performance. This was somewhat offset by the Fund’s exposure to bonds benefiting from cyclical recovery stories in both the U.S. and European markets.

Q	Which segments within high yield most significantly affected Fund performance?

A	The greatest detractor from performance was the Fund’s underweighted position relative to the Index in high yield financial corporate bonds. We maintained the underweight because of our concern about the viability of short-term funded entities with below-investment grade ratings as well as our overall concern about balance sheet health and the regulatory environment. Specifically, the Fund was hampered by its underweight to the hybrid securities (which combine characteristics of both bonds and stocks) of select financials, including Royal Bank of Scotland Group, American International Group, American General Finance (renamed Springleaf Financial Services during the Reporting Period) and Regions Financial. Also detracting slightly were the Fund’s overweighted exposures to stable companies that moderately lagged the market, such as Travelport, which provides computerized transaction processing systems to the travel industry, and Dean Foods, a food and beverage company.

On the positive side, the Fund benefited from its exposure to the cyclical recovery stories of Grohe, a building materials supplier of premium showers and faucets, and of Manchester United, a sports and leisure company. Also adding to performance were the Fund’s overweighted positions relative to the Index in emerging markets high yield corporate bonds, including Digicel Group, a Caribbean mobile telecommunications operator, and EdCon, a clothing and footwear retailer in southern Africa. The Fund’s overweighted position in the gaming industry also enhanced results. In general, gaming companies benefited during the Reporting Period from stabilization of revenues, balance sheet repair and improved equity market valuations.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	The Fund does not use duration and yield curve positioning as active management strategies within its investment process.

Q	How did the Fund use derivatives during the Reporting Period?

A	To hedge against currency risk (that is, the risk that certain currencies might fluctuate in value), the Fund employed forward foreign exchange currency contracts during the Reporting Period. In addition, as we sought to increase the Fund’s total return, credit default swaps were used as cost-efficient instruments to grant us versatility in the management of the Fund’s strategy.

PORTFOLIO RESULTS

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	There were no substantial changes made in the Fund’s sector weightings during the Reporting Period. However, despite remaining underweight in financials at the end of the Reporting Period, the Fund made select investments in the subordinated debt of certain financial issuers that we believed might be upgraded to investment grade in the near term.

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was overweight consumer products, gaming and lodging, and commercial services relative to the Index. It was underweight energy, electric utilities and financials versus the Index.

FUND BASICS

High Yield Fund
as of March 31, 2011

PERFORMANCE REVIEW

		Barclays Capital
		U.S. Corporate	30-Day	30-Day
April 1, 2010–	Fund Total Return	High Yield Bond Index	Standardized	Standardized
March 31, 2011	(based on NAV)[1]	2% Issuer Capped[2]	Subsidized Yield[3]	Unsubsidized Yield[3]

Class A	12.56%	14.26%	5.22%	5.18%
Class B	11.87	14.26	4.70	4.66
Class C	11.72	14.26	4.71	4.67
Institutional	12.93	14.26	5.81	5.77
Service	12.54	14.26	5.30	5.26
Class IR	12.99	14.26	5.72	5.68
Class R	12.29	14.26	5.21	5.18

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Barclays Capital U.S. Corporate High Yield Bond Index, 2% Issuer Capped, an unmanaged index, covers the universe of U.S. dollar denominated, non-convertible, fixed rate, non-investment grade debt. Index holdings must have at least one year to final maturity, at least $150 million par amount outstanding, and be publicly issued with a rating of Ba1 or lower. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]	The 30-Day Standardized Subsidized Yield of the Fund is calculated by dividing the net investment income per share (as defined by securities industry regulations) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price (“POP”) per share of the Fund on the last day of the period. This number is then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not reflect any applicable expense reductions.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS[4]

For the period ended 3/31/11	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A	7.55%	5.79%	7.49%	6.32%	8/1/97
Class B	6.52	5.58	7.33	6.21	8/1/97
Class C	10.65	6.01	7.20	5.93	8/15/97
Institutional	12.93	7.17	8.39	7.08	8/1/97
Service	12.54	6.65	7.84	6.54	8/1/97
Class IR	12.99	N/A	N/A	7.84	11/30/07
Class R	12.29	N/A	N/A	7.27	11/30/07

[4]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 4.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Class B Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after purchase. Returns for Class B Shares for the period after conversion reflect the performance of Class A Shares. Because Institutional, Service, Class R and IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns. The Fund will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 60 calendar days or less. The performance figures do not reflect the deduction of the redemption fee. If reflected, the redemption fee would reduce the performance quoted. The Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[5]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.05%	1.06%
Class B	1.80	1.81
Class C	1.80	1.81
Institutional	0.71	0.72
Service	1.21	1.22
Class IR	0.80	0.81
Class R	1.30	1.31

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations may be modified or terminated in the future, consistent with the terms of any agreements in place. If this occurs, the expense ratios may change without shareholder approval.

TOP 10 ISSUERS AS OF 3/31/11[6]

Company	% of Net Assets	Line of Business

Intelsat	2.8%	Telecommunications – Satellites
Sprint Nextel	2.8	Telecommunications – Cellular
Ford	2.0	Automotive
First Data	1.7	Technology – Software/Services
HCA	1.5	Health Care – Services
CIT Group	1.4	Finance
MGM Mirage	1.3	Gaming
AIG	1.3	Finance
Reynolds Group	1.2	Packaging
Caesars Entertainment	1.2	Gaming

[6]	The top 10 issuers may not be representative of the Fund’s future investments.

TOP 10 INDUSTRY ALLOCATION[7]

	Percentage of Net Assets

	as of 3/31/11	as of 3/31/10

Finance	7.9%	8.0%
Health Care	7.5	9.0
Energy	7.1	6.5
Technology	6.6	3.9
Gaming	6.3	5.0
Media	5.8	6.8
Telecommunications – Non Cellular	5.4	5.6
Automotive	4.8	3.9
Utilities	4.6	5.3
Telecommunications – Cellular	4.0	3.9

[7]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

GOLDMAN SACHS HIGH YIELD FUND

Performance Summary
March 31, 2011

The following graph shows the value, as of March 31, 2011, of a $10,000 investment made on April 1, 2001 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Barclays Capital U.S. Corporate High Yield Bond Index, 2% Issuer Capped, is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations currently in effect and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class B, Class C, Service, Class IR and Class R Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the investment adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

High Yield Fund’s 10 Year Performance

Performance of a $10,000 Investment, with distributions reinvested, from April 1, 2001 through March 31, 2011.

Average Annual Total Return Through March 31, 2011	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced August 1, 1997)
Excluding sales charges	12.56%	6.77%	7.99%	6.68%
Including sales charges	7.55%	5.79%	7.49%	6.32%

Class B (Commenced August 1, 1997)
Excluding contingent deferred sales charges	11.87%	6.00%	7.33%	6.21%
Including contingent deferred sales charges	6.52%	5.58%	7.33%	6.21%

Class C (Commenced August 15, 1997)
Excluding contingent deferred sales charges	11.72%	6.01%	7.20%	5.93%
Including contingent deferred sales charges	10.65%	6.01%	7.20%	5.93%

Institutional (Commenced August 1, 1997)	12.93%	7.17%	8.39%	7.08%

Service (Commenced August 1, 1997)	12.54%	6.65%	7.84%	6.54%

Class IR (Commenced November 30, 2007)	12.99%	n/a	n/a	7.84%

Class R (Commenced November 30, 2007)	12.29%	n/a	n/a	7.27%

PORTFOLIO RESULTS

Goldman Sachs High Yield Floating Rate Fund

The Goldman Sachs High Yield Floating Rate Fund, which offers Class A, Class C, Institutional, Class IR and Class R Shares, launched on Thursday, March 31, 2011, the last day of the Fund’s fiscal year end and therefore, no performance results are reported herein. The Fund seeks a high level of current income.

FUND BASICS

High Yield Floating Rate Fund
as of March 31, 2011

EXPENSE RATIOS[1]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.08%	1.25%
Class C	1.83	2.00
Institutional	0.74	0.91
Class IR	0.83	1.00
Class R	1.33	1.50

[1]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations may be modified or terminated in the future, consistent with the terms of any agreements in place. If this occurs, the expense ratios may change without shareholder approval.

TOP 10 INDUSTRY ALLOCATION[2]

as of 3/31/11

Wireless Telecommunications	1.7%
Media	1.7
Health Care	1.7
Technology	1.6
Energy	1.3
Food & Beverage	1.3
Utilities	1.2
Gaming	1.2
Retailers	1.1
Finance	0.8

[2]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

PORTFOLIO RESULTS

Goldman Sachs Investment Grade Credit Fund

Investment Objective

The Fund seeks a high level of total return consisting of capital appreciation and income that exceeds the total return of the Barclay’s Capital U.S. Credit Index.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs U.S. Fixed Income Investment Management Team discusses the Goldman Sachs Investment Grade Credit Fund’s (the “Fund”) performance and positioning for the 12-month period ended March 31, 2011 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Institutional and Separate Account Institutional Shares generated cumulative total returns, without sales charges, of 8.37%, 8.73% and 8.77%, respectively. These returns compare to the 7.01% cumulative total return of the Fund’s benchmark, the Barclays Capital U.S. Credit Bond Index (the “Index”), during the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Issue selection among investment grade corporate bonds contributed most to the Fund’s relative performance. The combined effect of the Fund’s duration and yield curve positioning marginally detracted from performance. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve indicates the spectrum of maturities within a particular sector.

Q	Which segments of investment grade credit most significantly affected Fund performance?

A	The greatest contributor to the Fund’s outperformance of the Index was our individual issue selection of investment grade corporate bonds. Particularly advantageous was the Fund’s bias toward issues at the lower end of the Fund’s permitted ratings spectrum. Many of these names performed strongly during the Reporting Period. These results were slightly offset by the Fund’s exposure to the currency markets, particularly the euro, accomplished through investments in foreign currency exchange forwards.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	The Fund’s U.S. duration and yield curve positioning detracted overall from its relative returns during the Reporting Period. During the second quarter of 2010, the Fund was underweight five-year maturities on the U.S. Treasury yield curve. This hampered results when yields in this segment of the U.S. Treasury yield curve declined. Our overweighted bias to seven-year maturities on the U.S. Treasury yield curve detracted during December 2010 when interest rates rose on strengthening U.S. economic data and continued investment inflows into riskier fixed income assets. Near the end of the Reporting Period, the Fund’s overweight to maturities between three and five years detracted as interest rates trended upwards.

Q	How did the Fund use derivatives during the Reporting Period?

A	In seeking to achieve its investment objective, including the management and influence of duration and yield curve positioning, as market conditions warranted during the Reporting Period, the Fund used instruments that included financial futures contracts, swap contracts (i.e. interest rate swaps, credit default swaps and swaptions, which are options on interest rate swap contracts) and forward foreign currency exchange contracts related to foreign currency transactions. For example, as market conditions shifted, such instruments helped us shorten and lengthen the duration of the Fund or to introduce a steepening or flattening yield curve bias within the Fund. We also used such instruments to express certain views about corporate bonds and to hedge the Fund’s interest rate exposure.

PORTFOLIO RESULTS

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	We increased the Fund’s exposure to taxable municipal bonds and emerging markets debt during the Reporting Period.

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund had an underweighted position relative to the Index in investment grade corporate credit. Within corporate bonds, the Fund was overweight banking, insurance, real estate investment trusts (REITs), energy and natural gas utilities. Relative to the Index, the Fund was underweight retail, communications, information technology, transportation and electric utilities corporate bonds.

FUND BASICS

Investment Grade Credit Fund
as of March 31, 2011

PERFORMANCE REVIEW

		Barclays Capital	30-Day	30-Day
April 1, 2010–	Fund Total Return	U.S. Credit	Standardized	Standardized
March 31, 2011	(based on NAV)[1]	Bond Index[2]	Subsidized Yield[3]	Unsubsidized Yield[3]

Class A	8.37%	7.01%	3.33%	3.22%
Institutional	8.73	7.01	3.80	3.69
Separate Account Institutional	8.77	7.01	3.80	3.69

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Barclays Capital U.S. Credit Bond Index is an unmanaged index which is unbundled into pure corporates (industrial, utility, and finance, including both U.S. and non-U.S. corporations) and non-corporates (sovereign, supranational, foreign agencies, and foreign local governments). The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]	The 30-Day Standardized Subsidized Yield of the Fund is calculated by dividing the net investment income per share (as defined by securities industry regulations) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price (“POP”) per share of the Fund on the last day of the period. This number is then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not reflect any applicable expense reductions.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS[4]

For the period ended 3/31/11	One Year	Five Years	Since Inception	Inception Date

Class A	4.26%	3.80%	3.62%	11/3/03
Institutional	8.73	4.94	4.56	11/3/03
Separate Account Institutional	8.77	5.00	4.61	11/3/03

[4]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 3.75% for Class A Shares. Prior to July 29, 2009, the maximum initial sales charge applicable to Class A Shares was 4.5%, which is not reflected in the average annual total return figures shown. Because Institutional and Separate Account Institutional Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[5]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	0.76%	0.89%
Institutional	0.42	0.55
Separate Account Institutional	0.37	0.50

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations may be modified or terminated in the future, consistent with the terms of any agreements in place. If this occurs, the expense ratios may change without shareholder approval.

FUND COMPOSITION[6]

[6]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments represent repurchase agreements. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.

[7]	“Agency Debentures” include agency securities offered by companies such as FNMA and FHLMC which operate under a government charter. While they are required to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate similar to any other publicly traded company.

FUND BASICS

TOP TEN INDUSTRY ALLOCATION[9]

	Percentage of Net Assets

	as of 3/31/11	as of 3/31/10

Banks	27.9%	18.7%
Energy	7.5	5.7
Real Estate Investment Trusts	6.1	5.4
Insurance	4.8	7.0
Pipelines	4.4	8.9
Electric	3.9	4.9
Health Care	3.9	4.3
Food & Beverage	3.5	4.5
Wirelines and Wireless Communications	3.4	5.2
Brokerage	3.1	3.0

[9]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Performance Summary
March 31, 2011

The following graph shows the value, as of March 31, 2011, of a $10,000 investment made on November 3, 2003 (commencement of operations) in Separate Account Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Barclays Capital U.S. Credit Bond Index, is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects fee waivers and/or expense limitations currently in effect and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A and Institutional Shares will vary from Separate Account Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the investment adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Investment Grade Credit Fund’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from November 3, 2003 through March 31, 2011.

Average Annual Total Return through March 31, 2011	One Year	Five Years	Since Inception
Class A (Commenced November 3, 2003)
Excluding sales charges	8.37%	4.59%	4.16%
Including sales charges	4.26%	3.80%	3.62%

Institutional (Commenced November 3, 2003)	8.73%	4.94%	4.56%

Separate Account Institutional (Commenced November 3, 2003)	8.77%	5.00%	4.61%

PORTFOLIO RESULTS

Goldman Sachs Local Emerging
Markets Debt Fund

Investment Objective

The Fund seeks a high level of total return consisting of income and capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Global Fixed Income Investment Management Team discusses the Goldman Sachs Local Emerging Markets Debt Fund’s (the “Fund”) performance and positioning for the 12-month period ended March 31, 2011 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C and Institutional Shares generated cumulative total returns, without sales charges, of 11.30%, 10.45% and 11.68%, respectively. These returns compare to the 12.85% cumulative total return of the Fund’s benchmark, the J.P. Morgan Government Bond Index — Emerging Markets Global Diversified Index (with dividends reinvested) (the “Index”), during the same time period. During the period from inception on July 30, 2010 to March 31, 2011, the Fund’s Class IR Shares generated a cumulative total return of 8.13%. This compares to the 9.10% cumulative total return of the Index during the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund’s currency positions detracted from its relative performance. Contributing positively to results were country and issue selection.

Q	Which segments of local emerging markets debt most significantly affected Fund performance?

A	The Fund’s overweighted position in the Turkish lira, accomplished through the use of forward foreign currency exchange contracts, dampened results. The currency depreciated 1.8% during the Reporting Period. Overweighted positions in Brazilian and Chilean local debt also detracted as interest rates in both countries increased during the Reporting Period.

The Fund benefited from country and issue selection in Argentine GDP warrants and Turkish local debt. Argentine GDP warrants, which pay holders when economic growth exceeds projections, contributed as Argentina’s economic growth surprised to the upside. The Fund’s overweighted exposure to Turkish local debt added value as Turkey’s interest rates declined.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	The Fund does not use duration and yield curve positioning as active management strategies within its investment process.

Q	How did the Fund use derivatives during the Reporting Period?

A	As we sought to increase the Fund’s total return and to hedge its portfolio against shifts in market conditions, we used instruments that included interest rate and total return swap contracts and forward foreign currency exchange contracts related to foreign currency transactions.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	During the Reporting Period, we shifted from an underweighted position in African local bonds to an overweighted position. Because the South African economy has a large output gap, we considered it unlikely that South Africa’s interest rates would rise. At the beginning of the Reporting Period, when we expected South Africa’s central bank to continue cutting interest rates, the Fund was underweight the South African rand. We moved the Fund to an overweighted allocation in the currency because South Africa’s terms of trade (or the ratio of its export prices to its import prices) strengthened as gold and platinum prices

PORTFOLIO RESULTS

increased. We also increased the Fund’s overweight in Brazilian local bonds because of their attractive yields. We added exposure to the Chinese renminbi because of China’s strong export growth and economic fundamentals. We eliminated the Fund’s overweight in Uruguay local bonds. In addition, we shifted from an overweighted position in the Indonesian rupiah to a neutral position and from an overweight in the Polish zloty to an underweighted position.

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund had overweighted positions relative to the Index in South African and Brazilian local bonds and in the Chinese renminbi. It held underweighted positions in Thai and Turkish local bonds.

FUND BASICS

Local Emerging Markets Debt Fund
as of March 31, 2011

PERFORMANCE REVIEW

		J.P. Morgan	30-Day	30-Day
April 1, 2010–	Fund Total Return	GBI EM Global	Standardized	Standardized
March 31, 2011	(based on NAV1)	Diversified Index[2]	Subsidized Yield[3]	Unsubsidized Yield[3]

Class A	11.30%	12.85%	3.94%	3.89%
Class C	10.45	12.85	3.38	3.33
Institutional	11.68	12.85	4.46	4.41

July 30, 2010–
March 31, 2011

Class IR	8.13%	9.10%	4.37%	4.32%

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The J.P. Morgan Government Bond Index — Emerging Markets Global Diversified Index (with dividends reinvested) is an unmanaged index of debt instruments of 14 Emerging Countries. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]	The 30-Day Standardized Subsidized Yield of the Fund is calculated by dividing the net investment income per share (as defined by securities industry regulations) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price (“POP”) per share of the Fund on the last day of the period. This number is then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not reflect any applicable expense reductions.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS[4]

For the period ending 3/31/11	One Year	Since Inception	Inception Date

Class A	6.28%	3.32%	2/15/08
Class C	9.38	4.14	2/15/08
Institutional	11.68	5.21	2/15/08
Class IR	N/A	8.13	7/30/10

[4]	The Standardized Average Annual Total Returns are average annual total returns or cumulative total returns (only if the performance is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 4.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns. The Fund will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less. The performance figures do not reflect the deduction of the redemption fee. If reflected, the redemption fee would reduce the performance quoted.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[5]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.35%	1.49%
Class C	2.10	2.24
Institutional	1.01	1.15
Class IR	1.10	1.24

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations may be modified or terminated in the future, consistent with the terms of any agreements in place. If this occurs, the expense ratios may change without shareholder approval.

TOP 10 COUNTRY ALLOCATION[6]

	Percentage of Net Assets

	as of 3/31/11	as of 3/31/10

Thailand	10.1%	6.5%
Hungary	9.0	7.4
Malaysia	8.8	2.6
South Africa	8.6	4.6
Brazil	7.4	7.7
Mexico	5.3	5.5
Indonesia	6.0	6.9
Poland	4.0	8.3
Turkey	3.7	9.3
Colombia	2.4	3.7

[6]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. The above table does not include repurchase agreements of 25.7% as of 3/31/11 and 20.7% as of 3/31/10.

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Performance Summary
March 31, 2011

The following graph shows the value, as of March 31, 2011, of a $10,000 investment made on February 15, 2008 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the J.P. Morgan GBI EM Global Diversified Index, is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations currently in effect and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class IR and Class C Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the investment adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, portfolio operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Local Emerging Markets Debt Fund’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from February 15, 2008 through March 31, 2011.

Average Annual Total Return through March 31, 2011	One Year	Since Inception
Class A (Commenced February 15, 2008)
Excluding sales charges	11.30%	4.85%
Including sales charges	6.28%	3.32%

Class C (Commenced February 15, 2008)
Excluding sales charges	10.45%	4.14%
Including sales charges	9.38%	4.14%

Institutional (Commenced February 15, 2008)	11.68%	5.21%

Class IR (Commenced July 30, 2010)	n/a	8.13%	*

*	Total return for periods of less than one year represents cumulative total return.

PORTFOLIO RESULTS

Goldman Sachs U.S. Mortgages Fund

Investment Objective

The Fund seeks a high level of total return consisting of income and capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs U.S. Fixed Income Investment Management Team discusses the Goldman Sachs U.S. Mortgages Fund’s (the “Fund”) performance and positioning for the 12-month period ended March 31, 2011 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Institutional and Separate Account Institutional Shares generated cumulative total returns, without sales charges, of 4.46%, 4.81% and 4.84%, respectively. These returns compare to the 5.01% cumulative total return of the Fund’s benchmark, the Barclays Capital U.S. Securitized Bond Index (with dividends reinvested) (the “Index”), during the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund’s cross-sector strategy contributed most to its relative results during the Reporting Period. In our cross-sector strategy, we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Fund’s benchmark. Detracting was the Fund’s duration strategy. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Although bottom-up individual issue selection among agency mortgage-backed securities contributed to relative returns during 2010, the gains were offset by losses during the first quarter of 2011.

Q	Which segments of the U.S. mortgage-backed securities sector most significantly affected Fund performance?

A	During the Reporting Period, the Fund’s cross-sector positioning added to relative performance.

Specifically, the Fund’s exposure to non-agency mortgage-backed securities (MBS) was advantageous. Despite a temporary sell-off during May 2010, non-agency MBS performed strongly during the Reporting Period overall, driven by supportive supply and demand dynamics as well as investor demand for riskier fixed income assets.

From an issue selection perspective, the Fund’s focus during the third quarter of 2010 on agency MBS with lower prepayment risk contributed to performance as mortgage interest rates increased, raising fears that mortgage prepayments might be made at a faster rate.

During the fourth calendar quarter, the Fund’s overweight bias to 15-year pass-through mortgage securities proved advantageous. Pass-through mortgages consist of a pool of residential mortgage loans, where homeowners’ monthly payments of principal, interest and prepayments pass from the original bank through a government agency or investment bank to investors. As extension risk increased during the fourth quarter of 2010, these securities performed strongly. Extension risk is the risk that mortgage-holders will pay off less than their expected monthly payments and that the average life of the MBS will increase, thereby delaying the repayment of principal to investors. Investments in shorter duration securities — such as 15-year pass-through mortgage securities — tend to mitigate extension risk.

PORTFOLIO RESULTS

The Fund’s gains were offset somewhat during the first quarter of 2011 by an underweighted exposure to premium coupon agency MBS. These securities outperformed during these months on subdued prepayment expectations and strong investor demand.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	The Fund’s duration and yield curve positioning strategy detracted from relative performance during the Reporting Period. The Fund’s shorter duration bias in the intermediate- to longer-maturity portions of the U.S. Treasury yield curve, or spectrum of maturities, during the second quarter of 2010 detracted as U.S. Treasury yields fell sharply in response to the sovereign debt crisis in Europe and pending regulatory reform by the U.S. government. In August 2010, based on our views about the potential impact on interest rates of the Fed’s anticipated quantitative easing program, we shifted the Fund to a longer duration bias on the yield curve. However, this stance detracted when U.S. Treasury yields surged during the fourth calendar quarter. Early in the first quarter of 2011, we moved the Fund to a shorter duration bias on signs of improving economic conditions in the U.S. and the global growth outlook. This position dampened relative results as bond yields fell in response to heightened global growth concerns. Among those concerns were the political upheaval across the Middle East and North Africa, which drove oil prices higher, and Japan’s devastating earthquake and tsunami, which raised concerns about a disruption in the global supply chain. As the risks to global growth increased, we moderated the Fund’s shorter duration bias.

Q	How did the Fund use derivatives during the Reporting Period?

A	In seeking to achieve its investment objective, including the management and influence of duration and yield curve positioning, as market conditions warranted during the Reporting Period, the Fund used instruments that included financial futures contracts and swap contracts (i.e. interest rate swaps and swaptions, which are options on interest rate swap contracts). For example, as market conditions shifted, such instruments helped us shorten and lengthen the duration of the Fund and were used to introduce a steepening or flattening yield curve bias within the Fund.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	We tactically shifted the Fund’s duration position throughout the Reporting Period. Also, although we generally maintained an underweighted bias to the agency MBS sector, we tactically moved the Fund to an overweighted position when valuations cheapened and we saw attractive opportunities.

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund had overweighted allocations relative to the Index in agency securities, agency collateralized mortgage obligations (CMO), asset-backed securities (ABS) and commercial mortgage-backed securities (CMBS). It was underweight relative to the Index in residential mortgage-backed securities (RMBS), particularly agency pass-through mortgage securities. The Fund also had a significant position in repurchase agreements. (A repurchase agreement is an agreement between a seller and a buyer, usually of U.S. government securities, whereby the seller agrees to repurchase the securities at an agreed price and, usually, at a stated time.)

FUND BASICS

U.S. Mortgages Fund
as of March 31, 2011

PERFORMANCE REVIEW

		Barclays Capital	30-Day	30-Day
April 1, 2010	Fund Total Return	U.S. Securitized	Standardized	Standardized
March 31, 2011	(based on NAV)[1]	Bond Index[2]	Subsidized Yield[3]	Unsubsidized Yield[3]

Class A	4.46%	5.01%	1.20%	1.06%
Institutional	4.81	5.01	1.59	1.44
Separate Account Institutional	4.84	5.01	1.59	1.43

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Barclays Capital U.S. Securitized Bond Index (with dividends reinvested) is an unmanaged composite of asset-backed securities, collateralized mortgage-backed securities and fixed rate mortgage-backed securities. The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]	The 30-Day Standardized Subsidized Yield of the Fund is calculated by dividing the net investment income per share (as defined by securities industry regulations) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price (“POP”) per share of the Fund on the last day of the period. This number is then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not reflect any applicable expense reductions.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS[4]

For the period ended 3/31/11	One Year	Five Years	Since Inception	Inception Date

Class A	0.53%	4.20%	3.88%	11/3/03
Institutional	4.81	5.36	4.81	11/3/03
Separate Account Institutional	4.84	5.41	4.85	11/3/03

[4]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 3.75% for Class A Shares. Prior to July 29, 2009, the maximum initial sales charge applicable to Class A Shares was 4.5%, which is not reflected in the average annual return figures shown. Because Institutional and Separate Account Institutional Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[5]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	0.76%	0.94%
Institutional	0.42	0.60
Separate Account Institutional	0.37	0.55

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations may be modified or terminated in the future, consistent with the terms of any agreements in place. If this occurs, the expense ratios may change without shareholder approval.

FUND COMPOSITION[6]

[6]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments represent repurchase agreements. Figures in the above graph may not sum up to 100% due to the exclusion of other assets and liabilities.

[7]	“Federal Agencies” are mortgage-backed securities guaranteed by Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”). GNMA instruments are backed by the full faith and credit of the U.S. Government.

[8]	“Agency Debentures” include agency securities offered by companies such as FNMA and FHLMC, which operate under a government charter. While they are required to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate like any other publicly traded company.

GOLDMAN SACHS U.S. MORTGAGES FUND

Performance Summary
March 31, 2011

The following graph shows the value, as of March 31, 2011, of a $10,000 investment made on November 3, 2003 (commencement of operations) in Separate Account Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Barclays Capital U.S. Securitized Bond Index, is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects fee waivers and/or expense limitations currently in effect and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A and Institutional Shares will vary from Separate Account Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the investment adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

U.S. Mortgages Fund’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from November, 3, 2003 through March 31, 2011.

Average Annual Total Return through March 31, 2011	One Year	Five Years	Since Inception
Class A (Commenced November 3, 2003)
Excluding sales charges	4.46%	5.00%	4.41%
Including sales charges	0.53%	4.20%	3.88%

Institutional (Commenced November 3, 2003)	4.81%	5.36%	4.81%

Separate Account Institutional (Commenced November 3, 2003)	4.84%	5.41%	4.85%

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Schedule of Investments
March 31, 2011

Principal		Interest		Maturity
Amount		Rate		Date	Value

Sovereign Debt Obligations – 58.7%
Argentina – 4.6%
Republic of Argentina (B/NR)
EUR	5,365,991	7.820%		12/31/33	$5,760,544
	1,320,000	2.260	(a)	12/31/38	679,065
Republic of Argentina (NR/NR)
	$4,470,000	7.000		04/17/17	4,011,080
EUR	6,064,788	7.820	(b)	12/31/33	6,489,236
	$3,400,000	0.000	(b)	12/15/35	538,900
EUR	56,800,000	0.000	(b)	12/15/35	11,430,564

					28,909,389

Belarus – 0.6%
Republic of Belarus (B/B2)
	$3,879,000	8.750		08/03/15	3,466,856

Brazil – 2.6%
Federal Republic of Brazil (BBB-/Baa3)
	1,000,000	8.875		10/14/19	1,312,500
	2,210,000	8.250		01/20/34	2,911,675
	2,360,000	5.625		01/07/41	2,312,800
Federal Republic of Brazil (NR/Baa3)
	9,377,000	4.875		01/22/21	9,517,655

					16,054,630

Bulgaria – 0.2%
Republic of Bulgaria (BBB/Baa3)
	1,040,000	8.250		01/15/15	1,210,300

Chile – 0.3%
Republic of Chile (A+/Aa3)
	1,750,000	3.875		08/05/20	1,706,811

Colombia – 5.6%
Republic of Colombia (BBB-/Ba1)
	370,000	8.250		12/22/14	439,375
	3,368,000	7.375		01/27/17	3,974,240
	9,020,000	7.375		03/18/19	10,833,020
	9,970,000	7.375		09/18/37	11,814,450
	8,020,000	6.125		01/18/41	8,212,480

					35,273,565

Costa Rica – 0.6%
Republic of Costa Rica (BB+/Baa3)
	2,867,000	9.995		08/01/20	3,899,120

Croatia(c) – 1.0%
Republic of Croatia (BBB-/Baa3)
	6,350,000	6.375		03/24/21	6,372,225

Dominican Republic – 1.7%
Dominican Republic (B/B1)
	5,246,289	9.040		01/23/18	5,823,381
	3,400,000	7.500	(c)	05/06/21	3,468,000
	1,060,000	8.625		04/20/27	1,113,000

					10,404,381

El Salvador – 0.6%
Republic of El Salvador (BB-/Ba2)
	2,582,000	8.250		04/10/32	2,805,343
	600,000	7.650		06/15/35	600,000
	640,000	7.625	(c)	02/01/41	630,400

					4,035,743

Gabon – 0.6%
Republic of Gabon (BB-/NR)
	760,000	8.200	(c)	12/12/17	890,150
	2,300,000	8.200		12/12/17	2,693,875

					3,584,025

Georgia – 0.2%
Republic of Georgia (B+/Ba3)
	1,240,000	7.500		04/15/13	1,323,700

Ghana – 0.3%
Republic of Ghana (B/NR)
	1,650,000	8.500		10/04/17	1,864,500

Hungary – 1.6%
Hungary Government Bond (BBB-/Baa3)
	8,810,000	6.375		03/29/21	8,821,012
	1,110,000	7.625		03/29/41	1,114,740

					9,935,752

Indonesia – 5.6%
Republic of Indonesia (BB/Ba1)
	4,650,000	6.750		03/10/14	5,138,250
	820,000	7.500		01/15/16	952,225
	1,794,000	11.625		03/04/19	2,574,390
	8,929,000	5.875	(c)	03/13/20	9,497,777
	1,850,000	8.500		10/12/35	2,384,188
	9,044,000	7.750		01/17/38	10,762,360
	3,198,000	7.750	(c)	01/17/38	3,805,620

					35,114,810

Iraq – 1.0%
Republic of Iraq (NR/NR)
	6,830,000	5.800		01/15/28	6,300,675

Ivory Coast(d) – 0.9%
Republic of Ivory Coast (NR/NR)
	11,334,000	2.500		12/31/32	5,326,980
	1,000,000	2.500	(c)	12/31/32	470,000

					5,796,980

Lebanon – 1.4%
Republic of Lebanon (B/NR)
	600,000	6.375		03/09/20	607,500
	4,360,000	8.250		04/12/21	4,970,400
Republic of Lebanon MTN (B/NR)
	2,527,000	4.000		12/31/17	2,432,238
Republic of Lebanon MTN (NR/NR)
	870,000	9.000		03/20/17	1,002,675

					9,012,813

38          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Principal		Interest		Maturity
Amount		Rate		Date	Value

Sovereign Debt Obligations – (continued)

Lithuania(c) – 1.2%
Republic of Lithuania (BBB/Baa1)
	$7,130,000	6.125%		03/09/21	$7,263,688

Malaysia – 0.6%
Malaysia (A-/A3)
	3,500,000	7.500		07/15/11	3,536,869

Mexico – 1.0%
United Mexican States (BBB/Baa1)
	1,030,000	7.500	(e)	01/14/12	1,078,925
	540,000	5.875		01/15/14	592,650
	250,000	6.625		03/03/15	284,250
	1,746,000	6.750		09/27/34	1,955,520
	2,820,000	5.750	(e)	10/12/10	2,509,800

					6,421,145

Nigeria(c) – 0.3%
Republic of Nigeria (B+/NR)
	1,800,000	6.750		01/28/21	1,784,250

Pakistan – 0.5%
Islamic Republic of Pakistan (B-/B3)
	1,070,000	6.875	(c)	06/01/17	893,450
	1,320,000	6.875		06/01/17	1,102,200
	1,420,000	7.875		03/31/36	994,000

					2,989,650

Panama – 0.0%
Republic of Panama (BBB-/Baa3)
	184,000	7.250		03/15/15	213,900

Peru – 4.0%
Republic of Peru (BBB-/Baa3)
	4,052,000	7.350		07/21/25	4,807,698
	12,854,000	8.750		11/21/33	17,192,225
	111,000	6.550		03/14/37	119,880
	3,540,000	5.625		11/18/50	3,194,850

					25,314,653

Philippines – 3.7%
Republic of Philippines (BB/Ba3)
	3,759,000	8.375		06/17/19	4,736,340
	965,000	7.500		09/25/24	1,144,731
	1,000,000	9.500	(f)	10/21/24	1,375,000
	1,350,000	5.500		03/30/26	1,331,438
	2,412,000	9.500		02/02/30	3,376,800
	1,912,000	7.750		01/14/31	2,311,130
	8,436,000	6.375		10/23/34	8,836,710

					23,112,149

Qatar – 0.5%
State of Qatar (AA/Aa2)
	3,000,000	5.250		01/20/20	3,115,500

Romania – 0.4%
Republic of Romania (BB+/Baa3)
EUR	650,000	5.000		03/18/15	921,180
	930,000	6.500		06/18/18	1,366,102

					2,287,282

Russia – 4.8%
Russian Federation (BBB/Baa1)
	$24,929,300	7.500	(a)	03/31/30	29,129,887
Russian Federation (NR/Baa1)
	800,000	3.625	(c)	04/29/15	809,200

					29,939,087

Serbia(a) – 0.5%
Republic of Serbia (BB/NR)
	2,874,667	6.750		11/01/24	2,881,854

South Korea – 0.1%
Republic of Korea (A/A1)
	640,000	7.125		04/16/19	755,951

Sri Lanka – 0.1%
Republic of Sri Lanka (B+/NR)
	540,000	7.400	(c)	01/22/15	579,150
	274,000	7.400		01/22/15	293,865

					873,015

Turkey – 4.1%
Republic of Turkey (BB/Ba2)
	2,370,000	7.000		09/26/16	2,682,840
	11,635,000	5.625		03/30/21	11,844,430
	610,000	7.375		02/05/25	703,330
	7,350,000	7.250		03/05/38	8,140,125
	1,947,000	6.750		05/30/40	2,020,012

					25,390,737

Ukraine – 2.8%
Ukraine Government (B+/B2)
	3,940,000	6.580		11/21/16	4,005,010
	1,200,000	6.750		11/14/17	1,219,800
	5,110,000	7.750		09/23/20	5,263,300
	2,140,000	7.950		02/23/21	2,204,200
	4,750,000	7.950	(c)	02/23/21	4,892,500

					17,584,810

Uruguay – 1.6%
Republic of Uruguay (BB+/Ba1)
	1,826,907	8.000		11/18/22	2,269,932
	466,000	6.875		09/28/25	535,900
	6,266,000	7.625		03/21/36	7,487,870

					10,293,702

Venezuela – 3.1%
Republic of Venezuela (BB-/B2)
	650,000	5.750		02/26/16	481,000
	1,170,000	13.625		08/15/18	1,123,200
	7,970,000	7.750		10/13/19	5,447,495
	7,371,000	6.000		12/09/20	4,367,317
	5,080,000	8.250		10/13/24	3,263,900
	7,610,000	7.650		04/21/25	4,642,100

					19,325,012

TOTAL SOVEREIGN DEBT OBLIGATIONS
(Cost $359,208,047)					$367,349,529

The accompanying notes are an integral part of these financial statements.          39

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)
March 31, 2011

Principal		Interest		Maturity
Amount		Rate		Date	Value

Corporate Obligations – 23.6%
Brazil – 1.4%
BFF International Ltd. (BB+/Ba1)(g)
	$1,350,000	7.250%		01/28/20	$1,458,653
CCL Finance Ltd. (BB/NR)
	1,058,000	9.500		08/15/14	1,224,635
Companhia Energetica de Sao Paulo (NR/Ba1)
BRL	2,268,779	9.750		01/15/15	1,515,331
Independencia International Ltd. (NR/NR)(c)(d)(g)
	$1,277,436	12.000		12/30/16	25,549
Telemar Norte Leste SA (BBB-/Baa2)(c)(g)
	3,374,000	5.500		10/23/20	3,305,560
Votorantim Cimentos SA (BBB/Baa3)(c)(g)
	1,400,000	7.250		04/05/41	1,391,530

					8,921,258

Canada(c) – 0.5%
PTT Exploration and Production Public Co. Ltd. (BBB+/Baa1)
	3,080,000	5.692		04/05/21	3,077,752

Chile – 1.8%
Banco del Estado de Chile (A+/Aa3)(g)
	280,000	4.125		10/07/20	259,716
	4,670,000	4.125	(c)	10/07/20	4,333,673
Corporacion Nacional del Cobre (A/A1)
	1,160,000	3.750	(c)	11/04/20	1,083,015
	2,995,000	6.150		10/24/36	3,277,825
E-CL SA (BBB-/NR)(c)(g)
	2,070,000	5.625		01/15/21	2,060,788

					11,015,017

Colombia(g) – 0.7%
EEB International Ltd. (BB/NR)
	690,000	8.750	(c)	10/31/14	741,751
	1,020,000	8.750		10/31/14	1,096,501
TGI International Ltd. (BB/NR)
	760,000	9.500	(c)	10/03/17	848,294
	1,440,000	9.500		10/03/17	1,609,200

					4,295,746

Hong Kong – 1.1%
Country Garden Holdings Co. (BB-/Ba3)(f)
CNY	4,700,000	2.500		02/22/13	808,628
Evergrande Real Estate Group Ltd. (BB-/B2)
	15,350,000	7.500		01/19/14	2,249,272
Longfor Properties Co. Ltd. (BB/Ba3)(c)(g)
	$600,000	9.500		04/07/16	600,000
Sinochem Overseas Capital Co. Ltd. (BBB+/Baa1)(c)
	3,500,000	6.300		11/12/40	3,444,308

					7,102,208

Ireland – 1.0%
VIP Finance Ireland Ltd. for OJSC Vimpel Communications (BB+/Ba3)
	720,000	6.493	(c)	02/02/16	745,200
	2,380,000	9.125		04/30/18	2,701,300
	2,840,000	7.748	(c)	02/02/21	2,978,450

					6,424,950

Kazakhstan – 3.5%
Development Bank of Kazakhstan JSC (BBB/Baa3)(c)
	1,700,000	5.500		12/20/15	1,773,950
Halyk Savings Bank of Kazakhstan JSC (B+/Ba3)
	2,110,000	7.250		05/03/17	2,181,213
	1,240,000	7.250	(c)	01/28/21	1,240,213
Kazakhstan Temir Zholy Finance BV (BBB-/Baa3)(c)
	700,000	6.375		10/06/20	728,875
Kazatomprom (NR/Baa3)
	450,000	6.250		05/20/15	475,875
	700,000	6.250	(c)	05/20/15	740,250
KazMunaiGaz Finance Sub BV (BBB-/Baa3)
	10,000	8.375	(c)	07/02/13	11,088
	2,100,000	11.750	(c)	01/23/15	2,627,625
	5,360,000	11.750		01/23/15	6,706,700
	2,080,000	7.000	(c)	05/05/20	2,249,000
KazMunayGas National Co. (BBB-/Baa3)
	2,530,000	6.375	(c)	04/09/21	2,615,387
KazMunayGas National Co. (NR/Baa3)
	400,000	7.000		05/05/20	432,500

					21,782,676

Luxembourg – 3.4%
Alrosa Finance SA (BB-/Ba3)
	1,550,000	7.750		11/03/20	1,660,437
	1,700,000	7.750	(c)	11/03/20	1,821,125
Gaz Capital SA for Gazprom (BBB/Baa1)(f)
	11,640,000	9.250		04/23/19	14,477,250
Gazprom International SA for Gazprom (BBB+/NR)
	2,178,746	7.201		02/01/20	2,366,663
OJSC Vimpel Communications (BB+/Ba3)
	710,000	8.250		05/23/16	785,438

					21,110,913

Malaysia – 0.6%
Petronas Capital Ltd. (A-/A1)
	1,630,000	5.250		08/12/19	1,733,668
	2,200,000	5.250	(c)	08/12/19	2,339,920

					4,073,588

Mexico – 4.1%
Cemex Finance LLC (B/NR)(g)
	1,110,000	9.500		12/14/16	1,195,244
	1,900,000	9.500	(c)	12/14/16	2,045,913
Cemex SAB de CV (B/NR)(b)(c)
	2,840,000	5.301		09/30/15	2,817,264
Pemex Project Funding Master Trust (BBB/Baa1)(g)
	6,296,000	5.750		03/01/18	6,689,500
	6,420,000	6.625		06/15/35	6,436,050
Petroleos Mexicanos (BBB/Baa1)(g)
	2,572,000	8.000		05/03/19	3,092,830
	3,330,000	5.500		01/21/21	3,379,950

					25,656,751

Netherlands – 0.1%
Metinvest BV (NR/B2)
	590,000	8.750		02/14/18	613,600

40          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Principal		Interest		Maturity
Amount		Rate		Date	Value

Corporate Obligations – (continued)

Philippines(g) – 0.1%
Quezon Power Philippines Ltd. (B+/B1)
	$399,300	8.860%		06/15/17	$436,235

Qatar(g) – 1.1%
Ras Laffan Liquefied Natural Gas Co. Ltd. II (A/Aa3)
	6,147,739	5.298		09/30/20	6,381,353
Ras Laffan Liquefied Natural Gas Co. Ltd. III (A/Aa3)(c)
	180,000	5.500		09/30/14	192,600
	470,680	5.832		09/30/16	507,158

					7,081,111

South Africa – 1.2%
Eskom Holdings Ltd. (BBB+/Baa2)(c)(g)
	1,270,000	5.750		01/26/21	1,260,346
Peermont Proprietary Global Ltd. (B/B3)(g)
EUR	3,670,000	7.750		04/30/14	4,636,800
Transnet Ltd. (NR/A3)(c)
	$1,810,000	4.500		02/10/16	1,846,200

					7,743,346

Turkey – 1.0%
Akbank TAS (NR/Ba1)
	1,270,000	5.125	(c)	07/22/15	1,274,762
	4,880,000	5.125		07/22/15	4,898,300

					6,173,062

Ukraine – 0.2%
Financing of Infrastructural Projects State Enterprise (NR/B2)
	600,000	8.375		11/03/17	634,500
NAK Naftogaz Ukraine (NR/NR)
	310,000	9.500		09/30/14	340,535

					975,035

United Arab Emirates(g) – 0.6%
Dolphin Energy Ltd. (NR/A1)
	1,956,548	5.888		06/15/19	2,078,832
	1,568,930	5.888	(c)	06/15/19	1,666,988

					3,745,820

United Kingdom(c) – 0.2%
Ferrexpo PLC (NR/B3)
	970,000	7.875		04/07/16	970,000

Venezuela(g) – 1.0%
Petroleos de Venezuela SA (B+/NR)
	191,900	5.250		04/12/17	116,100
	1,320,000	8.500		11/02/17	933,240
	7,160,000	8.500	(c)	11/02/17	5,062,120

					6,111,460

TOTAL CORPORATE OBLIGATIONS
(Cost $145,701,559)					$147,310,528

Principal		Interest	Maturity
Amount		Rate	Date	Value

Structured Note(b) – 1.8%
Brazil – 1.8%
Notas do Tesouro Nacional Series B (Issuer HSBC Corp.) (NR/NR)
BRL	18,190,947	6.000%	08/15/40	$11,243,337
(Cost $10,946,144)

		Expiration
Units	Description	Date	Value

Warrants(d) – 0.0%
Mexico – 0.0%
United Mexican States
3,740		04/08/11	$6,732
3,740		05/04/11	8,228

TOTAL WARRANTS
(Cost $374,000)			$14,960

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT
(Cost $516,229,750)			$525,918,354

Principal	Interest	Maturity
Amount	Rate	Date	Value

Short-term Investment(h) – 14.8%
Repurchase Agreement – 14.8%
Joint Repurchase Agreement Account II
$92,800,000	0.155%	04/01/11	$92,800,000
Maturity Value: $92,800,400
(Cost $92,800,000)

TOTAL INVESTMENTS – 98.9%
(Cost $609,029,750)			$618,718,354

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.1%			6,848,333

NET ASSETS – 100.0%			$625,566,687

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Coupon increases periodically based upon a predetermined schedule. Stated interest rate in effect at March 31, 2011.

(b)	Variable rate security. Interest rate disclosed is that which is in effect at March 31, 2011.

(c)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $99,783,064, which represents approximately 16.0% of net assets as of March 31, 2011.

(d)	Security is currently in default and/or non-income producing.

(e)	All or a portion of security is segregated as collateral for initial margin requirement on futures transactions.

(f)	Security with “Put” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

The accompanying notes are an integral part of these financial statements.          41

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)
March 31, 2011

(g)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(h)	Joint repurchase agreement was entered into on March 31, 2011. Additional information appears on pages 86-87.

Security ratings disclosed, if any, are obtained from by Standard & Poor’s /Moody’s Investor Service and are unaudited. A brief description of the ratings is available in the Fund’s Statement of Additional Information.

Currency Abbreviations:
BRL	—	Brazilian Real
CLP	—	Chilean Peso
CNY	—	Chinese Yuan
EUR	—	Euro
HUF	—	Hungarian Forint
ILS	—	Israeli Shekel
INR	—	Indian Rupee
JPY	—	Japanese Yen
KRW	—	South Korean Won
MXN	—	Mexican Peso
MYR	—	Malaysian Ringgit
PHP	—	Philippine Peso
PLN	—	Polish Zloty
RUB	—	Russian Ruble
SGD	—	Singapore Dollar
TRY	—	Turkish Lira
ZAR	—	South African Rand

Investment Abbreviations:
KWCDC	—	South Korean Won Certificate of Deposit
MTN	—	Medium Term Note
NR	—	Not Rated

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At March 31, 2011, the Fund had outstanding forward foreign currency exchange contracts, both to purchase and sell foreign currencies:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

	Contracts	Expiration	Current	Unrealized
Counterparty	to Buy/Sell	Date	Value	Gain

Bank of America NA	HUF/EUR	06/15/11	$3,079,147	$53,077
Barclays Bank PLC	KRW/USD	04/11/11	3,154,036	74,036
	KRW/USD	07/14/11	6,338,477	142,477
	MXN/USD	06/15/11	3,114,522	11,522
	MYR/USD	04/11/11	3,665,707	65,274
	MYR/USD	07/14/11	6,208,225	14,225
	ZAR/USD	06/15/11	6,308,004	94,004

42          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

	Contracts	Expiration	Current	Unrealized
Counterparty	to Buy/Sell	Date	Value	Gain

Citibank NA	CNY/USD	07/07/11	$39,907,779	$128,469
	ILS/USD	06/15/11	3,144,298	28,298
	INR/USD	04/11/11	6,617,921	234,921
	KRW/USD	04/11/11	12,969,356	286,356
	KRW/USD	07/14/11	3,173,084	77,084
	MYR/USD	07/14/11	6,222,897	26,897
	PHP/USD	04/12/11	6,362,826	79,683
	RUB/USD	04/11/11	9,600,703	317,703
	SGD/USD	06/15/11	6,207,307	11,307
	TRY/USD	06/15/11	3,119,832	16,832
	USD/RUB	04/11/11	3,112,497	10,503
	ZAR/USD	06/15/11	6,331,228	138,228
Credit Suisse International (London)	EUR/USD	04/01/11	1,243,286	12,460
Deutsche Bank AG (London)	INR/USD	04/11/11	7,902,512	146,512
	INR/USD	07/14/11	3,132,238	36,238
	KRW/USD	04/11/11	3,164,840	84,840
	MXN/USD	05/31/11	15,256,527	113,166
	MYR/USD	04/11/11	2,749,726	40,726
	PHP/USD	04/12/11	3,080,376	6,376
	PHP/USD	07/14/11	6,198,476	2,476
	USD/RUB	07/14/11	6,172,989	17,409
	ZAR/USD	06/15/11	717,783	19,095
HSBC Bank PLC	BRL/USD	04/11/11	6,331,881	96,881
	INR/USD	04/11/11	3,132,205	34,205
	INR/USD	07/14/11	3,107,318	12,318
	KRW/USD	04/11/11	8,468,086	104,086
	MXN/USD	06/15/11	3,120,468	4,468
	RUB/USD	04/11/11	11,174,203	881,306
	SGD/USD	06/15/11	6,231,324	35,324
	USD/JPY	06/15/11	1,572,895	23,803
JPMorgan Securities, Inc.	CNY/USD	07/07/11	931,815	2,815
	ILS/USD	06/15/11	7,162,092	134,092
	INR/USD	04/28/11	6,229,455	38,455
	PHP/USD	04/11/11	6,560,874	177,874
	RUB/USD	04/11/11	3,395,490	203,490
	ZAR/USD	06/15/11	3,127,485	11,485
Morgan Stanley & Co.	INR/USD	04/11/11	6,871,200	229,561
	SGD/USD	06/15/11	6,232,097	91,358
Royal Bank of Canada	CLP/USD	04/11/11	1,187,189	11,189
	EUR/USD	06/15/11	9,407,248	60,265
	KRW/USD	04/28/11	6,326,856	135,856
	TRY/USD	06/15/11	6,299,810	103,810
	USD/EUR	06/15/11	3,093,298	504
	USD/RUB	04/04/11	3,120,928	2,072
UBS AG (London)	EUR/USD	06/15/11	2,477,751	4,621
	INR/USD	04/11/11	368,497	4,991
	KRW/USD	04/11/11	3,138,376	43,376
	MYR/USD	04/11/11	6,207,638	12,638

TOTAL				$4,751,037

The accompanying notes are an integral part of these financial statements.          43

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)
March 31, 2011

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

	Contracts	Expiration	Current	Unrealized
Counterparty	to Buy/Sell	Date	Value	Loss

Bank of America NA	USD/KRW	04/11/11	$6,334,489	$(146,489)
Barclays Bank PLC	EUR/PLN	06/15/11	2,291,721	(41,793)
	RUB/USD	07/14/11	6,129,212	(61,788)
	USD/RUB	04/11/11	12,139,457	(45,457)
	USD/ZAR	05/19/11	725,061	(11,799)
	USD/KRW	04/11/11	4,765,340	(135,340)
	USD/PHP	04/12/11	1,559,550	(12,550)
Citibank NA	PLN/EUR	06/15/11	3,673,491	(27,086)
	USD/EUR	06/15/11	15,619,191	(316,198)
	USD/INR	04/11/11	12,091,263	(364,263)
	USD/MYR	04/11/11	4,760,594	(61,594)
	USD/RUB	04/11/11	6,248,062	(17,062)
Deutsche Bank AG (London)	EUR/PLN	06/15/11	905,520	(16,869)
	USD/CNY	07/07/11	6,729,901	(22,901)
	USD/INR	04/11/11	6,539,439	(274,439)
	USD/KRW	04/11/11	4,765,551	(135,551)
	USD/MXN	06/15/11	3,199,440	(76,440)
	USD/PHP	04/12/11	1,552,671	(12,671)
HSBC Bank PLC	INR/USD	07/14/11	3,112,584	(3,416)
	USD/PHP	04/12/11	3,124,415	(45,415)
	USD/RUB	04/11/11	8,996,499	(35,499)
	USD/SGD	06/15/11	6,352,735	(97,735)
	USD/ZAR	06/15/11	6,329,111	(133,111)
JPMorgan Securities, Inc.	USD/EUR	04/01/11	25,474,421	(1,194,798)
	USD/EUR	05/12/11	24,211,920	(120,958)
	USD/MXN	06/15/11	3,593,883	(75,829)
Royal Bank of Canada	USD/EUR	06/15/11	9,332,250	(58,036)
UBS AG (London)	EUR/HUF	06/15/11	3,135,505	(53,527)
	JPY/USD	06/15/11	1,548,718	(27,035)
	RUB/USD	07/14/11	6,188,733	(7,267)
	USD/EUR	06/15/11	2,695,669	(64,407)
	USD/KRW	04/11/11	9,629,669	(286,669)
	USD/MYR	04/11/11	3,175,330	(43,330)
	USD/PHP	04/11/11	6,423,256	(159,256)
	USD/RUB	04/04/11	3,103,026	(5,026)
	USD/BRL	04/11/11	12,646,794	(635,912)
Westpac Banking Corp.	USD/EUR	06/15/11	12,383,096	(28,783)

TOTAL				$(4,856,299)

44          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS — At March 31, 2011, the following futures contracts were open:

	Number of
	Contracts	Expiration	Current	Unrealized
Type	Long (Short)	Date	Value	Gain (Loss)

Ultra Long U.S. Treasury Bonds	(146)	June 2011	$(18,040,125)	$(122,725)
2 Year U.S. Treasury Notes	148	June 2011	32,282,500	26,060
5 Year U.S. Treasury Notes	459	June 2011	53,606,180	(295,336)
10 Year U.S. Treasury Notes	272	June 2011	32,376,500	(89,248)
30 Year U.S. Treasury Bonds	289	June 2011	34,734,187	98,857

TOTAL				$(382,392)

SWAP CONTRACTS — At March 31, 2011, the Fund had outstanding swap contracts with the following terms:

INTEREST RATE SWAP CONTRACTS

				Rates Exchanged
		Notional		Payments	Payments
		Amount	Termination	Received by	Made by	Unrealized
Counterparty		(000s)	Date	the Fund	the Fund	Gain (Loss)*

Deutsche Bank Securities, Inc.	KRW	2,601,578	07/06/11	3.620%	3 month KWCDC	$10,427
		4,346,604	07/07/11	3.626	3 month KWCDC	17,480
					6 month Chilean Interbank
JPMorgan Securities, Inc.	CLP	3,230,000	07/27/12	4.090	Camara Rate Average	(118,693)
		3,382,000	07/30/12	4.000	6 month Chilean Interbank Camara Rate Average	(134,912)

TOTAL						$(225,698)

*	There are no upfront payments on the swap contract(s), therefore the unrealized gain/loss of the swap contract(s) is equal to their market value.

CREDIT DEFAULT SWAP CONTRACTS

					Credit
					Spread at		Upfront
		Notional	Rates Received		March 31,		Payments
	Referenced	Amount	(Paid) by	Termination	2011	Market	Made (Received)	Unrealized
Counterparty	Obligation	(000s)	Fund	Date	(Basis Points)(a)	Value	by the Fund	Gain (Loss)

Protection Sold:
Bank of America Securities LLC	Ukraine Government 6.75%, 11/14/17	$3,070	5.000%	03/20/16	438	$86,691	$77,016	$9,675
JPMorgan Securities, Inc.	Republic of Bulgaria 8.25%, 01/15/15	2,940	1.000	03/20/16	198	(131,730)	(203,435)	71,705

TOTAL						$(45,039)	$(126,419)	$81,380

(a)	Credit spread on the Referenced Obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

The accompanying notes are an integral part of these financial statements.          45

GOLDMAN SACHS HIGH YIELD FUND

Schedule of Investments
March 31, 2011

Principal		Interest		Maturity
Amount		Rate		Date	Value

Corporate Obligations – 94.4%
Aerospace – 0.6%
BE Aerospace, Inc. (BB/Ba3)
	$3,625,000	8.500%		07/01/18	$4,019,219
Esterline Technologies Corp. (BB/Ba3)
	3,500,000	7.000		08/01/20	3,657,500
Spirit AeroSystems, Inc. (BB-/Ba3)
	3,000,000	7.500		10/01/17	3,247,500
	2,000,000	6.750		12/15/20	2,055,000
TransDigm, Inc. (B-/B3)(a)
	17,750,000	7.750		12/15/18	19,081,250

					32,060,469

Agriculture – 0.4%
JBS USA LLC/JBS USA Finance, Inc. (BB/B1)
	9,250,000	11.625		05/01/14	10,753,125
Smithfield Foods, Inc. (B+/B3)
	7,625,000	7.750		07/01/17	8,215,938
Smithfield Foods, Inc. (BB/Ba3)
	3,000,000	10.000		07/15/14	3,547,500

					22,516,563

Airlines(a) – 0.3%
Air Canada (B+/B2)
	15,625,000	9.250		08/01/15	16,289,063

Automotive – 2.1%
FCE Bank PLC (BB/Ba2)
EUR	10,000,000	7.125		01/16/12	14,614,185
	4,000,000	7.125		01/15/13	5,950,466
Ford Motor Co. (B+/Ba3)
	$1,750,000	6.625		10/01/28	1,697,500
	26,500,000	7.450		07/16/31	28,620,000
Ford Motor Credit Co. LLC (BB-/Ba2)
	20,625,000	7.250		10/25/11	21,140,625
	6,750,000	7.000		10/01/13	7,273,125
	19,750,000	7.000		04/15/15	21,280,625
	8,000,000	12.000		05/15/15	10,080,000
Motors Liquidation Co. (NR/WR)(b)
	7,125,000	7.125		07/15/13	2,012,813
	2,000,000	7.700		04/15/16	560,000
	1,000,000	8.800	(c)	03/01/21	280,000
EUR	2,000,000	8.375		07/05/33	828,889
	$14,500,000	8.375		07/15/33	4,277,500

					118,615,728

Automotive Parts – 2.6%
Accuride Corp. (B/B2)
	2,000,000	9.500		08/01/18	2,235,000
Affinia Group, Inc. (CCC+/B3)(a)
	3,500,000	9.000		11/30/14	3,605,000
Allison Transmission, Inc. (CCC+/Caa2)(a)
	4,500,000	11.000		11/01/15	4,882,500
	16,500,000	11.250	(d)	11/01/15	17,861,250
American Axle & Manufacturing Holdings, Inc. (B-/B3)
	5,000,000	7.875		03/01/17	5,087,500
American Axle & Manufacturing Holdings, Inc. (BB-/Ba2)(a)
	10,000,000	9.250		01/15/17	11,075,000
American Tire Distributors Holdings, Inc. (CCC+/B2)
	5,125,000	9.750		06/01/17	5,624,687
ArvinMeritor, Inc. (CCC+/B3)
	10,750,000	10.625		03/15/18	11,986,250
ATU Auto-Teile-Unger Handels GmbH & Co., KG (B-/B3)
EUR	9,125,000	11.000		05/15/14	13,062,186
Exide Technologies (B/B2)(a)
	$4,000,000	8.625		02/01/18	4,270,000
Mark IV USA Lux SCA/Mark IV USA SCA (BB-/Ba3)
EUR	1,375,000	8.875		12/15/17	2,085,099
Navistar International Corp. (BB-/B1)
	$10,625,000	8.250		11/01/21	11,740,625
Pinafore LLC/Pinafore, Inc. (B+/B1)(a)
	10,840,000	9.000		10/01/18	11,707,200
Rank Group Ltd. (CCC+/B3)(a)
	2,250,000	8.625		02/15/19	2,390,625
Tenneco, Inc. (B+/B2)
	2,000,000	8.125		11/15/15	2,135,000
	7,500,000	6.875		12/15/20	7,706,250
The Goodyear Tire & Rubber Co. (B+/B1)
	7,500,000	8.250		08/15/20	8,025,000
	6,000,000	8.750		08/15/20	6,630,000
TRW Automotive, Inc. (BB+/Ba2)
EUR	3,500,000	6.375		03/15/14	5,191,674
	$2,250,000	7.250	(a)	03/15/17	2,446,875
	3,750,000	8.875	(a)	12/01/17	4,200,000

					143,947,721

Building Materials – 1.6%
Associated Materials LLC (B/B3)(a)
	2,000,000	9.125		11/01/17	2,125,000
Calcipar SA (B+/B1)(e)
EUR	7,521,000	2.210		07/01/14	10,125,819
Grohe Holding GMBH (CCC/B3)
	19,500,000	8.625		10/01/14	28,394,008
Headwaters, Inc. (B+/B2)(a)
	$4,625,000	7.625		04/01/19	4,625,000
HeidelbergCement AG (BB/Ba3)
EUR	3,500,000	8.000		01/31/17	5,500,369
	3,250,000	7.500		04/03/20	4,881,813
Nortek, Inc. (NR/NR)
	$4,017,777	11.000		12/01/13	4,238,755
PLY Gem Industries, Inc. (B-/Caa1)(a)
	11,375,000	8.250		02/15/18	11,659,375
Roofing Supply Group LLC/Roofing Supply Finance, Inc. (B+/B2)(a)
	2,000,000	8.625		12/01/17	2,105,000
Tutor Perini Corp. (BB-/Ba3)(a)
	6,625,000	7.625		11/01/18	6,856,875
USG Corp. (B/Caa2)
	5,000,000	6.300		11/15/16	4,750,000
USG Corp. (BB/B2)(a)
	5,250,000	9.750		08/01/14	5,748,750

					91,010,764

46          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Principal		Interest		Maturity
Amount		Rate		Date	Value

Corporate Obligations – (continued)

Capital Goods – 2.2%
Altra Holdings, Inc. (B+/B1)
	$5,000,000	8.125%		12/01/16	$5,362,500
Altra Holdings, Inc. (NR/NR)(a)(c)
	6,000,000	2.750		03/01/31	6,516,600
Amsted Industries, Inc. (BB-/B1)(a)
	6,000,000	8.125		03/15/18	6,420,000
Mueller Water Products, Inc. (B+/B1)
	2,625,000	8.750		09/01/20	2,920,312
Mueller Water Products, Inc. (CCC+/B3)
	12,520,000	7.375		06/01/17	12,269,600
RBS Global, Inc./Rexnord LLC (B-/Caa1)
	26,000,000	8.500		05/01/18	27,950,000
RBS Global, Inc./Rexnord LLC (CCC+/Caa2)
	17,500,000	11.750		08/01/16	18,768,750
SPX Corp. (BB+/Ba1)
	1,000,000	7.625		12/15/14	1,100,000
Standard Steel LLC/Standard Steel Finance Corp. (B/Caa1)(a)
	5,000,000	12.000		05/01/15	5,137,500
Terex Corp. (B/B3)
	7,250,000	8.000		11/15/17	7,630,625
Terex Corp. (BB-/Ba3)
	12,375,000	10.875		06/01/16	14,416,875
Thermadyne Holdings Corp. (B-/B3)(a)
	2,000,000	9.000		12/15/17	2,110,000
Trinity Industries, Inc. (BB-/Ba2)(c)
	3,500,000	3.875		06/01/36	3,790,500
VAC Finanzierung GMBH (B-/Caa1)
EUR	4,000,000	9.250		04/15/16	5,357,209

					119,750,471

Chemicals – 2.7%
CF Industries, Inc. (BB+/Ba1)
	$3,250,000	6.875		05/01/18	3,640,000
	875,000	7.125		05/01/20	990,938
Hexion U.S. Finance Corp./Hexion Nova Scotia Finance ULC (CCC+/B3)
	10,750,000	8.875		02/01/18	11,341,250
Huntsman International LLC (B-/B3)
EUR	2,500,000	6.875		11/15/13	3,596,017
	$4,000,000	8.625		03/15/20	4,380,000
	15,750,000	8.625	(a)	03/15/21	17,167,500
KRATON Polymers LLC (B+/B2)(a)
	4,500,000	6.750		03/01/19	4,561,875
LBI Escrow Corp. (BB/Ba2)(a)
	899,000	8.000		11/01/17	993,395
Lyondell Chemical Co. (B/B2)
	7,994,086	11.000		05/01/18	8,983,354
Lyondell Chemical Co. (BB/NR)
EUR	2,250,000	8.000		11/01/17	3,463,724
MacDermid, Inc. (CCC/Caa2)(a)
	$7,750,000	9.500		04/15/17	8,224,687
Momentive Performance Materials, Inc. (CCC/B2)
	5,541,000	12.500		06/15/14	6,136,657
Momentive Performance Materials, Inc. (CCC/Caa1)(a)
EUR	2,500,000	9.500		01/15/21	3,649,289
Nalco Co. (BB-/Ba2)(a)
	$6,750,000	6.625		01/15/19	6,918,750
EUR	2,375,000	6.875		01/15/19	3,391,092
Omnova Solutions, Inc. (B-/B2)(a)
	$4,750,000	7.875		11/01/18	4,821,250
OXEA Finance/Cy SCA (B+/B2)(a)
	4,875,000	9.500		07/15/17	5,316,933
Polymer Group, Inc. (B/B1)(a)
	4,875,000	7.750		02/01/19	5,045,625
Polypore International, Inc. (B-/B3)(a)
	9,375,000	7.500		11/15/17	9,890,625
Rockwood Specialties Group, Inc. (B+/B1)
EUR	21,810,000	7.625		11/15/14	31,662,529
SPCM SA (BB-/NR)(a)
	2,375,000	8.250		06/15/17	3,584,629

					147,760,119

Conglomerates – 0.3%
Park-Ohio Industries, Inc. (CCC+/B3)
	$5,000,000	8.375		11/15/14	5,137,500
TriMas Corp. (B-/WR)
	9,000,000	9.750		12/15/17	9,900,000

					15,037,500

Construction Machinery – 0.4%
Case New Holland, Inc. (BB+/Ba3)(a)
	8,875,000	7.875		12/01/17	9,851,250
CNH America LLC (BB+/Ba3)
	953,000	7.250		01/15/16	1,041,153
The Manitowoc Co., Inc. (B+/B3)
	5,000,000	9.500		02/15/18	5,625,000
	5,875,000	8.500		11/01/20	6,389,062

					22,906,465

Consumer Products – Household & Leisure – 1.9%
Affinion Group, Inc. (B-/B3)(a)
	16,375,000	7.875		12/15/18	15,351,562
Affinion Group, Inc. (B-/Caa1)
	3,250,000	11.500		10/15/15	3,404,375
	5,375,000	11.625	(a)	11/15/15	5,482,500
Armored Autogroup, Inc. (CCC+/Caa1)(a)
	10,875,000	9.250		11/01/18	11,038,125
Central Garden & Pet Co. (B+/B2)
	6,250,000	8.250		03/01/18	6,531,250
Easton-Bell Sports, Inc. (B-/B2)
	5,500,000	9.750		12/01/16	6,194,375
Elizabeth Arden, Inc. (B/NR)
	4,250,000	7.375		03/15/21	4,441,250
Jarden Corp. (B/B2)
	7,750,000	7.500		05/01/17	8,253,750
	1,875,000	7.500		01/15/20	1,973,437
Jarden Corp. (BB-/Ba3)
	2,375,000	8.000		05/01/16	2,600,625
Sealy Mattress Co. (BB-/Ba3)(a)
	1,350,000	10.875		04/15/16	1,533,938
Sealy Mattress Co. (CCC+/Caa1)
	13,500,000	8.250		06/15/14	13,702,500

The accompanying notes are an integral part of these financial statements.          47

GOLDMAN SACHS HIGH YIELD FUND

Schedule of Investments (continued)
March 31, 2011

Principal		Interest	Maturity
Amount		Rate	Date	Value

Corporate Obligations – (continued)
Consumer Products – Household & Leisure – (continued)

Spectrum Brands Holdings, Inc. (B/B2)(a)
	$10,250,000	9.500%	06/15/18	$11,275,000
Spectrum Brands Holdings, Inc. (CCC+/Caa1)(d)
	5,085,308	12.000	08/28/19	5,601,467
The Scotts Miracle-Gro Co. (BB-/B1)(a)
	1,375,000	6.625	12/15/20	1,411,094
Visant Corp. (B-/Caa1)
	6,000,000	10.000	10/01/17	6,480,000

				105,275,248

Consumer Products – Industrial – 0.1%
Interline Brands, Inc. (BB-/B2)
	2,125,000	7.000	11/15/18	2,178,125
JohnsonDiversey, Inc. (B/B3)
	2,500,000	8.250	11/15/19	2,693,750

				4,871,875

Consumer Products – Non Durable – 1.1%
Belvedere SA (NR/WR)(b)
EUR	4,500,000	0.000	05/15/13	2,869,829
Constellation Brands, Inc. (BB/Ba3)
	$3,875,000	8.375	12/15/14	4,388,437
	7,500,000	7.250	05/15/17	8,118,750
Prestige Brands, Inc. (B/B3)
	4,125,000	8.250	04/01/18	4,351,875
Prestige Brands, Inc. (B/NR)(a)
	1,875,000	8.250	04/01/18	1,978,125
Sally Holdings LLC (B/Caa1)
	16,000,000	10.500	11/15/16	17,400,000
Sally Holdings LLC (BB-/B3)
	14,250,000	9.250	11/15/14	14,962,500
Yankee Acquisition Corp. (B/B2)
	6,000,000	8.500	02/15/15	6,225,000
Yankee Acquisition Corp. (CCC+/B3)
	875,000	9.750	02/15/17	923,125

				61,217,641

Defense – 0.7%
ADS Tactical, Inc. (B/B3)(a)
	10,875,000	11.000	04/01/18	11,146,875
Alliant Techsystems, Inc. (BB-/Ba3)
	6,250,000	6.750	04/01/16	6,437,500
DynCorp International, Inc. (B/B1)(a)
	1,750,000	10.375	07/01/17	1,868,125
Huntington Ingalls Industries, Inc. (B+/Ba3)(a)
	4,000,000	6.875	03/15/18	4,170,000
L-3 Communications Corp. (BB+/Ba1)
	14,625,000	6.375	10/15/15	15,063,750

				38,686,250

Diversified Manufacturing(a) – 0.2%
Park Ohio Industries, Inc. (CCC+/B3)
	12,750,000	8.125	04/01/21	12,750,000

Emerging Markets(a) – 1.1%
Cemex Finance LLC (B/NR)
	14,625,000	9.500	12/14/16	15,748,147
Digicel Group Ltd. (NR/Caa1)
	23,250,000	8.875	01/15/15	24,238,125
	7,071,000	9.125	01/15/15	7,406,873
	7,000,000	10.500	04/15/18	8,006,250
Digicel Ltd. (NR/B1)
	3,875,000	12.000	04/01/14	4,538,594
	1,500,000	8.250	09/01/17	1,590,000

				61,527,989

Energy – Coal – 0.8%
Cloud Peak Energy Resources LLC/Cloud Peak Energy Finance Corp. (BB-/B1)
	2,375,000	8.250	12/15/17	2,591,719
Foresight Energy LLC/Foresight Energy Corp. (B/Caa1)(a)
	14,125,000	9.625	08/15/17	15,113,750
Peabody Energy Corp. (BB+/Ba1)
	16,500,000	7.375	11/01/16	18,562,500
Penn Virginia Resource Partners LP/Penn Virginia Resource Finance Corp. (B/B2)
	6,000,000	8.250	04/15/18	6,420,000

				42,687,969

Energy – Exploration & Production – 5.6%
BreitBurn Energy Partners LP (B/NR)
	8,500,000	8.625	10/15/20	8,903,750
Chesapeake Energy Corp. (BB+/Ba3)
	8,500,000	9.500	02/15/15	10,540,000
EUR	4,500,000	6.250	01/15/17	6,592,635
	$12,875,000	6.500	08/15/17	13,905,000
	6,250,000	7.250	12/15/18	6,960,937
	2,000,000	6.625	08/15/20	2,125,000
	3,750,000	6.125	02/15/21	3,862,500
Comstock Resources, Inc. (B/B2)
	4,375,000	8.375	10/15/17	4,539,063
Concho Resources, Inc. (BB/B3)
	750,000	7.000	01/15/21	787,500
CONSOL Energy, Inc. (BB/B1)
	7,750,000	8.000	04/01/17	8,525,000
	6,875,000	8.250	04/01/20	7,631,250
	2,500,000	6.375 (a)	03/01/21	2,503,125
Continental Resources, Inc. (BB/B1)
	2,125,000	7.375	10/01/20	2,284,375
Copano Energy LLC / Copano Energy Finance Corp. (B+/B1)
	4,875,000	7.125	04/01/21	4,935,938
Denbury Resources, Inc. (BB-/B1)
	1,375,000	9.750	03/01/16	1,550,313
	3,750,000	6.375	08/15/21	3,843,750
Encore Acquisition Co. (NR/B1)
	5,250,000	9.500	05/01/16	5,906,250
Energy Partners Ltd. (B-/Caa1)(a)
	6,376,000	8.250	02/15/18	6,344,120
EV Energy Partners LP (B-/B3)(a)
	5,250,000	8.000	04/15/19	5,335,312
Forest Oil Corp. (BB-/B1)
	5,125,000	8.500	02/15/14	5,701,562
Hilcorp Energy I LP/Hilcorp Finance Co. (BB-/B2)(a)
	2,500,000	7.625	04/15/21	2,606,250

48          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Principal		Interest		Maturity
Amount		Rate		Date	Value

Corporate Obligations – (continued)
Energy – Exploration & Production – (continued)

Key Energy Services, Inc. (BB-/B1)
	$4,125,000	6.750%		03/01/21	$4,197,188
Laredo Petroleum, Inc. (CCC/Caa2)(a)
	10,250,000	9.500		02/15/19	10,672,812
Linn Energy LLC/Linn Energy Finance Corp. (B/B2)(a)
	5,050,000	7.750		02/01/21	5,378,250
Newfield Exploration Co. (BB+/Ba2)
	5,125,000	6.625		09/01/14	5,240,313
	12,750,000	6.625		04/15/16	13,116,562
	7,625,000	7.125		05/15/18	8,196,875
	6,500,000	6.875		02/01/20	6,825,000
NFR Energy LLC/NFR Energy Finance Corp. (B-/Caa1)(a)
	14,750,000	9.750		02/15/17	14,602,500
Oasis Petroleum, Inc. (B-/Caa1)(a)
	3,000,000	7.250		02/01/19	3,045,000
Pioneer Drilling Co. (B/NR)
	5,250,000	9.875		03/15/18	5,637,187
Pioneer Natural Resources Co. (BB+/Ba1)
	4,000,000	6.650		03/15/17	4,310,000
Pioneer Natural Resources Co. (BB+/NR)(c)
	8,283,000	2.875		01/15/38	14,643,019
Plains Exploration & Production Co. (BB-/B1)
	8,250,000	7.750		06/15/15	8,600,625
	2,250,000	10.000		03/01/16	2,522,813
	9,000,000	7.000		03/15/17	9,281,250
	5,000,000	7.625		06/01/18	5,318,750
	2,000,000	8.625		10/15/19	2,225,000
	7,250,000	7.625		04/01/20	7,757,500
	4,000,000	6.625		05/01/21	4,000,000
Quicksilver Resources, Inc. (B-/B3)
	7,375,000	7.125		04/01/16	7,245,937
Range Resources Corp. (BB/Ba3)
	4,250,000	6.375		03/15/15	4,324,375
	8,625,000	8.000		05/15/19	9,509,062
SandRidge Energy, Inc. (B/B3)
	6,625,000	9.875	(a)	05/15/16	7,386,875
	6,000,000	8.000	(a)	06/01/18	6,285,000
	4,175,000	8.750		01/15/20	4,550,750
	6,875,000	7.500	(a)	03/15/21	7,115,625
Stone Energy Corp. (B/Caa1)
	6,750,000	8.625		02/01/17	7,020,000
Whiting Petroleum Corp. (BB/Ba3)
	4,000,000	7.000		02/01/14	4,280,000
	875,000	6.500		10/01/18	903,438

					309,575,336

Energy – Refining – 0.0%
Tesoro Corp. (BB+/Ba1)
	2,250,000	9.750		06/01/19	2,565,000

Energy – Services – 0.7%
Aquilex Holdings LLC/Aquilex Finance Corp. (B-/Caa1)
	3,000,000	11.125		12/15/16	3,165,000
Basic Energy Services, Inc. (B-/B3)(a)
	1,500,000	7.750		02/15/19	1,548,750
CHC Helicopter SA (B+/B1)(a)
	7,375,000	9.250		10/15/20	7,623,906
Compagnie Generale de Geophysique-Veritas (BB-/Ba3)
	2,500,000	9.500		05/15/16	2,798,420
Frac Tech Services LLC/Frac Tech Finance, Inc. (B+/B2)(a)
	16,145,000	7.125		11/15/18	16,629,350
Trinidad Drilling Ltd. (BB-/B2)(a)
	8,200,000	7.875		01/15/19	8,669,788

					40,435,214

Entertainment & Leisure – 1.8%
Candover Investments PLC (B-/B2)(a)
	11,125,000	8.875		04/15/17	11,375,312
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp. (B-/B2)(a)
	6,625,000	9.125		08/01/18	7,188,125
GWR Operating Partnership LLP (BB-/B3)
	8,000,000	10.875		04/01/17	8,680,000
MU Finance PLC (NR/NR)
	13,250,000	8.375	(a)	02/01/17	14,144,375
GBP	16,750,000	8.750		02/01/17	28,616,908
Regal Cinemas Corp. (B-/B2)
	$1,500,000	8.625		07/15/19	1,616,250
Regal Entertainment Group (B-/B3)
	1,000,000	9.125		08/15/18	1,072,500
Universal City Development Partners Ltd. (CCC+/B3)
	11,000,000	8.875		11/15/15	12,031,250
	4,750,000	10.875		11/15/16	5,379,375
WMG Acquisition Corp. (B-/B1)
	7,750,000	7.375		04/15/14	7,788,750

					97,892,845

Finance – 6.8%
ACE Cash Express, Inc. (B/B3)(a)
	15,000,000	11.000		02/01/19	15,225,000
Ally Financial, Inc. (B/B1)
	7,500,000	6.625		05/15/12	7,762,500
	8,000,000	6.875		08/28/12	8,360,000
	7,000,000	6.750		12/01/14	7,332,500
	10,050,000	8.000		03/15/20	10,879,125
	13,000,000	8.000		11/01/31	14,170,000
American General Finance Corp. (B/B3)
	2,000,000	5.200		12/15/11	1,995,000
	7,500,000	5.375		10/01/12	7,350,000
	23,250,000	6.900		12/15/17	21,273,750
CIT Group, Inc. (B+/B3)
	13,500,103	7.000		05/01/15	13,635,104
	20,000,214	7.000		05/01/16	20,000,214
	25,000,189	7.000		05/01/17	25,031,439
	11,000,000	6.625	(a)	04/01/18	11,165,000
Citigroup Capital XXI (BB+/Ba1)(e)
	23,625,000	8.300		12/21/57	24,570,000
CNO Financial Group, Inc. (B/B1)(a)
	3,750,000	9.000		01/15/18	3,937,500
ETrade Financial Corp. (B-/B2)
	3,375,000	7.375		09/15/13	3,400,313

The accompanying notes are an integral part of these financial statements.          49

GOLDMAN SACHS HIGH YIELD FUND

Schedule of Investments (continued)
March 31, 2011

Principal		Interest		Maturity
Amount		Rate		Date	Value

Corporate Obligations – (continued)
Finance – (continued)

GE Capital Trust II (A+/Aa3)(e)
EUR	16,750,000	5.500%		09/15/67	$21,700,214
GE Capital Trust IV (A+/Aa3)(e)
	7,375,000	4.625		09/15/66	9,244,178
GMAC Capital Trust I (CC/B3)(e)
	$425,000	8.125		02/15/40	10,832,825
International Lease Finance Corp. (BB+/B1)
	16,785,000	5.625		09/20/13	16,994,812
	13,635,000	6.625		11/15/13	14,078,138
	4,000,000	8.875	(a)	09/15/15	4,380,000
	10,500,000	9.000	(a)	03/15/17	11,707,500
	2,250,000	8.875		09/01/17	2,548,125
	19,500,000	8.250		12/15/20	21,352,500
International Lease Finance Corp. (BBB-/Ba3)(a)
	1,000,000	6.750		09/01/16	1,062,500
Lloyds Banking Group PLC (C/B3)(a)(b)
	21,000,000	5.920	(e)	10/01/49	16,787,190
	13,000,000	6.413	(e)	10/01/49	10,217,480
	10,900,000	6.267		11/14/49	8,766,044
National Money Mart Co. (B+/B2)
	13,500,000	10.375		12/15/16	15,018,750
NCO Group, Inc. (CCC-/Caa3)
	7,000,000	11.875		11/15/14	6,142,500
Provident Funding Associates (B/B2)(a)
	6,125,000	10.125		02/15/19	6,377,656
RBS Capital Trust I (C/B3)
	3,375,000	4.709		12/29/49	2,590,313

					375,888,170

Finance Insurance(a) – 0.7%
AXA SA (BBB/Baa1)(e)
	6,750,000	6.463		12/14/49	5,813,116
HUB International Holdings, Inc. (CCC+/B3)
	9,250,000	9.000		12/15/14	9,654,688
Liberty Mutual Group, Inc. (BB/Baa3)
	14,625,000	7.800		03/15/37	14,625,000
Towergate Finance PLC (NR/B1)
GBP	6,250,000	8.500		02/15/18	10,201,704

					40,294,508

Food – 1.9%
Bakkavor Group HF (B/B2)(a)
	2,125,000	8.250		02/15/18	3,154,958
Bumble Bee Acquisition Corp. (B/B2)(a)
	$7,750,000	9.000		12/15/17	8,098,750
Bumble Bee Holdco SCA (CCC+/Caa1)(a)(d)
	10,375,000	9.625		03/15/18	9,648,750
Dean Foods Co. (B-/B2)
	15,625,000	7.000		06/01/16	14,960,938
	2,000,000	9.750	(a)	12/15/18	2,080,000
Del Monte Foods Co. (B-/B3)(a)
	15,750,000	7.625		02/15/19	15,986,250
Foodcorp Ltd. (B-/B2)
EUR	6,500,000	8.875		06/15/12	9,396,530
	5,250,000	8.750	(a)	03/01/18	7,179,887
Pinnacle Foods Finance LLC (CCC+/B3)
	$20,500,000	9.250		04/01/15	21,448,125
Pinnacle Foods Finance LLC (CCC+/Caa1)
	13,000,000	10.625		04/01/17	13,942,500

					105,896,688

Gaming – 6.1%
Ameristar Casinos, Inc. (B+/B2)
	9,500,000	9.250		06/01/14	10,461,875
Caesars Entertainment Operating Co., Inc. (B/B3)
	16,000,000	11.250		06/01/17	18,120,000
Caesars Entertainment Operating Co., Inc. (CCC/Caa3)(a)
	10,000,000	12.750		04/15/18	10,100,000
Caesars Entertainment Operating Co., Inc. (CCC/NR)
	39,769,000	10.000		12/15/18	35,960,565
CCM Merger, Inc.(CCC+/Caa3)(a)
	4,500,000	8.000		08/01/13	4,477,500
Chukchansi Economic Development Authority (B/B3)(a)
	5,345,000	8.000		11/15/13	3,982,025
CityCenter Holdings LLC (CCC/Caa2)(a)(d)
	10,000,000	10.750		01/15/17	10,076,389
CityCenter Holdings LLC/CityCenter Finance Corp. (B/B2)(a)
	7,125,000	7.625		01/15/16	7,338,750
Gateway Casinos & Entertainment Ltd. (BB-/B3)(a)
CAD	6,375,000	8.875		11/15/17	6,890,988
Isle of Capri Casinos, Inc. (B-/B3)(a)
	$6,250,000	7.750		03/15/19	6,164,062
Isle of Capri Casinos, Inc. (CCC+/Caa1)
	3,568,000	7.000		03/01/14	3,514,480
Las Vegas Sands Corp. (BB-/Ba3)
	1,500,000	6.375		02/15/15	1,530,000
Marina District Finance Co., Inc. (BB/B2)(a)
	8,625,000	9.500		10/15/15	8,991,562
	5,375,000	9.875		08/15/18	5,603,438
Mashantucket Pequot Tribe (NR/WR)(a)(b)
	4,000,000	8.500		11/15/15	360,000
MCE Finance Ltd. (B+/B1)
	10,875,000	10.250		05/15/18	12,642,187
MGM Resorts International (B/Ba3)
	11,500,000	13.000		11/15/13	13,814,375
	4,750,000	11.125		11/15/17	5,438,750
	1,250,000	9.000		03/15/20	1,375,000
MGM Resorts International (CCC+/Caa1)
	1,000,000	4.250	(a)	04/15/15	1,045,290
	21,500,000	6.625		07/15/15	20,425,000
	14,000,000	7.500		06/01/16	13,265,000
	12,500,000	10.000	(a)	11/01/16	13,187,500
	4,000,000	11.375		03/01/18	4,420,000
Mohegan Tribal Gaming Authority (CC/Caa3)
	1,555,000	7.125		08/15/14	1,158,475
Mohegan Tribal Gaming Authority (CC-/Caa1)
	10,000,000	6.125		02/15/13	8,950,000
Peermont Proprietary Global Ltd. (B/B3)
EUR	13,000,000	7.750		04/30/14	16,424,633
Peninsula Gaming LLC (B/Caa1)
	$11,065,000	10.750		08/15/17	12,116,175
Penn National Gaming, Inc. (BB-/B1)
	4,125,000	6.750		03/01/15	4,207,500

50          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Principal		Interest	Maturity
Amount		Rate	Date	Value

Corporate Obligations – (continued)
Gaming – (continued)

Pinnacle Entertainment, Inc. (B/Caa1)
	$12,625,000	7.500%	06/15/15	$12,877,500
	3,875,000	8.750	05/15/20	4,039,688
Pinnacle Entertainment, Inc. (BB/B1)
	6,000,000	8.625	08/01/17	6,540,000
Pokagon Gaming Authority (B+/B2)(a)
	2,625,000	10.375	06/15/14	2,716,875
San Pasqual Casino (BB-/B2)(a)
	3,375,000	8.000	09/15/13	3,366,563
Scientific Games International, Inc. (BB-/B1)
	9,000,000	9.250	06/15/19	9,922,500
Seminole Indian Tribe of Florida (BBB-/Ba1)(a)
	4,250,000	7.750	10/01/17	4,491,129
Shingle Springs Tribal Gaming Authority (CCC/Caa2)(a)
	10,000,000	9.375	06/15/15	6,900,000
Snoqualmie Entertainment Authority (B-/Caa1)(a)
	11,750,000	9.125	02/01/15	11,779,375
Station Casinos, Inc. (NR/WR)(b)
	2,500,000	6.000	04/01/12	250
	11,625,000	6.500	02/01/14	1,163
	13,000,000	6.875	03/01/16	1,300
	2,000,000	7.750	08/15/16	200
Turning Stone Resort Casino Enterprise (B+/B1)(a)
	2,950,000	9.125	09/15/14	3,053,250
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. (BB+/Ba3)
	3,375,000	7.750	08/15/20	3,577,500
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. (BB+/NR)
	2,125,000	7.875	11/01/17	2,284,375
Yonkers Racing Corp. (BB-/B1)(a)
	4,500,000	11.375	07/15/16	5,040,000

				338,633,187

Health Care – Medical Products – 3.1%
Accellent, Inc. (B+/B1)
	6,750,000	8.375	02/01/17	7,205,625
Alere, Inc. (B-/B2)
	5,000,000	7.875	02/01/16	5,200,000
Alere, Inc. (B-/B3)
	6,750,000	9.000	05/15/16	7,138,125
	1,500,000	8.625	10/01/18	1,582,500
Boston Scientific Corp. (BBB-/Ba1)
	9,125,000	6.400	06/15/16	9,943,346
Catalent Pharma Solutions, Inc. (B/Caa1)(d)
	22,375,118	9.500	04/15/15	23,046,372
Catalent Pharma Solutions, Inc. (B-/Caa1)
EUR	8,500,000	9.750	04/15/17	12,091,368
ConvaTec Healthcare E SA (B/Caa1)(a)
	$14,000,000	10.500	12/15/18	14,630,000
EUR	2,000,000	10.875	12/15/18	2,978,953
DJO Finance LLC/DJO Finance Corp. (B-/B3)
	$14,750,000	10.875	11/15/14	16,077,500
DJO Finance LLC/DJO Finance Corp. (CCC+/Caa1)(a)
	2,250,000	9.750	10/15/17	2,362,500
FMC Finance III SA (BB/Ba2)
	6,625,000	6.875	07/15/17	7,029,644
Fresenius US Finance II, Inc. (BB/Ba1)(a)
	9,750,000	9.000	07/15/15	11,175,937
Hologic, Inc. (BB+/NR)(c)(f)
	27,638,000	2.000	12/15/37	26,713,509
Talecris Biotherapeutics Holdings Corp. (BB/B1)
	3,625,000	7.750	11/15/16	3,960,313
VWR Funding, Inc. (B-/Caa1)(d)
	22,667,187	10.250	07/15/15	24,083,886

				175,219,578

Health Care – Pharmaceutical – 0.8%
Mylan, Inc. (BB/Ba3)(a)
	2,250,000	6.000	11/15/18	2,250,000
Mylan, Inc. (BB/NR)
	12,030,000	1.250	03/15/12	13,259,105
Valeant Pharmaceuticals International (BB-/Ba3)(a)
	2,750,000	6.500	07/15/16	2,719,062
	16,125,000	6.875	12/01/18	15,782,344
Warner Chilcott Co. LLC/Warner Chilcott Finance LLC (BB/B3)(a)
	10,625,000	7.750	09/15/18	11,156,250

				45,166,761

Health Care – Services – 3.5%
American Renal Holdings Co., Inc. (CCC+/Caa2)(a)(d)
	5,375,000	9.750	03/01/16	5,245,289
Aviv Healthcare Properties LP (B+/B1)(a)
	3,875,000	7.750	02/15/19	4,000,938
Community Health Systems, Inc. (B/B3)
	10,625,000	8.875	07/15/15	11,209,375
DaVita, Inc. (B/B2)
	7,500,000	6.375	11/01/18	7,537,500
	5,750,000	6.625	11/01/20	5,821,875
Gentiva Health Services, Inc. (B-/NR)
	4,875,000	11.500	09/01/18	5,508,750
HCA, Inc. (B-/Caa1)
	2,500,000	5.750	03/15/14	2,543,750
	9,000,000	6.375	01/15/15	9,180,000
	4,750,000	6.500	02/15/16	4,833,125
HCA, Inc. (BB/Ba3)
	12,625,000	8.500	04/15/19	13,997,969
	7,500,000	7.875	02/15/20	8,165,625
	16,750,000	7.250	09/15/20	17,922,500
HCA, Inc. (BB-/B2)
	24,545,000	9.625 (d)	11/15/16	26,447,237
	2,500,000	9.875	02/15/17	2,787,500
Health Management Associates, Inc. (BB-/NR)
	7,500,000	6.125	04/15/16	7,734,375
HEALTHSOUTH Corp. (B+/B2)
	3,000,000	7.250	10/01/18	3,105,000
	10,250,000	7.750	09/15/22	10,634,375
LifePoint Hospitals, Inc. (BB-/Ba1)(a)
	3,000,000	6.625	10/01/20	3,090,000
OnCure Holdings, Inc. (B/B3)
	6,250,000	11.750	05/15/17	6,250,000
Patheon, Inc. (B+/B1)(a)
	3,875,000	8.625	04/15/17	3,952,500

The accompanying notes are an integral part of these financial statements.          51

GOLDMAN SACHS HIGH YIELD FUND

Schedule of Investments (continued)
March 31, 2011

Principal		Interest	Maturity
Amount		Rate	Date	Value

Corporate Obligations – (continued)
Health Care – Services – (continued)

Radiation Therapy Services, Inc. (CCC+/B3)
	$4,375,000	9.875%	04/15/17	$4,440,625
STHI Holding Corp. (B/B2)(a)
	3,250,000	8.000	03/15/18	3,363,750
Tenet Healthcare Corp. (BB-/B1)
	5,500,000	10.000	05/01/18	6,435,000
	12,563,000	8.875	07/01/19	14,353,227
Tenet Healthcare Corp. (CCC+/Caa1)
	1,250,000	8.000	08/01/20	1,303,125
United Surgical Partners International, Inc. (CCC+/Caa1)
	5,000,000	8.875	05/01/17	5,275,000

				195,138,410

Home Construction – 0.1%
KB HOME (B+/B1)
	2,000,000	6.250	06/15/15	1,995,000
Meritage Homes Corp. (B+/NR)
	2,122,000	7.150	04/15/20	2,122,000

				4,117,000

Lodging – 0.5%
Felcor Lodging LP (NR/B2)
	7,500,000	10.000	10/01/14	8,578,125
Gaylord Entertainment Co. (B-/Caa2)
	9,500,000	6.750	11/15/14	9,666,250
Host Hotels & Resorts LP (BB+/Ba1)
	6,000,000	6.750	06/01/16	6,225,000
Host Hotels & Resorts LP (BB+/WR)
	2,939,000	7.125	11/01/13	2,983,085

				27,452,460

Machinery(a) – 0.3%
Dresser-Rand Group, Inc. (B+/B1)
	11,500,000	6.500	05/01/21	11,787,500
ProtoStar Ltd. (B/B2)
	3,000,000	10.625	02/01/16	3,082,500

				14,870,000

Media – 0.7%
Allbritton Communications Co. (B/B2)
	4,930,000	8.000	05/15/18	5,201,150
DISH DBS Corp. (BB-/Ba3)
	6,525,000	7.125	02/01/16	6,932,812
Gray Television, Inc. (CCC/Caa2)
	11,375,000	10.500	06/29/15	12,057,500
Lamar Media Corp. (B+/B1)
	10,500,000	6.625	08/15/15	10,710,000
	5,250,000	7.875	04/15/18	5,630,625
Lamar Media Corp. (BB/Ba3)
	1,250,000	9.750	04/01/14	1,443,750

				41,975,837

Media – Broadcasting & Radio – 1.5%
Bonten Media Acquisition Co. (CCC-/Caa3)(a)(d)
	4,234,048	9.000	06/01/15	2,625,110
Citadel Broadcasting Corp. (BB-/Ba3)(a)
	2,750,000	7.750	12/15/18	2,976,875
Clear Channel Communications, Inc. (CCC+/Caa1)(a)
	2,625,000	9.000	03/01/21	2,618,437
Clear Channel Communications, Inc. (CCC-/Ca)
	6,000,000	5.750	01/15/13	5,910,000
	10,000,000	5.500	09/15/14	8,900,000
	11,375,000	11.000 (d)	08/01/16	10,578,750
	5,750,000	5.500	12/15/16	4,183,125
CMP Susquehanna Corp. (NR/NR)
	480,000	9.875	05/15/14	—
Entravision Communications Corp. (B/B1)
	2,000,000	8.750	08/01/17	2,125,000
Fox Acquisition Sub LLC (CCC+/Caa2)(a)
	1,250,000	13.375	07/15/16	1,384,375
LIN Television Corp. (B-/B3)
	4,000,000	6.500	05/15/13	3,990,000
LIN Television Corp. (BB-/Ba3)
	2,875,000	8.375	04/15/18	3,119,375
Local TV Finance LLC (CCC+/Caa2)(a)(d)
	6,393,459	9.250	06/15/15	6,043,506
Nexstar Broadcasting, Inc./Mission Broadcasting, Inc. (B/B3)
	3,250,000	8.875	04/15/17	3,510,000
Sinclair Television Group, Inc. (BB-/Ba3)(a)
	8,750,000	9.250	11/01/17	9,756,250
Univision Communications, Inc. (B/B2)(a)
	1,875,000	12.000	07/01/14	2,017,969
	1,500,000	7.875	11/01/20	1,590,000
Univision Communications, Inc. (CCC+/Caa2)(a)
	6,000,000	8.500	05/15/21	6,195,000
XM Satellite Radio, Inc. (BB-/B3)(a)
	4,250,000	7.625	11/01/18	4,483,750

				82,007,522

Media – Cable – 2.6%
Adelphia Communications Corp. (NR/NR)
	2,000,000	10.250	06/15/49	35,000
Atlantic Broadband Finance LLC (B-/B3)
	4,500,000	9.375	01/15/14	4,561,875
CCO Holdings LLC/CCO Holdings Capital Corp. (B+/B2)
	1,000,000	7.250	10/30/17	1,040,000
	3,125,000	7.875	04/30/18	3,320,312
	1,750,000	8.125	04/30/20	1,903,125
Charter Communications Operating LLC (BB+/Ba3)(a)
	10,750,000	8.000	04/30/12	11,287,500
	10,000,000	10.875	09/15/14	11,200,000
CSC Holdings LLC (BB/Ba3)
	9,125,000	8.500	04/15/14	10,197,187
	6,600,000	8.500	06/15/15	7,194,000
	11,000,000	8.625	02/15/19	12,567,500
Frontier Vision (NR/NR)
	2,000,000	11.000	10/15/49	—
Kabel Baden-Wurttemberg GmbH & Co. (B+/B1)(a)
	3,750,000	7.500	03/15/19	3,842,259
Musketeer GmbH (B-/Caa1)(a)
EUR	1,500,000	9.500	03/15/21	2,209,098
Telenet Finance Luxembourg SCA (NR/Ba3)
	6,250,000	6.375	11/15/20	8,613,915

52          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Principal		Interest		Maturity
Amount		Rate		Date	Value

Corporate Obligations – (continued)
Media – Cable – (continued)

Unitymedia GmbH (B-/B3)
EUR	750,000	9.625%		12/01/19	$1,158,582
UPC Holding BV (B-/B2)
	11,875,000	8.000		11/01/16	17,585,471
	23,375,000	8.375		08/15/20	33,334,080
Virgin Media Finance PLC (BB-/Ba2)
	$11,000,000	8.375		10/15/19	12,320,000
Virgin Media Investment Holdings Ltd. (BBB-/Baa3)
	125,000	6.500		01/15/18	136,926
Ziggo Bond Co. BV (B/B2)
EUR	1,375,000	8.000		05/15/18	2,019,288

					144,526,118

Media – Diversified – 0.7%
Quebecor Media, Inc. (B+/B1)
	$9,510,000	7.750		03/15/16	9,842,850
CAD	12,875,000	7.375	(a)	01/15/21	13,124,449
Videotron Ltee (BB/Ba1)
	$3,500,000	6.875		01/15/14	3,548,125
	1,000,000	6.375		12/15/15	1,028,750
	8,500,000	9.125		04/15/18	9,541,250

					37,085,424

Metals – 1.4%
AK Steel Corp. (BB/Ba3)
	7,375,000	7.625		05/15/20	7,540,937
Aleris International, Inc. (B+/B1)(a)
	4,000,000	7.625		02/15/18	4,020,000
FMG Resources (August 2006) Pty Ltd. (B/B1)(a)
	8,000,000	6.375		02/01/16	8,060,224
	11,750,000	6.875		02/01/18	12,220,000
JMC Steel Group (B/B3)(a)
	5,750,000	8.250		03/15/18	5,872,188
Novelis, Inc. (B/B2)(a)
	8,625,000	8.375		12/15/17	9,358,125
	12,500,000	8.750		12/15/20	13,765,625
Steel Dynamics, Inc. (BB+/Ba2)
	7,750,000	7.375		11/01/12	8,253,750
	5,500,000	7.750		04/15/16	5,816,250
Tube City IMS Corp. (B-/Caa1)
	3,500,000	9.750		02/01/15	3,657,500

					78,564,599

Packaging – 3.4%
Ardagh Glass Finance PLC (B-/B3)
EUR	6,000,000	8.750		02/01/20	8,708,690
Ardagh Packaging Finance PLC (B-/B3)
	$875,000	9.125	(a)	10/15/20	951,563
EUR	875,000	9.250	(a)	10/15/20	1,289,651
	4,375,000	9.250		10/15/20	6,448,257
Ardagh Packaging Finance PLC (BB-/Ba3)
	8,500,000	7.375		10/15/17	12,257,003
	$1,250,000	7.375	(a)	10/15/17	1,329,346
Ball Corp. (BB+/Ba1)
	2,875,000	5.750		05/15/21	2,824,688
Berry Plastics Corp. (B/B1)
	5,625,000	5.053	(e)	02/15/15	5,582,812
Clondalkin Industries BV (CCC+/Caa1)
EUR	3,000,000	8.000		03/15/14	4,134,390
Consol Glass Ltd. (BB-/B1)
	6,750,000	7.625		04/15/14	9,560,117
Crown Americas LLC (BB-/Ba3)
	$7,500,000	7.625		05/15/17	8,212,500
Crown Cork & Seal Co., Inc. (B+/B1)
	1,000,000	7.375		12/15/26	987,500
Crown Cork & Seal Co., Inc. (BB-/Ba3)(a)
	1,250,000	6.250		02/01/21	1,275,000
Crown European Holdings SA (BB-/Ba1)(a)
EUR	1,625,000	7.125		08/15/18	2,384,704
Gerresheimer Holdings GMBH (BB+/B1)
	3,600,000	7.875		03/01/15	5,190,713
Graham Packaging Co. LP (B-/Caa1)
	$22,250,000	9.875		10/15/14	23,028,750
Graham Packaging Co. LP/GPC Capital Corp. I (B-/Caa1)
	1,000,000	8.250		01/01/17	1,070,000
	2,000,000	8.250		10/01/18	2,145,000
Graphic Packaging International, Inc. (B/B3)
	5,321,000	9.500		06/15/17	5,893,007
Greif, Inc. (BB+/Ba2)
	2,000,000	7.750		08/01/19	2,185,000
Owens-Brockway Glass Container, Inc. (BB/Ba3)
EUR	2,750,000	6.750		12/01/14	3,980,116
	$1,875,000	7.375		05/15/16	2,057,813
Plastipak Holdings, Inc. (B/B3)(a)
	4,000,000	8.500		12/15/15	4,180,000
Pregis Corp. (B/B2)(e)
EUR	1,750,000	5.998		04/15/13	2,393,215
Pregis Corp.(CCC/Caa2)
	$4,375,000	12.375		10/15/13	4,298,438
Reynolds Group Holdings Ltd. (B-/Caa1)(a)
	8,750,000	8.250		02/15/21	8,684,375
Reynolds Group Issuer, Inc. (B-/Caa1)
EUR	9,500,000	8.000		12/15/16	13,089,785
	22,375,000	9.500		06/15/17	31,836,676
	$6,250,000	8.500	(a)	05/15/18	6,328,125
	4,625,000	9.000	(a)	04/15/19	4,775,313
Reynolds Group Issuer, Inc. (BB/Ba3)(a)
	2,375,000	7.750		10/15/16	2,517,500
	1,125,000	7.125		04/15/19	1,144,688

					190,744,735

Paper – 1.2%
Ainsworth Lumber Co., Ltd. (B-/Caa1)(a)(d)
	8,875,000	11.000		07/29/15	8,963,750
Boise Cascade LLC (B+/Caa1)
	3,882,000	7.125		10/15/14	3,843,180
Georgia-Pacific Corp. (BBB/Ba2)(a)
	5,625,000	7.125		01/15/17	5,969,531
Georgia-Pacific LLC (BBB/Ba2)(a)
	6,000,000	8.250		05/01/16	6,765,000
NewPage Corp. (CCC+/B2)
	16,500,000	11.375		12/31/14	16,541,250

The accompanying notes are an integral part of these financial statements.          53

GOLDMAN SACHS HIGH YIELD FUND

Schedule of Investments (continued)
March 31, 2011

Principal		Interest		Maturity
Amount		Rate		Date	Value

Corporate Obligations – (continued)
Paper – (continued)

PE Paper Escrow GmbH (BB/Ba2)(a)
	$6,875,000	12.000%		08/01/14	$7,957,812
Sappi Papier Holding GmbH (B/B2)(a)
	3,500,000	7.500		06/15/32	3,167,567
Smurfit Kappa Acquisitions (BB/Ba2)
EUR	1,875,000	7.750		11/15/19	2,783,468
Stone Container Finance Co. of Canada II (NR/WR)(b)
	$2,250,000	7.375		07/15/14	160,313
Stora Enso Oyj (BB/Ba2)(a)
	6,210,000	7.250		04/15/36	5,665,794
Weyerhaeuser Co. (BBB-/Ba1)
	2,750,000	7.375		03/15/32	2,887,109

					64,704,774

Printing – 0.3%
American Reprographics Co. (BB-/B1)(a)
	5,750,000	10.500		12/15/16	6,210,000
Checkout Holding Corp. (B-/B3)(a)(g)
	6,375,000	0.000		11/15/15	4,111,875
SGS International, Inc. (B/B2)
	5,750,000	12.000		12/15/13	5,922,500

					16,244,375

Publishing – 0.7%
Cengage Learning Acquisitions, Inc. (CCC+/Caa2)(a)
	27,125,000	10.500		01/15/15	27,667,500
Morris Publishing Group LLC (NR/NR)
	1,276,774	10.000		09/01/14	1,232,087
Nielsen Finance LLC (B+/B2)
	2,280,000	11.625		02/01/14	2,684,700
	3,250,000	11.500		05/01/16	3,826,875
	4,500,000	7.750	(a)	10/15/18	4,826,250
Truvo Subsidiary Corp. (NR/WR)(b)
EUR	16,750,000	8.500		12/01/14	951,897

					41,189,309

Real Estate – 0.5%
CB Richard Ellis Services, Inc. (B+/Ba1)
	$5,250,000	6.625		10/15/20	5,407,500
CB Richard Ellis Services, Inc. (B+/Ba2)
	6,375,000	11.625		06/15/17	7,506,562
Realogy Corp. (CC/Caa1)(a)
	14,000,000	7.875		02/15/19	13,667,500
Realogy Corp. (CC/Caa3)(a)
	2,401,938	12.000		04/15/17	2,501,018

					29,082,580

Restaurants – 1.5%
Apollo Global Management LLC (CCC/Caa1)(a)(d)
	9,000,000	10.500		03/14/16	8,392,875
CKE Restaurants, Inc. (B-/B2)
	9,250,000	11.375		07/15/18	10,175,000
DineEquity, Inc. (CCC+/B3)(a)
	25,250,000	9.500		10/30/18	27,459,375
NPC International, Inc. (CCC+/Caa1)
	12,002,000	9.500		05/01/14	12,242,040
OSI Restaurant Partners, Inc. (CCC/Caa3)
	8,750,000	10.000		06/15/15	9,100,000
Seminole Hard Rock Entertainment, Inc. (BB/B2)(a)(e)
	7,500,000	2.810		03/15/14	7,200,000
Wendy’s/Arby’s Restaurants LLC (B+/B3)
	7,125,000	10.000		07/15/16	7,784,062

					82,353,352

Retailers – 2.5%
Burlington Coat Factory Warehouse Corp. (CCC/Caa1)(a)
	7,500,000	10.000		02/15/19	7,275,000
Claire’s Stores, Inc. (CCC/Caa3)
	6,100,963	9.625		06/01/15	5,874,719
	20,750,000	8.875	(a)	03/15/19	19,816,250
General Nutrition Centers, Inc. (B-/Caa1)(d)(e)
	12,625,000	5.750		03/15/14	12,625,000
J. Crew Group, Inc. (CCC+/Caa1)(a)
	14,375,000	8.125		03/01/19	14,123,437
Levi Strauss & Co. (B+/B2)
EUR	3,000,000	7.750		05/15/18	4,215,460
Limited Brands, Inc. (BB+/Ba1)
	$11,000,000	6.625		04/01/21	11,220,000
Macy’s, Inc. (BB+/Ba1)
	2,680,000	6.700		07/15/34	2,646,500
Michaels Stores, Inc. (CCC/Caa1)(a)
	7,250,000	7.750		11/01/18	7,340,625
Michaels Stores, Inc. (CCC/Caa2)
	11,500,000	11.375		11/01/16	12,535,000
Neiman-Marcus Group, Inc. (B-/Caa1)(d)
	8,162,442	9.000		10/15/15	8,529,752
Neiman-Marcus Group, Inc. (CCC+/Caa2)
	13,500,000	10.375		10/15/15	14,208,750
The Jones Group, Inc. (B+/Ba3)
	17,000,000	6.875		03/15/19	16,702,500

					137,112,993

Retailers – Food & Drug – 0.4%
Ingles Markets, Inc. (BB-/B1)
	6,000,000	8.875		05/15/17	6,442,500
Rite Aid Corp. (B-/Caa2)
	6,500,000	7.500		03/01/17	6,508,125
Supervalu, Inc. (B/B2)
	5,375,000	7.500		11/15/14	5,401,875
	5,500,000	8.000		05/01/16	5,479,375

					23,831,875

Services Cyclical – Business Services – 2.2%
ACCO Brands Corp. (B-/Caa1)
	10,375,000	7.625		08/15/15	10,582,500
ACCO Brands Corp. (BB-/B1)
	2,500,000	10.625		03/15/15	2,818,750
Affinity Group, Inc. (B-/B3)(a)
	5,500,000	11.500		12/01/16	5,699,375
Carlson Wagonlit BV (CCC+/Caa1)(e)
EUR	11,655,000	6.813		05/01/15	16,121,040
Corrections Corp. of America (BB/Ba2)
	$3,500,000	7.750		06/01/17	3,797,500

54          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Principal		Interest		Maturity
Amount		Rate		Date	Value

Corporate Obligations – (continued)
Services Cyclical – Business Services – (continued)

Garda World Security Corp. (B/B3)(a)
	$3,000,000	9.750%		03/15/17	$3,232,500
Iron Mountain, Inc. (B+/B1)
	1,500,000	6.625		01/01/16	1,500,000
	4,625,000	8.000		06/15/20	4,902,500
ISS Financing PLC (B/NR)
EUR	4,500,000	11.000		06/15/14	6,967,278
ISS Holdings A/S (B/Caa1)
	9,015,000	8.875		05/15/16	13,318,349
Savcio Holdings Property Ltd. (B+/B2)
	2,000,000	8.000		02/15/13	2,806,231
Sitel LLC/Sitel Finance Corp. (B-/Caa2)(a)
	$14,575,000	11.500		04/01/18	13,554,750
The Geo Group, Inc. (B+/B1)(a)
	9,250,000	6.625		02/15/21	9,180,625
Trans Union LLC/TransUnion Financing Corp. (B-/B3)(a)
	12,000,000	11.375		06/15/18	13,710,000
West Corp. (B/B3)(a)
	4,625,000	8.625		10/01/18	4,867,812
West Corp. (B-/Caa1)
	11,000,000	11.000		10/15/16	11,825,000

					124,884,210

Services Cyclical – Consumer Services – 0.2%
Service Corp. International (BB-/Ba3)
	1,750,000	6.750		04/01/16	1,863,750
	2,125,000	7.000		06/15/17	2,268,438
	4,000,000	7.625		10/01/18	4,390,000
	1,500,000	7.000		05/15/19	1,563,750

					10,085,938

Services Cyclical – Rental Equipment – 1.4%
Ashtead Capital, Inc. (B+/B2)(a)
	3,000,000	9.000		08/15/16	3,161,250
EC Finance PLC (B+/B2)
EUR	6,625,000	9.750		08/01/17	10,421,730
Europcar Groupe SA (B-/B3)(e)
	3,500,000	4.593		05/15/13	4,898,196
Hertz Corp. (B-/B2)
	2,250,000	7.875		01/01/14	3,233,872
	$11,000,000	7.375	(a)	01/15/21	11,247,500
Maxim Crane Works LP (B/Caa1)(a)
	11,000,000	12.250		04/15/15	11,398,750
RSC Equipment Rental, Inc. (B-/Caa1)
	16,834,000	9.500		12/01/14	17,591,530
RSC Equipment Rental, Inc. (BB-/B1)(a)
	5,250,000	10.000		07/15/17	5,958,750
RSC Holdings, Inc. (B-/Caa1)(a)
	4,000,000	8.250		02/01/21	4,160,000
United Rentals North America, Inc. (B/B2)
	6,500,000	10.875		06/15/16	7,507,500

					79,579,078

Technology – Hardware – 2.8%
Advanced Micro Devices, Inc. (B+/NR)
	9,125,000	6.000		05/01/15	9,390,903
Alcatel-Lucent (B/B1)
EUR	4,250,000	8.500		01/15/16	6,335,643
Alcatel-Lucent USA, Inc. (B/B1)
	$17,625,000	6.450		03/15/29	15,157,500
Brightstar Corp. (BB-/B1)(a)
	9,000,000	9.500		12/01/16	9,540,000
CommScope, Inc. (B/B3)(a)
	32,000,000	8.250		01/15/19	33,360,000
EN Germany Holdings BV (B-/B3)
EUR	10,500,000	10.750		11/15/15	15,066,601
Freescale Semiconductor, Inc. (CCC+/Caa2)(a)
	$19,505,000	10.750		08/01/20	21,943,125
Madison Dearborn Partners LLC (CCC+/Caa1)(a)
	12,000,000	8.500		04/01/19	12,015,000
MEMC Electronic Materials, Inc. (BB/B1)(a)
	12,125,000	7.750		04/01/19	12,458,437
NXP BV/NXP Funding LLC (B-/B3)
	5,000,000	3.053	(e)	10/15/13	4,975,250
EUR	3,000,000	3.748	(e)	10/15/13	4,214,571
	$875,000	9.750	(a)	08/01/18	985,469
NXP BV/NXP Funding LLC (B-/WR)
	4,875,000	7.875		10/15/14	5,076,094
Seagate HDD Cayman (BB+/Ba1)(a)
	5,125,000	7.750		12/15/18	5,330,000

					155,848,593

Technology – Software/Services – 3.7%
Aspect Software, Inc. (B-/Caa1)(a)
	6,335,000	10.625		05/15/17	6,746,775
Buccaneer Merger Sub, Inc. (B-/Caa1)(a)
	2,000,000	9.125		01/15/19	2,125,000
Equinix, Inc. (B-/NR)
	12,000,000	3.000		10/15/14	12,955,560
Fidelity National Information Services, Inc. (BB-/Ba2)
	4,750,000	7.625		07/15/17	5,165,625
	400,000	7.875		07/15/20	441,000
First Data Corp. (B-/Caa1)
	2,247,000	9.875		09/24/15	2,314,410
	1,990,028	10.550	(d)	09/24/15	2,059,679
	18,950,000	8.250	(a)	01/15/21	18,878,938
	37,946,000	12.625	(a)	01/15/21	41,218,842
	27,870,000	8.750	(a)(d)	01/15/22	27,521,625
Sabre Holdings Corp. (CCC+/Caa1)
	11,000,000	8.350		03/15/16	10,642,500
Serena Software, Inc. (CCC+/Caa1)
	6,076,000	10.375		03/15/16	6,394,990
SunGard Data Systems, Inc. (B/Caa1)
	11,000,000	10.625		05/15/15	12,100,000
	15,000,000	7.375	(a)	11/15/18	15,300,000
SunGard Data Systems, Inc. (B-/Caa1)
	28,000,000	10.250		08/15/15	29,400,000
Travelport LLC (CCC+/Caa1)
	2,000,000	9.000		03/01/16	1,862,500
Travelport, Inc. (CCC/Caa2)
	10,000,000	11.875		09/01/16	9,325,000

The accompanying notes are an integral part of these financial statements.          55

GOLDMAN SACHS HIGH YIELD FUND

Schedule of Investments (continued)
March 31, 2011

Principal		Interest		Maturity
Amount		Rate		Date	Value

Corporate Obligations – (continued)
Technology – Software/Services – (continued)

Travelport, Inc. (CCC+/Caa1)
	$2,125,000	9.875%		09/01/14	$2,071,875

					206,524,319

Telecommunications – 2.6%
Avaya, Inc. (B/B1)(a)
	16,125,000	7.000		04/01/19	15,721,875
Cincinnati Bell, Inc. (B/B2)
	4,500,000	8.375		10/15/20	4,421,250
Cincinnati Bell, Inc. (CCC+/B3)
	2,750,000	8.750		03/15/18	2,598,750
Frontier Communications Corp. (BB/Ba2)
	16,250,000	6.625		03/15/15	16,940,625
	6,750,000	7.875		04/15/15	7,256,250
	12,875,000	8.250		04/15/17	13,840,625
	3,250,000	8.125		10/01/18	3,505,937
	10,375,000	8.500		04/15/20	11,256,875
	2,500,000	8.750		04/15/22	2,709,375
Level 3 Communications, Inc. (CCC/Caa1)
	1,500,000	8.750		02/15/17	1,492,500
Level 3 Financing, Inc. (CCC/Caa1)
	10,250,000	9.250		11/01/14	10,480,625
	6,000,000	10.000		02/01/18	6,015,000
Qwest Capital Funding, Inc. (BB-/Baa3)
	1,991,000	6.875		07/15/28	1,976,067
Qwest Communications International, Inc. (BB-/Baa3)
	9,750,000	7.125		04/01/18	10,481,250
Qwest Corp. (BBB-/Baa3)
	1,450,000	7.500		10/01/14	1,651,188
	2,000,000	8.375		05/01/16	2,380,000
Sunrise Communications Holdings SA (B/B3)(a)
EUR	2,500,000	8.500		12/31/18	3,750,264
Sunrise Communications International SA (BB/Ba3)(a)
	500,000	7.000		12/31/17	735,172
CHF	2,625,000	7.000		12/31/17	3,000,817
Windstream Corp. (B+/Ba3)
	$5,000,000	7.875		11/01/17	5,362,500
	3,500,000	8.125		09/01/18	3,718,750
	4,500,000	7.750	(a)	10/15/20	4,601,250
	3,500,000	7.750		10/15/20	3,578,750
	9,500,000	7.750	(a)	10/01/21	9,642,500

					147,118,195

Telecommunications – Cellular – 4.0%
CC Holdings GS V LLC/Crown Castle GS III Corp. (BB/Baa3)(a)
	5,125,000	7.750		05/01/17	5,611,875
Crown Castle International Corp. (B-/B1)
	2,125,000	9.000		01/15/15	2,342,813
Nextel Communications, Inc. (BB-/Ba2)
	11,125,000	6.875		10/31/13	11,222,344
	16,500,000	7.375		08/01/15	16,561,875
Sprint Capital Corp. (BB-/Ba3)
	50,250,000	6.900		05/01/19	51,631,875
	25,000,000	6.875		11/15/28	23,062,500
	32,125,000	8.750		03/15/32	34,132,812
Sprint Nextel Corp. (BB-/Ba3)
	10,250,000	6.000		12/01/16	10,250,000
	5,375,000	8.375		08/15/17	5,979,687
Wind Acquisition Finance SA (B+/B2)
	1,500,000	11.750	(a)	07/15/17	1,732,500
EUR	1,125,000	11.750		07/15/17	1,836,159
Wind Acquisition Finance SA (BB-/Ba2)(a)
	$8,800,000	7.250		02/15/18	9,240,000
EUR	25,875,000	7.375		02/15/18	38,045,161
Wind Acquisition Holdings Finance SA (B-/B3)(d)
	5,344,277	12.250		07/15/17	8,963,836

					220,613,437

Telecommunications – Satellites – 2.8%
Intelsat Intermediate Holding Co. Ltd. (CCC+/NR)(g)
	$13,250,000	9.500		02/01/15	13,697,188
Intelsat Jackson Holdings Ltd. (B/B3)
	10,125,000	9.500		06/15/16	10,681,875
Intelsat Jackson Holdings SA (B/B3)(a)
	8,500,000	7.250		10/15/20	8,510,625
Intelsat Jackson Holdings SA (CCC+/Caa2)
	19,000,000	11.250		06/15/16	20,282,500
	2,000,000	11.500		06/15/16	2,155,000
Intelsat Luxembourg SA (CCC+/Caa3)
	12,000,000	11.250		02/04/17	13,110,000
	37,253,906	11.500	(d)	02/04/17	40,886,162
Intelsat SA (B/B3)(a)
	15,125,000	7.250		04/01/19	15,162,812
	13,000,000	7.500		04/01/21	13,065,000
Intelsat Subsidiary Holding Co. SA (B/B3)
	19,750,000	8.875		01/15/15	20,391,875

					157,943,037

Textiles & Apparel – 0.5%
Hanesbrands, Inc. (BB-/B1)
	10,125,000	6.375		12/15/20	9,846,562
Quiksilver, Inc. (B/Ba3)
EUR	3,500,000	8.875		12/15/17	5,233,009
Quiksilver, Inc. (CCC+/Caa1)
	$11,500,000	6.875		04/15/15	11,270,000

					26,349,571

Tobacco – 0.1%
Alliance One International, Inc. (B+/B2)
	4,625,000	10.000		07/15/16	4,671,250

Transportation – 1.0%
Aguila 3 SA (B/B2)(a)
	13,875,000	7.875		01/31/18	14,221,875
Commercial Barge Line Co. (B+/B2)
	9,875,000	12.500		07/15/17	11,455,000
Florida East Coast Railway Corp. (B-/B3)(a)
	4,625,000	8.125		02/01/17	4,856,250
Marquette Transportation Co./ Marquette Transportation Finance Corp. (B-/B3)
	1,625,000	10.875		01/15/17	1,677,813

56          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Principal	Interest		Maturity
Amount	Rate		Date	Value

Corporate Obligations – (continued)
Transportation – (continued)

Platinum Equity LLC (CCC+/Caa1)(a)(d)
$8,625,000	10.625%		02/15/16	$8,678,906
RailAmerica, Inc. (BB/B1)
6,000,000	9.250		07/01/17	6,645,000
United Air Lines, Inc. (BB-/Ba3)(a)
1,067,000	9.875		08/01/13	1,125,685
Western Express, Inc. (CCC+/Caa1)(a)
7,250,000	12.500		04/15/15	7,050,625

				55,711,154

Utilities – Distribution – 0.4%
AmeriGas Partners LP/AmeriGas Eagle Finance Corp. (NR/Ba3)
2,000,000	7.125		05/20/16	2,075,000
Ferrellgas LP/Ferrellgas Finance Corp. (B+/Ba3)(a)
3,900,000	6.500		05/01/21	3,822,000
Ferrellgas Partners LP/Ferrellgas Partners Finance Corp. (B-/B2)
3,006,000	8.625		06/15/20	3,261,510
Inergy LP/Inergy Finance Corp. (B+/Ba3)(a)
3,500,000	7.000		10/01/18	3,605,000
7,875,000	6.875		08/01/21	8,229,375

				20,992,885

Utilities – Electric – 2.9%
Covanta Holding Corp. (B/Ba3)
6,875,000	7.250		12/01/20	7,114,303
Dynegy Holdings, Inc. (CC/Caa3)
8,500,000	7.500		06/01/15	7,140,000
11,000,000	8.375		05/01/16	9,185,000
1,500,000	7.125		05/15/18	1,095,000
16,725,000	7.750		06/01/19	13,003,688
Edison Mission Energy (B-/B3)
11,125,000	7.000		05/15/17	8,955,625
5,375,000	7.200		05/15/19	4,205,938
Elwood Energy LLC (BB-/Ba1)
1,720,590	8.159		07/05/26	1,686,178
GenOn Energy, Inc. (B/B3)(a)
18,625,000	9.875		10/15/20	19,463,125
Mirant Mid-Atlantic Pass-Through Trust Series B (BB-/Ba1)
2,236,072	9.125		06/30/17	2,431,728
NRG Energy, Inc. (BB-/B1)
21,125,000	7.375		02/01/16	21,890,781
15,375,000	7.625	(a)	01/15/18	15,951,562
NV Energy, Inc. (BB+/Ba3)
5,000,000	6.250		11/15/20	5,075,000
RRI Energy, Inc. (B/B3)
3,250,000	7.875		06/15/17	3,233,750
The AES Corp. (BB/B1)
8,000,000	7.750		10/15/15	8,640,000
12,125,000	9.750		04/15/16	13,913,437
10,000,000	8.000		10/15/17	10,725,000
6,000,000	8.000		06/01/20	6,480,000

				160,190,115

Utilities – Pipelines – 1.4%
Crosstex Energy LP/Crosstex Energy Finance Corp. (B+/B2)
6,045,000	8.875		02/15/18	6,589,050
El Paso Corp. (BB-/Ba3)
10,500,000	7.000		06/15/17	11,733,750
3,500,000	7.250		06/01/18	3,933,125
4,000,000	6.500	(a)	09/15/20	4,310,000
2,000,000	7.800		08/01/31	2,215,000
El Paso Natural Gas Co. (BB/Baa3)
2,750,000	8.375		06/15/32	3,349,215
Energy Transfer Equity LP (BB-/Ba2)
8,475,000	7.500		10/15/20	9,237,750
Enterprise Products Operating LLC (BB/Ba1)(e)
3,750,000	8.375		08/01/66	4,027,504
3,285,000	7.034		01/15/68	3,397,343
MarkWest Energy Partners LP/MarkWest Energy Finance Corp. (BB-/B1)
2,500,000	6.750		11/01/20	2,568,750
Regency Energy Partners LP (BB-/B1)
9,000,000	9.375		06/01/16	10,237,500
Targa Resources Partners LP (B+/B1)
2,534,000	8.250		07/01/16	2,660,700
5,625,000	11.250		07/15/17	6,539,063
Tennessee Gas Pipeline Co. (BB/Baa3)
3,000,000	7.000		10/15/28	3,332,878
1,500,000	7.625		04/01/37	1,769,812

				75,901,440

TOTAL CORPORATE OBLIGATIONS
(Cost $4,899,532,380)				$5,245,893,707

Senior Term Loans(h) – 0.6%
Finance – 0.1%
Nuveen Investments, Inc. (B/B3)
$5,150,717	3.306%		11/13/14	$4,942,835

Gaming – 0.1%
Caesars Entertainment Operating Co. (B/Caa1)
3,750,000	3.303		01/28/15	3,483,975

Media – Broadcasting & Radio – 0.3%
Clear Channel Communications, Inc. (BB-/Ba3)
23,136,608	3.896		01/28/16	20,362,760

Services Cyclical – Rental Equipment – 0.1%
Ahern Rentals, Inc. (CCC+/Ca)
3,419,625	18.000		12/15/12	3,325,585

TOTAL SENIOR TERM LOANS
(Cost $31,900,021)				$32,115,155

The accompanying notes are an integral part of these financial statements.          57

GOLDMAN SACHS HIGH YIELD FUND

Schedule of Investments (continued)
March 31, 2011

Shares	Rate	Value

Preferred Stocks – 0.3%
Ally Financial, Inc.(a)
8,813	7.000%	$8,200,497
Las Vegas Sands Corp.
46,250	10.000	5,193,560
Lucent Technologies Capital Trust I
5,000	7.750	4,900,000
Spanish Broadcasting Systems, Inc.(b)(c)(d)
3,074	10.750	15

TOTAL PREFERRED STOCKS
(Cost $15,705,740)		$18,294,072

Shares	Description	Value

Common Stocks – 1.0%
377,456	Accuride Corp.(b)	$5,242,864
2,731	APP China Group Ltd.(b)	—
225,020	CIT Group, Inc.(b)	9,574,601
47,726	Largo, Ltd. Class A Shares Common Stock	100,644
429,535	Largo, Ltd. Class B Shares Common Stock	905,800
193,469	LyondellBasell Industries NV(b)	7,651,699
6,252	Masonite Worldwide Holdings(b)	239,139
496,641	Nortek, Inc.(b)	21,107,243
1,656	Nycomed(b)	23
3,874	Panolam Holdings Co.(b)	39
2,500	Port Townsend Holdings Co., Inc.(b)	—
250	Simmons Bedding Co.(b)	—
20,372	Smurfit Kappa Funding PLC(b)	258,993
13,896	Smurfit Stone Container Corp.(b)	—
384,539	Spectrum Brands Holdings, Inc.(b)	10,674,803

TOTAL COMMON STOCKS
(Cost $56,904,324)		$55,755,848

		Expiration
Units	Description	Date	Value

Warrants(b) – 0.0%
Masonite Worldwide Holdings
30,311		05/20/14	$37,173
22,734		05/20/16	28,418
Nortek, Inc.
11,520		12/07/14	92,160

TOTAL WARRANTS
(Cost $146,765)			$157,751

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT
(Cost $5,004,189,230)			$5,352,216,533

Principal	Interest	Maturity
Amount	Rate	Date	Value

Short-term Investment(i) – 5.0%
Repurchase Agreement – 5.0%
Joint Repurchase Agreement Account II
$274,800,000	0.155%	04/01/11	$274,800,000
Maturity Value: $274,801,183
(Cost $274,800,000)

TOTAL INVESTMENTS – 101.3%
(Cost $5,278,989,230)			$5,627,016,533

LIABILITIES IN EXCESS OF OTHER ASSETS – (1.3)%			(71,885,442)

NET ASSETS – 100.0%			$5,555,131,091

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $1,797,363,951, which represents approximately 32.4% of net assets as of March 31, 2011.

(b)	Security is currently in default and/or non-income producing.

(c)	Security with “Put” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(d)	Pay-in-kind securities.

(e)	Variable rate security. Interest rate disclosed is that which is in effect at March 31, 2011.

(f)	Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect at March 31, 2011.

(g)	Issued with a zero coupon or interest rate which increases to the stated rate at a set date in the future.

58          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

(h)	Senior Term Loans often require prepayments from excess cash flows or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility at March 31, 2011. Senior Term Loans typically have rates of interest which are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London-interbank Offered Rate (“LIBOR”), and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.

(i)	Joint repurchase agreement was entered into on March 31, 2011. Additional information appears on pages 86-87.

Security ratings disclosed, if any, are obtained from Standard & Poor’s /Moody’s Investors Service and are unaudited. A brief description of the ratings is available in the Fund’s Statement of Additional Information.

Currency Abbreviations:
CAD	—	Canadian Dollar
CHF	—	Swiss Franc
EUR	—	Euro
GBP	—	British Pound

Investment Abbreviations:
NR	—	Not Rated
WR	—	Withdrawn Rating

As a % of
Net Assets

Investments Industry Classifications†

Aerospace	0.6%
Agriculture	0.4
Airlines	0.3
Automotive Parts	4.8
Building Materials	2.0
Capital Goods	2.2
Chemicals	2.8
Conglomerates	0.3
Construction Machinery	0.7
Consumer Products	3.3
Defense	0.7
Diversified Manufacturing	0.2
Emerging Markets	1.1
Energy	7.1
Entertainment & Leisure	1.8
Finance	7.9
Food	1.9
Gaming	6.3
Health Care	7.5
Home Construction	0.1
Lodging	0.5
Media	5.8
Metals	1.4
Packaging	3.4
Paper	1.2
Printing	0.3
Publishing	0.7
Real Estate	0.5
Short-term Investments#	3.7
Restaurants	1.5
Retailers	2.9
Services Cyclical	3.9
Technology	6.6
Telecommunications	9.4
Textiles & Apparel	0.5
Tobacco	0.1
Transportation	1.0
Utilities	4.6

TOTAL	100.0%

†	Industry concentrations greater than one-tenth of one percent are disclosed.

#	Short-term Investments include repurchase agreements and other assets/liabilities.

The accompanying notes are an integral part of these financial statements.          59

GOLDMAN SACHS HIGH YIELD FUND

Schedule of Investments (continued)
March 31, 2011

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At March 31, 2011, the Fund had outstanding forward foreign currency exchange contracts, both to purchase and sell foreign currencies:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

	Contracts	Expiration	Current	Unrealized
Counterparty	to Buy/Sell	Date	Value	Gain

Citibank NA	EUR/USD	04/05/11	$30,272,817	$473,568
Royal Bank of Canada	EUR/USD	04/05/11	15,075,398	162,842
State Street Bank	EUR/USD	04/05/11	29,323,382	91,209
UBS AG (London)	USD/GBP	04/05/11	30,102,055	429,529

TOTAL				$1,157,148

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

	Contracts	Expiration	Current	Unrealized
Counterparty	to Buy/Sell	Date	Value	Loss

Barclays Bank PLC	USD/EUR	04/05/11	$657,710,673	$(16,855,381)
Citibank NA	USD/CAD	04/05/11	13,278,580	(19,054)
Westpac Banking Corp.	USD/EUR	04/05/11	7,439,605	(158,905)

TOTAL				$(17,033,340)

60          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Schedule of Investments
March 31, 2011

Principal	Interest	Maturity
Amount	Rate	Date	Value

Senior Term Loans(a) – 13.6%
Energy – Coal – 1.3%
Walter Energy, Inc. (B1/BB-)
$1,500,000	4.000%	02/28/18	$1,508,820

Food & Beverage – 1.3%
Michael Foods Group, Inc. (BB-/B1)
1,500,000	4.250	02/25/18	1,507,965

Gaming – 1.2%
Caesars Entertainment Operating Co. (B/Caa1)
1,500,000	3.303	01/28/15	1,393,590

Health Care – Services – 1.7%
HCA, Inc. (BB-/Ba3)
2,000,000	3.557	03/31/17	1,995,460

Media – Cable – 1.7%
Charter Communications Operating LLC (BB+/Ba2)
2,000,000	3.560	09/06/16	1,999,240

Noncaptive – Financial – 0.8%
MSCI, Inc. (BB+/Ba2)
1,000,000	3.750	06/01/16	1,003,750

Retailers – 1.1%
Neiman Marcus Group, Inc. (BB-/B3)
1,375,000	4.310	04/06/16	1,376,966

Technology – Software/Services – 1.6%
First Data Corp. (B1/B)
2,000,000	4.213	09/24/16	1,914,380

Utilities – Electric – 1.2%
Calpine Corp. (B1/B+)
1,500,000	4.500	04/01/18	1,505,055

Wireless Telecommunications – 1.7%
Intelsat Jackson Holdings SA (BB-/B1)
2,000,000	5.250	04/02/18	2,010,840

TOTAL INVESTMENTS – 13.6%
(Cost $16,271,406)			$16,216,066

OTHER ASSETS IN EXCESS OF LIABILITIES – 86.4%			102,640,871

NET ASSETS – 100.0%			$118,856,937

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Senior Term Loans often require prepayments from excess cash flows or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility at March 31, 2011. Senior Term Loans typically have rates of interest which are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London-interbank Offered Rate (“LIBOR”), and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.

Security ratings disclosed, if any, are obtained from Standard & Poor’s/Moody’s Investors Service and are unaudited. A brief description of the ratings is available in the Fund’s Statement of Additional Information.

The accompanying notes are an integral part of these financial statements.          61

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Schedule of Investments (continued)
March 31, 2011

ADDITIONAL INVESTMENT INFORMATION

CREDIT DEFAULT SWAP CONTRACTS — At March 31, 2011, the Fund had outstanding swap contracts with the following terms:

Credit
					Spread at		Upfront
		Notional	Rates Received		March 31,		Payments
	Referenced	Amount	(Paid) by	Termination	2011(a)	Market	Made (Received)	Unrealized
Counterparty	Obligation	(000s)	Fund	Date	(Basis Points)	Value	by the Fund	Gain (Loss)

Protection Sold:
Bank of America Securities LLC	Markit LCDX Index	$5,000	2.500%	12/20/15	237	$30,711	$29,861	$850

(a)	Credit spread on the Referenced Obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

62          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Schedule of Investments
March 31, 2011

Principal	Interest		Maturity
Amount	Rate		Date	Value

Corporate Obligations – 77.7%
Banks – 27.9%
ANZ Capital Trust II(a)(b)
$2,800,000	5.360%		12/15/49	$2,849,000
Astoria Financial Corp.(a)
2,900,000	5.750		10/15/12	2,998,540
Bank of America Corp.
3,075,000	3.625		03/17/16	3,031,698
13,300,000	5.625		07/01/20	13,637,555
Bank of Montreal(b)
6,100,000	2.625		01/25/16	6,070,934
Bank of Nova Scotia(b)
7,200,000	1.450		07/26/13	7,217,086
Bank of Scotland PLC(b)
1,000,000	5.250		02/21/17	1,027,193
BB&T Corp.(a)
5,050,000	3.200		03/15/16	5,015,433
Caisse centrale Desjardins du Quebec(b)
1,700,000	2.550		03/24/16	1,674,518
Canadian Imperial Bank of Commerce(b)
2,900,000	2.000		02/04/13	2,951,130
1,000,000	2.600		07/02/15	1,005,546
3,900,000	2.750		01/27/16	3,904,984
Capital One Bank USA NA
2,650,000	8.800		07/15/19	3,325,471
Capital One Capital IV(a)(c)
6,400,000	6.745		02/17/37	6,424,000
Cie de Financement Foncier(b)
1,700,000	1.625		07/23/12	1,703,696
4,300,000	2.125		04/22/13	4,336,167
Citigroup, Inc.
5,625,000	6.375		08/12/14	6,235,114
3,975,000	5.500		10/15/14	4,283,784
5,725,000	5.375		08/09/20	5,890,596
Discover Bank
3,700,000	8.700		11/18/19	4,418,954
DnB NOR Boligkreditt(b)
3,400,000	2.100		10/14/15	3,290,656
4,200,000	2.900		03/29/16	4,174,716
Fifth Third Bancorp
2,175,000	3.625		01/25/16	2,162,470
Fifth Third Bank(c)
5,625,000	0.424		05/17/13	5,529,594
HSBC Capital Funding LP(a)(b)(c)
1,050,000	4.610		06/27/49	1,016,507
ING Bank NV(b)
3,000,000	2.500		01/14/16	2,877,867
JPMorgan Chase & Co.(a)
3,100,000	6.550		09/29/36	3,130,961
JPMorgan Chase Capital XXV
1,300,000	6.800		10/01/37	1,304,860
Manufacturers & Traders Trust Co.(a)(c)
3,525,000	1.803		04/01/13	3,521,570
2,003,000	5.585		12/28/20	1,962,940
Merrill Lynch & Co., Inc.
1,250,000	6.400		08/28/17	1,358,978
MUFG Capital Finance 1 Ltd.(a)(c)
3,025,000	6.346		07/25/49	3,009,875
National Bank of Canada(b)
400,000	1.650		01/30/14	400,535
Nordea Eiendomskreditt AS(b)
2,800,000	1.875		04/07/14	2,794,254
Regions Financial Corp.
3,600,000	5.750		06/15/15	3,636,000
Resona Bank Ltd.(a)(b)(c)
1,475,000	5.850		04/15/49	1,458,504
Royal Bank of Scotland PLC
3,650,000	3.400		08/23/13	3,726,383
3,825,000	4.875	(b)	08/25/14	3,971,589
Santander Issuances SA Unipersonal(a)(b)(c)
800,000	5.805		06/20/16	784,965
Sparebanken 1 Boligkreditt(b)
5,400,000	1.250		10/25/13	5,344,677
Stadshypotek AB(b)
1,700,000	1.450		09/30/13	1,696,075
SunTrust Banks, Inc.(a)
4,050,000	3.600		04/15/16	4,025,846
Swedbank Hypotek AB(b)
1,100,000	0.759	(c)	03/28/14	1,099,684
1,900,000	2.950		03/28/16	1,882,979
The Toronto-Dominion Bank(b)
2,500,000	2.200		07/29/15	2,470,360

				154,634,244

Brokerage – 3.1%
Morgan Stanley & Co.
4,250,000	4.750		04/01/14	4,417,001
8,375,000	6.250	(a)	08/28/17	8,988,767
1,725,000	7.300	(a)	05/13/19	1,943,568
Nomura Holdings, Inc.
1,775,000	4.125		01/19/16	1,744,502

				17,093,838

Chemicals(a) – 2.4%
Incitec Pivot Ltd.(b)
3,700,000	4.000		12/07/15	3,702,805
The Dow Chemical Co.
8,223,000	7.600		05/15/14	9,374,793

				13,077,598

Consumer Products(a) – 0.5%
Whirlpool Corp.
2,675,000	8.000		05/01/12	2,854,537

Distributors(a)(b) – 0.7%
Ras Laffan Liquefied Natural Gas Co. Ltd. III
2,300,000	6.750		09/30/19	2,575,293
Southern Star Central Gas Pipeline, Inc.
1,100,000	6.000		06/01/16	1,176,363

				3,751,656

Electric(a) – 3.9%
Arizona Public Service Co.
6,115,000	8.750		03/01/19	7,691,907

The accompanying notes are an integral part of these financial statements.          63

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Schedule of Investments (continued)
March 31, 2011

Principal	Interest	Maturity
Amount	Rate	Date	Value

Corporate Obligations – (continued)
Electric(a) – (continued)

Enel Finance International SA(b)
$3,400,000	5.700%	01/15/13	$3,599,798
4,325,000	3.875	10/07/14	4,470,290
Nevada Power Co.
2,675,000	7.125	03/15/19	3,159,079
Progress Energy, Inc.
1,000,000	7.000	10/30/31	1,153,678
Public Service Co. of Oklahoma
1,650,000	6.625	11/15/37	1,804,900

			21,879,652

Energy – 7.5%
Anadarko Petroleum Corp.(a)
7,428,000	6.375	09/15/17	8,179,509
BP Capital Markets PLC
4,600,000	3.875	03/10/15	4,778,739
3,175,000	4.500 (a)	10/01/20	3,149,945
Dolphin Energy Ltd.(a)(b)
507,595	5.888	06/15/19	539,320
Gaz Capital SA for Gazprom(d)
810,000	9.250	04/23/19	1,007,438
Nexen, Inc.(a)
535,000	6.400	05/15/37	531,587
2,525,000	7.500	07/30/39	2,842,446
Pemex Project Funding Master Trust(a)
900,000	6.625	06/15/35	902,250
PTT Exploration and Production Public Co. Ltd.(b)
820,000	5.692	04/05/21	819,401
Transocean, Inc.(a)
1,700,000	4.950	11/15/15	1,794,929
7,650,000	6.500	11/15/20	8,423,209
1,400,000	6.800	03/15/38	1,467,817
Valero Logistics(a)
2,000,000	6.050	03/15/13	2,141,125
Weatherford International Ltd.(a)
4,775,000	5.125	09/15/20	4,722,610

			41,300,325

Food & Beverage – 3.5%
Anheuser-Busch InBev Worldwide, Inc.(a)
9,581,000	4.125	01/15/15	10,106,085
Bunge Ltd.(a)
1,150,000	4.100	03/15/16	1,152,863
Kraft Foods, Inc.
7,900,000	6.500	02/09/40	8,381,328

			19,640,276

Health Care – Medical Products(a) – 3.9%
Agilent Technologies, Inc.
6,226,000	5.500	09/14/15	6,775,214
Boston Scientific Corp.
8,550,000	4.500	01/15/15	8,805,203
Life Technologies Corp.
6,000,000	4.400	03/01/15	6,268,334

			21,848,751

Life Insurance – 3.5%
American International Group, Inc.(a)
1,175,000	6.400	12/15/20	1,251,426
Lincoln National Corp.(a)
1,200,000	4.300	06/15/15	1,238,326
MetLife Capital Trust X(a)(b)
1,500,000	9.250	04/08/38	1,811,250
Nationwide Life Global Funding I(b)
2,450,000	5.450	10/02/12	2,576,996
Prudential Financial, Inc.
3,650,000	6.000	12/01/17	4,011,430
Reinsurance Group of America, Inc.(a)(c)
2,100,000	6.750	12/15/65	2,050,766
Symetra Financial Corp.(a)(b)
1,850,000	6.125	04/01/16	1,922,551
The Northwestern Mutual Life Insurance Co.(a)(b)
4,350,000	6.063	03/30/40	4,593,113

			19,455,858

Media – Cable – 1.2%
Comcast Cable Communications Holdings, Inc.
2,200,000	8.375	03/15/13	2,483,824
1,075,000	9.455	11/15/22	1,441,591
Cox Communications, Inc.(a)(b)
2,025,000	8.375	03/01/39	2,551,360

			6,476,775

Media – Non Cable(a)(b) – 0.9%
News America, Inc.
5,350,000	6.150	02/15/41	5,299,380

Metals & Mining(a) – 1.0%
Freeport-McMoRan Copper & Gold, Inc.
5,075,000	8.375	04/01/17	5,582,500

Noncaptive – Financial – 1.5%
General Electric Capital Corp.
4,175,000	5.875	01/14/38	4,122,161
SLM Corp.(a)
4,100,000	6.250	01/25/16	4,290,284

			8,412,445

Pipelines(a) – 4.4%
Energy Transfer Partners LP
6,127,000	5.950	02/01/15	6,710,863
Enterprise Products Operating LLC
3,973,000	7.550	04/15/38	4,642,585
Tennessee Gas Pipeline Co.
1,460,000	7.000	10/15/28	1,622,001
2,125,000	8.375	06/15/32	2,645,265
TransCanada PipeLines Ltd.(c)
3,875,000	6.350	05/15/67	3,875,000
Valmont Industries, Inc.
4,500,000	6.625	04/20/20	4,645,882

			24,141,596

Property/Casualty Insurance – 1.3%
Arch Capital Group Ltd.(a)
1,245,000	7.350	05/01/34	1,291,590

64          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Principal	Interest		Maturity
Amount	Rate		Date	Value

Corporate Obligations – (continued)
Property/Casualty Insurance – (continued)

QBE Insurance Group Ltd.(b)
$922,000	9.750%		03/14/14	$1,066,297
855,000	5.647	(a)(c)	07/01/23	795,079
Transatlantic Holdings, Inc.(a)
3,725,000	8.000		11/30/39	3,933,750

				7,086,716

Real Estate Investment Trusts – 6.1%
Brandywine Operating Partnership LP(a)
1,000,000	4.950		04/15/18	988,562
Developers Diversified Realty Corp.
590,000	9.625		03/15/16	718,763
2,750,000	7.500	(a)	04/01/17	3,100,625
1,175,000	4.750	(a)	04/15/18	1,143,756
Duke Realty LP(a)
3,150,000	6.750		03/15/20	3,511,881
HCP, Inc.(a)
5,100,000	6.300		09/15/16	5,610,000
Healthcare Realty Trust, Inc.(a)
3,575,000	5.750		01/15/21	3,640,841
Kilroy Realty LP(a)
2,300,000	5.000		11/03/15	2,323,731
Pan Pacific Retail Properties, Inc.(a)
1,350,000	5.950		06/01/14	1,463,731
Post Apartment Homes LP(a)
3,000,000	6.300		06/01/13	3,204,312
ProLogis(a)(d)
8,000,000	2.250		04/01/37	7,980,000

				33,686,202

Retailers(a)(c) – 0.7%
CVS Caremark Corp.
3,850,000	6.302		06/01/37	3,772,203

Transportation(b) – 0.3%
Transnet Ltd.
1,550,000	4.500		02/10/16	1,581,000

Wireless Telecommunications – 1.4%
AT&T, Inc.(a)
2,300,000	6.400		05/15/38	2,347,789
Qtel International Finance Ltd.
2,200,000	7.875		06/10/19	2,576,200
Telecom Italia Capital SA(a)
2,665,000	5.250		10/01/15	2,742,767

				7,666,756

Wirelines Telecommunications(a) – 2.0%
Qwest Corp.
4,150,000	8.375		05/01/16	4,938,500
Telecom Italia Capital SA
5,700,000	4.950		09/30/14	5,929,432

				10,867,932

TOTAL CORPORATE OBLIGATIONS
(Cost $417,088,266)				$430,110,240

Mortgage-Backed Obligations – 3.3%
Collateralized Mortgage Obligations – 3.3%
Arkle Master Issuer PLC Series 2010-2A, Class 1A1(b)(c)
$3,100,000	1.714%		05/17/60	$3,100,754
Countrywide Alternative Loan Trust Series 2007-06, Class A4
1,200,000	5.750		04/25/47	753,940
Countrywide Alternative Loan Trust Series 2007-15CB, Class A5
1,996,301	5.750		07/25/37	1,477,662
Countrywide Alternative Loan Trust Series 2007-16CB, Class 4A7
1,534,179	6.000		08/25/37	1,217,039
Holmes Master Issuer PLC Series 2010-1A, Class A2(b)(c)
1,400,000	1.703		10/15/54	1,402,343
NCUA Guaranteed Notes Series 2010-C1, Class A2
2,500,000	2.900		10/29/20	2,424,414
Residential Asset Securitization Trust Series 2007-A2, Class 1A3
982,319	6.000		04/25/37	740,228
Silverstone Master Issuer Series 2010-1A, Class A1(b)(c)
3,200,000	1.703		01/21/55	3,206,456
Structured Adjustable Rate Mortgage Loan Trust Series 2005-21, Class 7A1(c)
1,720,883	5.745		11/25/35	1,454,509
Washington Mutual Mortgage Pass-Through Certificates Series 2005-AR15, Class A1A1(c)
1,353,287	0.510		11/25/45	1,135,931
Wells Fargo Alternative Loan Trust Series 2007-PA2, Class 1A1
1,281,191	6.000		06/25/37	1,082,050

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $17,727,667)				$17,995,326

Foreign Debt Obligations – 3.5%
Sovereign – 2.6%
Federal Republic of Brazil
$820,000	8.250%		01/20/34	$1,080,350
4,250,000	7.125		01/20/37	5,015,000
Republic of Peru
1,250,000	8.750		11/21/33	1,671,875
1,000,000	6.550		03/14/37	1,080,000
Russian Federation(e)
1,159,100	7.500		03/31/30	1,354,408
State of Qatar
600,000	5.150		04/09/14	642,900
United Mexican States
3,800,000	6.050		01/11/40	3,885,500

				14,730,033

Supranational – 0.9%
Asian Development Bank
3,100,000	1.000		05/22/15	2,891,496
North American Development Bank
2,000,000	4.375		02/11/20	2,032,475

				4,923,971

TOTAL FOREIGN DEBT OBLIGATIONS
(Cost $19,281,975)				$19,654,004

The accompanying notes are an integral part of these financial statements.          65

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Schedule of Investments (continued)
March 31, 2011

Principal	Interest		Maturity
Amount	Rate		Date	Value

Agency Debenture – 0.1%
Tennessee Valley Authority
$500,000	4.625%		09/15/60	$464,463
(Cost $493,483)

U.S. Treasury Obligations – 1.5%
United States Treasury Inflation Protected Securities
$1,157,556	1.125	%(f)	01/15/21	$1,174,466
3,562,797	2.375		01/15/25	4,000,914
2,948,022	2.375	(f)	01/15/27	3,282,888

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $8,359,602)				$8,458,268

Municipal Debt Obligations – 6.5%
California – 3.4%
California State GO Bonds Build America Taxable Series 2009
$1,450,000	7.500%		04/01/34	$1,560,403
10,520,000	7.550		04/01/39	11,435,135
455,000	7.300		10/01/39	479,684
California State GO Bonds Build America Taxable Series 2010
2,645,000	7.625		03/01/40	2,893,497
California State University RB Build America Bonds Series 2010
2,825,000	6.484		11/01/41	2,805,762

				19,174,481

Connecticut – 0.2%
Connecticut State Health & Educational Facilities Authority RB for Yale University Series 2007-Z-1
1,275,000	5.000		07/01/42	1,284,830

Illinois – 1.3%
Chicago Illinois Metropolitan Water Reclamation District GO Bonds Build America Bonds Taxable Direct Payment Series 2009
1,775,000	5.720		12/01/38	1,752,067
Illinois State GO Bonds Build America Series 2010
5,675,000	6.630		02/01/35	5,428,818

				7,180,885

New Jersey – 0.1%
New Jersey State Turnpike Authority RB Build America Taxable Series 2009 F
350,000	7.414		01/01/40	387,356

New York – 0.7%
New York City Municipal Water Finance Authority Water & Sewer System RB Fiscal 2005 Series A
1,750,000	5.000		06/15/39	1,688,365
New York State Dormitory Authority Non-State Supported Debt RB for Cornell University Series 2010 A
2,000,000	5.000		07/01/40	1,999,840

				3,688,205

North Carolina – 0.4%
North Carolina Capital Facilities Finance Agency RB for Duke University Project Series A
2,390,000	5.000		10/01/44	2,382,280

Texas – 0.4%
Dallas Area Rapid Transit Sales Tax RB Senior Lien Series 2008
2,125,000	5.250		12/01/48	2,083,818

TOTAL MUNICIPAL DEBT OBLIGATIONS
(Cost $35,423,462)				$36,181,855

Shares	Rate	Value

Preferred Stock(a)(c) – 0.3%
JPMorgan Chase & Co.
1,575,000	7.900%	$1,723,223
(Cost $1,598,069)

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT
(Cost $499,972,524)		$514,587,379

Principal	Interest	Maturity
Amount	Rate	Date	Value

Short-term Investment(g) – 6.0%
Repurchase Agreement – 6.0%
Joint Repurchase Agreement Account II
$33,100,000	0.155%	04/01/11	$33,100,000
Maturity Value: $33,100,143
(Cost $33,100,000)

TOTAL INVESTMENTS – 98.9%
(Cost $533,072,524)			$547,687,379

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.1%			6,095,993

NET ASSETS – 100.0%			$553,783,372

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(b)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $112,793,471, which represents approximately 20.4% of net assets as of March 31, 2011.

(c)	Variable rate security. Interest rate disclosed is that which is in effect at March 31, 2011.

(d)	Security with “Put” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

66          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

(e)	Coupon increases periodically based upon a predetermined schedule. Stated interest rate in effect at March 31, 2011.

(f)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.

(g)	Joint repurchase agreement was entered into on March 31, 2011. Additional information appears on pages 86-87.

Investment Abbreviations:
GO	—	General Obligation
LIBOR	—	London Interbank Offered Rate
OTC	—	Over the Counter
RB	—	Revenue Bond

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At March 31, 2011, the following futures contracts were open:

	Number of
	Contracts	Expiration	Current	Unrealized
Type	Long (Short)	Date	Value	Gain (Loss)

Ultra Long U.S. Treasury Bonds	20	June 2011	$2,471,250	$27,217
2 Year U.S. Treasury Notes	160	June 2011	34,900,000	22,769
5 Year U.S. Treasury Notes	520	June 2011	60,730,313	(215,644)
10 Year U.S. Treasury Notes	378	June 2011	44,993,812	(112,629)
30 Year U.S. Treasury Bonds	220	June 2011	26,441,250	80,706

TOTAL				$(197,581)

SWAP CONTRACTS — At March 31, 2011, the Fund had outstanding swap contracts with the following terms:

INTEREST RATE SWAP CONTRACTS

			Rates Exchanged			Upfront
	Notional		Payments	Payments		Payments
	Amount	Termination	Received	Made	Market	Made (Received)	Unrealized
Counterparty	(000s)(a)	Date	by the Fund	by the Fund	Value	by the Fund	Gain (Loss)

Bank of America Securities LLC	$21,000	11/05/14	3 month LIBOR	1.626%	$439,914	$—	$439,914
	17,500	11/23/14	3 month LIBOR	2.116	219,275	—	219,275
	9,300	06/15/16	3 month LIBOR	1.750	369,936	378,666	(8,730)
	17,500	11/05/17	2.755%	3 month LIBOR	(750,181)	—	(750,181)
	15,600	11/23/19	3.587	3 month LIBOR	(444,499)	—	(444,499)
	4,800	11/05/22	3 month LIBOR	3.575	294,440	—	294,440
	5,600	11/23/27	3 month LIBOR	4.206	224,993	—	224,993
Deutsche Bank Securities, Inc.	43,100	11/02/14	3 month LIBOR	1.645	882,321	—	882,321
	36,000	11/02/17	2.750	3 month LIBOR	(1,540,480)	—	(1,540,480)
	32,600	06/15/16	3 month LIBOR	1.750	1,296,764	1,304,494	(7,730)
	9,900	11/02/22	3 month LIBOR	3.545	628,645	—	628,645
JPMorgan Securities, Inc.	3,900	06/15/16	3 month LIBOR	1.750	155,134	154,652	482
Morgan Stanley Capital Services, Inc.	21,900	06/15/16	3 month LIBOR	1.750	871,139	866,145	4,994

TOTAL					$2,647,401	$2,703,957	$(56,556)

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to March 31, 2011.

The accompanying notes are an integral part of these financial statements.          67

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Schedule of Investments (continued)
March 31, 2011

ADDITIONAL INVESTMENT INFORMATION (continued)

CREDIT DEFAULT SWAP CONTRACTS

					Credit
					Spread at		Upfront
		Notional	Rates Received		March 31,		Payments
	Referenced	Amount	(Paid) by	Termination	2011	Market	Made (Received)	Unrealized
Counterparty	Obligation	(000s)	Fund	Date	(Basis Points)(b)	Value	by the Fund	Gain (Loss)

Protection Sold:
Credit Suisse International (London)	Prudential Financial, Inc. 4.50%, 07/15/13	$2,350	1.000%	06/20/15	112	$(10,609)	$(100,800)	$90,191
Deutsche Bank Securities, Inc.	MetLife Inc. 5.00%, 06/15/15	1,825	1.000	03/20/15	116	(10,646)	(77,358)	66,712
		5,200	1.000	09/20/15	133	(71,439)	(275,160)	203,721

TOTAL						$(92,694)	$(453,318)	$360,624

(b)	Credit spread on the Referenced Obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

WRITTEN OPTIONS CONTRACTS

INTEREST RATE SWAPTION CONTRACTS — At March 31, 2011, the Fund had outstanding written swaptions as follows:

		Notional
		Amount	Expiration	Strike	Market	Premiums	Unrealized
Counterparty	Description	(000s)	Date	Price	Value	Received	Gain (Loss)

Bank of America NA	Put – OTC – 10 year Interest Rate Swap for the obligation to pay a fixed rate of 3.460% versus the 3 month LIBOR maturing on April 27, 2021	$3,300	04/21/11	3.460%	$(14,133)	$(38,033)	$23,900
	Call – OTC – 10 year Interest Rate Swap for the obligation to receive a fixed rate of 3.460% versus the 3 month LIBOR maturing on April 27, 2021	3,300	04/21/11	3.460	(50,605)	(38,032)	(12,573)
Morgan Stanley Capital Services, Inc.	Put – OTC – 10 year Interest Rate Swap for the obligation to pay a fixed rate of 3.620% versus the 3 month LIBOR maturing on May 04, 2021	3,200	04/28/11	3.620	(35,518)	(32,800)	(2,718)
	Call – OTC – 10 year Interest Rate Swap for the obligation to receive a fixed rate of 3.620% versus the 3 month LIBOR maturing on May 04, 2021	3,200	04/28/11	3.620	(29,447)	(32,800)	3,353

TOTAL		$13,000			$(129,703)	$(141,665)	$11,962

68          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

For the year ended March 31, 2011, the Fund had the following written swaptions activity:

	Notional
	Amount	Premiums
	(000s)	Received

Contracts Outstanding March 31, 2010	$—	$—

Contracts Written	81,800	(2,123,105)
Contracts Bought to Close	(68,800)	1,981,440

Contracts Outstanding March 31, 2011	$13,000	$(141,665)

The accompanying notes are an integral part of these financial statements.          69

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Schedule of Investments
March 31, 2011

Principal		Interest	Maturity
Amount		Rate	Date	Value

Sovereign Debt Obligations – 62.4%
Argentina – 1.9%
Republic of Argentina (B/NR)
EUR	782,140	7.820%	12/31/33	$839,649
Republic of Argentina (NR/NR)(a)
	$10,680,000	0.000	12/15/35	1,692,780
EUR	98,680,000	0.000	12/15/35	19,858,592
ARS	442,470,000	0.000	12/15/35	17,968,298

				40,359,319

Brazil – 6.4%
Brazil Letras do Tesouro Nacional (NR/NR)
BRL	71,368,679	6.000	08/15/40	44,111,068
Brazil Notas do Tesouro Nacional (NR/Baa3)
	8,169,000	10.000	01/01/12	4,929,620
	23,841,000	10.000	01/01/14	13,667,401
	35,791,000	10.000	01/01/17	19,435,282
	104,954,000	10.000	01/01/21	54,493,548

				136,636,919

Chile – 0.1%
Republic of Chile (A+/Aa3)
CLP	1,537,000,000	5.500	08/05/20	3,229,987

Colombia – 2.4%
Republic of Colombia (BBB-/Ba1)
COP	53,071,000,000	7.750	04/14/21	30,865,402
	30,543,000,000	9.850	06/28/27	19,929,246

				50,794,648

Hungary – 9.0%
Hungary Government Bond (BBB-/Baa3)
HUF	4,964,000,000	7.250	06/12/12	26,801,563
	6,130,000,000	5.500	02/12/14	31,867,997
	11,666,000,000	8.000	02/12/15	64,860,244
	12,651,780,000	5.500	02/12/16	63,929,955
	626,520,000	6.500	06/24/19	3,210,973

				190,670,732

Indonesia – 3.4%
Republic of Indonesia (BB+/Ba1)
IDR	63,600,000,000	11.000	11/15/20	8,801,378
Republic of Indonesia (NR/Ba1)
	401,300,000,000	10.500	08/15/30	51,156,245
	110,775,000,000	9.500	07/15/31	13,039,836

				72,997,459

Malaysia – 8.8%
Malaysia Government Bond (NR/A3)
MYR	143,700,000	3.741	02/27/15	47,682,542
	160,225,000	4.262	09/15/16	54,456,662
	171,025,000	4.378	11/29/19	57,624,767
	15,500,000	4.160	07/15/21	5,135,535
Malaysia Government Bond (NR/NR)
	68,000,000	3.434	08/15/14	22,435,790

				187,335,296

Mexico – 4.8%
Mexican Bonos (A/Baa1)
MXN	558,871,455	4.000	06/13/19	49,330,085
	97,480,400	8.000	06/11/20	8,476,483
	120,133,600	10.000	11/20/36	11,746,690
Mexican Bonos (NR/NR)
	413,559,838	2.500	12/10/20	32,036,150

				101,589,408

Peru – 0.4%
Peru Government Bond(BBB+/Baa3)
PEN	1,971,000	9.910	05/05/15	811,545
	24,180,000	6.900	08/12/37	8,313,792

				9,125,337

Poland – 4.0%
Poland Government Bond (A/A2)
PLN	101,273,248	3.000	08/24/16	36,292,315
	147,800,000	5.250	10/25/20	48,302,014

				84,594,329

South Africa – 7.4%
Republic of South Africa (A/A3)
ZAR	117,700,000	13.500	09/15/15	21,044,760
	53,550,000	8.000	12/21/18	7,653,004
	523,295,000	10.500	12/21/26	87,208,098
Republic of South Africa (NR/A3)
	316,915,000	6.750	03/31/21	40,774,710

				156,680,572

Thailand – 10.1%
Bank of Thailand (NR/NR)(b)
THB	345,000,000	0.000	04/21/11	11,392,306
	239,000,000	0.000	10/06/11	7,789,999
	323,000,000	0.000	11/03/11	10,498,113
Thailand Government Bond (A-/Baa1)
	168,500,000	5.250	05/12/14	5,892,753
Thailand Government Bond (NR/Baa1)
	3,172,800,000	3.625	05/22/15	106,040,547
	168,500,000	3.125	12/11/15	5,514,906
	860,775,000	4.125	11/18/16	29,393,786
	505,500,000	2.800	10/10/17	16,032,414
	235,200,000	3.875	06/13/19	7,927,138
Thailand Government Bond (NR/NR)(b)
	473,000,000	0.000	08/04/11	15,493,942

				215,975,904

Turkey – 3.7%
Turkey Government Bond (NR/NR)
TRY	113,725,000	0.000 (b)	08/08/12	65,479,615
	20,025,000	11.000	08/06/14	13,656,504

				79,136,119

TOTAL SOVEREIGN DEBT OBLIGATIONS
(Cost $1,285,215,495)				$1,329,126,029

70          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Principal		Interest	Maturity
Amount		Rate	Date	Value

Structured Notes – 3.6%
Brazil – 1.0%
Notas do Tesouro Nacional Series B (Issuer Credit Suisse AG) (NR/NR)
BRL	19,987,833	6.000%	08/19/40	$12,353,944
	11,508,146	6.000	08/19/40	7,112,877
Notas do Tesouro Nacional Series B (Issuer HSBC Corp.) (NR/NR)(a)
	3,311,116	6.000	08/15/40	2,046,512

				21,513,333

Indonesia – 2.6%
Republic of Indonesia (Issuer Barclays Bank PLC) (NR/NR)
IDR	140,000,000,000	10.000	07/17/17	$17,755,682
Republic of Indonesia (Issuer HSBC Corp.) (NR/NR)
	35,000,000,000	10.750	05/15/16	4,552,110
	46,000,000,000	10.000	07/15/17	5,834,010
Republic of Indonesia (Issuer JPMorgan Chase) (A+/NR)
	123,000,000,000	10.000	07/17/17	15,589,182
Republic of Indonesia (Issuer JPMorgan Chase) (NR/NR)
	80,000,000,000	11.000	11/17/20	10,982,716

				54,713,700

TOTAL STRUCTURED NOTES
(Cost $70,650,922)				$76,227,033

Corporate Obligations – 4.7%
Hong Kong – 0.4%
Evergrande Real Estate Group Ltd. (BB-/B2)
CNY	54,690,000	7.500%	01/19/14	$8,013,856

Ireland – 0.5%
VIP Finance Ireland Ltd. for OJSC Vimpel Communications (BB+/Ba3)
	$1,430,000	6.493 (c)	02/02/16	1,480,050
	3,680,000	9.125	04/30/18	4,176,800
	4,540,000	7.748 (c)	02/02/21	4,761,325

				10,418,175

Luxembourg – 0.9%
Gaz Capital SA for Gazprom (BBB/Baa1)(d)
	12,620,000	9.250	04/23/19	15,696,125
Gazprom Via Gaz Capital SA (BBB/Baa1)(c)
	3,690,000	5.092	11/29/15	3,851,438

				19,547,563

Mexico(a)(c) – 0.5%
Cemex SAB de CV (B/NR)
	10,660,000	5.301	09/30/15	10,574,661

Philippines – 0.1%
JPMorgan Chase & Co. (A+/Aa3)
PHP	52,000,000	6.000	10/10/12	1,269,327

Russia – 1.1%
Red Arrow International Leasing PLC (BBB/Baa2)
RUB	36,236,486	8.375	06/30/12	1,287,242
RSHB Capital SA for OJSC Russian Agricultural Bank (NR/Baa1)
	632,800,000	7.500	03/25/13	22,591,656

				23,878,898

South Africa – 1.2%
Transnet Ltd. (NR/NR)
ZAR	8,000,000	9.250	11/14/17	1,159,812
	15,000,000	10.500	09/17/20	2,269,780
	18,760,000	10.800	11/06/23	2,918,269
	7,660,000	9.500	08/19/25	1,083,681
	143,000,000	8.900	11/14/27	18,965,775

				26,397,317

TOTAL CORPORATE OBLIGATIONS
(Cost $97,866,402)				$100,099,797

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT
(Cost $1,453,732,819)				$1,505,452,859

Short-term Investment(e) – 25.7%
Repurchase Agreement – 25.7%
Joint Repurchase Agreement Account II
	$547,200,000	0.155%	04/01/11	$547,200,000
Maturity Value: $547,202,356
(Cost $547,200,000)

TOTAL INVESTMENTS – 96.4%
(Cost $2,000,932,819)				$2,052,652,859

OTHER ASSETS IN EXCESS OF LIABILITIES – 3.6%				76,144,970

NET ASSETS – 100.0%				$2,128,797,829

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Variable rate security. Interest rate disclosed is that which is in effect at March 31, 2011.

(b)	Issued with a zero coupon. Income is recognized through the accretion of discount.

(c)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $20,667,474, which represents approximately 1.0% of net assets as of March 31, 2011.

(d)	Security with “Put” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(e)	Joint repurchase agreement was entered into on March 31, 2011. Additional information appears on pages 86-87.

Security ratings disclosed, if any, are obtained from Standard & Poor’s /Moody’s Investor Service and are unaudited. A brief description of the ratings is available in the Fund’s Statement of Additional Information.

The accompanying notes are an integral part of these financial statements.          71

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)
March 31, 2011

Currency Abbreviations:
ARS	—	Argentine Peso
BRL	—	Brazilian Real
CLP	—	Chilean Peso
CNY	—	Chinese Yuan
COP	—	Colombian Peso
EUR	—	Euro
HUF	—	Hungarian Forint
IDR	—	Indonesian Rupiah
ILS	—	Israeli Shekel
INR	—	Indian Rupee
JPY	—	Japanese Yen
KRW	—	South Korean Won
MXN	—	Mexican Peso
MYR	—	Malaysian Ringgit
PEN	—	Peruvian Nuevo Sol
PHP	—	Philippine Peso
PLN	—	Polish Zloty
RUB	—	Russian Ruble
SGD	—	Singapore Dollar
THB	—	Thai Baht
TRY	—	Turkish Lira
TWD	—	Taiwan Dollar
ZAR	—	South African Rand

Investment Abbreviations:
JIBAR	—	Johannesburg Interbank Agreed Rate
NR	—	Not Rated
TIIE	—	La Tasa de Interbank Equilibrium Interest Rate
WIBOR	—	Warsaw Interbank Offered Rate

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At March 31, 2011, the Fund had outstanding forward foreign currency exchange contracts, both to purchase and sell foreign currencies:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

	Contracts to	Expiration	Current	Unrealized
Counterparty	Buy/Sell	Date	Value	Gain

Bank of America NA	HUF/EUR	06/15/11	$16,499,474	$284,411
	MXN/USD	06/15/11	4,170,885	67,885
	ZAR/USD	06/15/11	53,294,355	850,703
Barclays Bank PLC	EUR/USD	06/15/11	5,736,610	119,955
	HUF/EUR	06/15/11	16,809,370	229,255
	IDR/USD	04/11/11	19,965,185	778,185
	KRW/USD	04/11/11	28,773,896	736,896
	MXN/USD	06/15/11	32,755,320	127,320
	MYR/USD	04/11/11	101,713,139	1,675,031
	RUB/USD	04/11/11	28,824,717	1,417,717
	TRY/USD	06/15/11	21,767,043	199,167
	TWD/USD	04/11/11	12,558,716	58,716
	ZAR/USD	06/15/11	33,914,617	504,617
Citibank NA	CNY/USD	07/07/11	95,540,970	242,516
	ILS/USD	06/15/11	16,962,661	152,661
	KRW/USD	07/14/11	17,188,329	406,329
	PHP/USD	04/12/11	53,192,769	1,071,777
	RUB/USD	04/11/11	32,840,077	1,462,077
	SGD/USD	06/15/11	33,259,587	60,587
	TRY/USD	06/15/11	16,998,709	91,709
	USD/RUB	04/11/11	16,167,836	66,164
	ZAR/USD	06/15/11	34,151,704	745,704

72          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

	Contracts to	Expiration	Current	Unrealized
Counterparty	Buy/Sell	Date	Value	Gain

Deutsche Bank AG (London)	CLP/USD	04/11/11	$33,730,718	$310,718
	CNY/USD	07/07/11	3,976,093	10,093
	COP/USD	04/11/11	29,821,098	357,790
	EUR/USD	06/15/11	65,524,515	1,622,973
	HUF/EUR	06/15/11	14,783,020	162,197
	IDR/USD	04/11/11	57,492,193	2,743,432
	INR/USD	04/11/11	81,929,431	2,023,427
	INR/USD	07/14/11	16,912,257	130,257
	KRW/USD	04/11/11	15,899,993	291,993
	MXN/USD	06/15/11	77,761,701	1,603,398
	MYR/USD	04/11/11	64,559,061	188,061
	PHP/USD	04/11/11	6,214,566	59,566
	PHP/USD	04/12/11	15,925,412	19,412
	USD/CLP	04/11/11	32,680,380	71,620
	USD/PEN	04/11/11	4,009,168	53,832
	USD/RUB	07/14/11	32,035,273	102,804
	USD/TWD	04/11/11	14,814,857	358,643
HSBC Bank PLC	BRL/USD	04/11/11	34,306,911	524,911
	CLP/USD	04/25/11	33,973,064	360,064
	EUR/PLN	06/15/11	37,734,717	265,016
	HUF/EUR	06/15/11	16,759,844	254,519
	INR/USD	04/11/11	49,409,723	1,019,723
	INR/USD	07/14/11	16,807,129	1,129
	KRW/USD	04/11/11	134,677,368	2,703,730
	MXN/USD	06/15/11	169,197,190	1,515,686
	PEN/USD	04/11/11	10,474,844	19,844
	PHP/USD	04/12/11	56,427,336	145,683
	PLN/USD	06/15/11	7,547,766	146,766
	RUB/USD	04/11/11	207,179,550	16,166,885
	SGD/USD	06/15/11	33,388,268	189,268
	TWD/USD	04/11/11	33,719,550	146,550
	USD/JPY	06/15/11	13,174,446	199,370
	USD/PEN	04/11/11	10,499,639	6,361
	USD/TWD	04/11/11	46,782,227	636,273
	USD/TWD	07/14/11	18,045,428	147,875
	ZAR/USD	06/15/11	6,363,921	138,921
JPMorgan Securities, Inc.	INR/USD	04/28/11	33,724,967	111,967
	ZAR/USD	06/15/11	16,871,956	61,956
Merrill Lynch & Co., Inc.	PLN/USD	06/15/11	39,377,695	132,911
Morgan Stanley & Co.	KRW/USD	04/11/11	4,241,621	138,621
	SGD/USD	06/15/11	48,960,421	717,726
	ZAR/USD	06/15/11	29,165,374	197,633

The accompanying notes are an integral part of these financial statements.          73

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)
March 31, 2011

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

	Contracts to	Expiration	Current	Unrealized
Counterparty	Buy/Sell	Date	Value	Gain

Royal Bank of Canada	BRL/USD	04/11/11	$7,614,607	$273,478
	CLP/USD	04/11/11	1,967,942	17,942
	EUR/USD	06/15/11	54,431,285	364,305
	IDR/USD	04/11/11	26,953,166	833,166
	KRW/USD	04/28/11	34,338,936	725,936
	MXN/USD	06/15/11	16,794,713	114,713
	MYR/USD	04/11/11	35,276,341	505,341
	TRY/USD	06/15/11	57,138,106	1,651,106
	TWD/USD	04/11/11	29,119,173	333,000
	USD/EUR	06/15/11	16,574,472	2,703
	USD/RUB	04/04/11	16,219,007	14,993
	USD/TWD	04/11/11	19,071,858	458,296
	ZAR/USD	06/15/11	15,805,042	613,698
Royal Bank of Scotland PLC	KRW/USD	07/14/11	33,950,209	751,209
	TRY/USD	06/15/11	96,872,165	3,753,030
UBS AG (London)	BRL/USD	04/11/11	55,031,041	2,767,098
	INR/USD	04/11/11	2,757,348	34,271
	KRW/USD	04/11/11	17,039,258	233,258
	RUB/USD	04/11/11	5,185,385	147,385

TOTAL				$61,003,914

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

	Contracts to	Expiration	Current	Unrealized
Counterparty	Buy/Sell	Date	Value	Loss

Bank of America NA	COP/USD	04/11/11	$2,290,255	$(7,745)
	USD/KRW	04/11/11	32,582,232	(749,232)
Barclays Bank PLC	CNY/USD	07/07/11	36,456,159	(11,103)
	EUR/PLN	06/15/11	12,112,972	(220,898)
	MYR/USD	07/14/11	33,480,691	(123,309)
	RUB/USD	07/14/11	33,073,630	(346,370)
	USD/IDR	04/11/11	42,677,225	(1,771,225)
	USD/INR	04/11/11	34,676,520	(936,520)
	USD/KRW	04/11/11	24,941,112	(705,112)
	USD/MXN	06/15/11	15,432,885	(106,088)
	USD/MYR	04/11/11	29,519,832	(237,832)
	USD/PHP	04/12/11	56,652,051	(1,128,251)
	USD/RUB	04/11/11	67,667,848	(1,182,848)
	USD/ZAR	06/15/11	9,821,514	(326,937)
Citibank NA	MYR/USD	07/14/11	33,144,648	(54,352)
	PEN/USD	07/14/11	7,043,732	(99,268)
	PLN/EUR	06/15/11	110,482,695	(814,639)
	PLN/USD	06/15/11	31,447,945	(202,055)
	USD/EUR	06/15/11	16,815,030	(32,669)
	USD/INR	04/11/11	65,906,154	(1,922,154)
	USD/MYR	04/11/11	20,917,497	(242,497)
	USD/RUB	04/11/11	33,688,953	(67,953)
	USD/TRY	06/15/11	9,860,781	(423,781)

74          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

	Contracts to	Expiration	Current	Unrealized
Counterparty	Buy/Sell	Date	Value	Loss

Deutsche Bank AG (London)	EUR/PLN	06/15/11	$4,787,146	$(89,182)
	PEN/USD	04/11/11	24,243,423	(27,662)
	PHP/USD	04/12/11	13,030,529	(68,471)
	USD/HUF	06/15/11	73,207,099	(4,396,548)
	USD/IDR	04/11/11	594,250	(10,514)
	USD/KRW	04/11/11	40,844,889	(997,889)
	USD/MXN	06/15/11	33,688,885	(804,885)
	USD/MYR	04/11/11	85,810,477	(912,477)
	USD/PHP	04/12/11	8,129,465	(59,465)
	USD/TWD	04/11/11	32,284,554	(158,554)
HSBC Bank PLC	CNY/USD	07/07/11	27,015,170	(3,830)
	INR/USD	07/14/11	16,726,131	(83,869)
	TWD/USD	04/11/11	18,004,624	(12,195)
	USD/CLP	04/11/11	16,757,193	(58,387)
	USD/HUF	06/15/11	8,079,738	(112,757)
	USD/KRW	04/11/11	24,348,494	(648,494)
	USD/MXN	06/15/11	23,358,546	(204,663)
	USD/PHP	04/12/11	16,299,221	(223,221)
	USD/RUB	04/11/11	73,723,428	(2,528,428)
	USD/SGD	06/15/11	33,497,412	(515,412)
	USD/ZAR	06/15/11	93,178,795	(4,307,762)
Merrill Lynch & Co., Inc.	USD/CLP	04/11/11	14,598,174	(187,174)
Royal Bank of Canada	JPY/USD	06/15/11	12,976,706	(221,679)
	TWD/USD	04/11/11	19,551,433	(317,567)
	USD/BRL	04/11/11	12,493,405	(295,405)
	USD/EUR	06/15/11	50,654,519	(315,058)
	USD/HUF	06/15/11	9,349,173	(411,173)
	USD/KRW	04/11/11	24,405,217	(654,217)
	USD/PHP	04/12/11	12,178,518	(174,966)
	USD/ZAR	06/15/11	13,304,928	(231,934)
Royal Bank of Scotland PLC	USD/HUF	06/15/11	15,295,975	(642,398)
UBS AG (London)	PHP/USD	07/14/11	33,051,519	(147,481)
	PLN/USD	06/15/11	15,784,444	(20,017)
	RUB/USD	07/14/11	33,147,209	(51,791)
	USD/KRW	04/11/11	16,671,125	(595,125)
	USD/RUB	04/04/11	16,084,876	(21,876)
Westpac Banking Corp.	USD/EUR	06/15/11	67,240,311	(156,299)

TOTAL				$(32,381,663)

The accompanying notes are an integral part of these financial statements.          75

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)
March 31, 2011

ADDITIONAL INVESTMENT INFORMATION (continued)

SWAP CONTRACTS — At March 31, 2011, the Fund had outstanding swap contracts with the following terms:

INTEREST RATE SWAP CONTRACTS

				Rates Exchanged
	Notional			Payments	Payments		Upfront Payments
	Amount		Termination	Received	Made	Market	Made (Received)	Unrealized
Counterparty	(000s)		Date	by the Fund	by the Fund	Value	by the Fund	Gain (Loss)

Barclays Bank PLC	PLN	209,000	03/29/16	5.610%	6 month WIBOR	$(203,364)	$—	$(203,364)
Deutsche Bank Securities, Inc	CLP	20,000,000	03/19/12	2.650	6 month Chilean Interbank Camara Rate Average	(1,089,150)	—	(1,089,150)
		8,400,000	08/20/12	4.190	6 month Chilean Interbank Camara Rate Average	(313,478)	—	(313,478)
		8,550,000	08/20/12	4.150	6 month Chilean Interbank Camara Rate Average	(328,990)	—	(328,990)
		8,146,000	09/04/12	4.120	6 month Chilean Interbank Camara Rate Average	(338,332)	—	(338,332)
	TWD	670,000	01/28/16	3 month TWD	1.630%	(102,611)	—	(102,611)
	MXN	319,300	03/16/21	7.860	Mexico Interbank TIIE 28 Days	(65,622)	—	(65,622)
	ZAR	347,000	03/28/21	8.470	3 month JIBAR	84,355	—	84,355
		201,000	03/29/21	8.450	3 month JIBAR	6,005	(4,617)	10,622
JPMorgan Securities, Inc.	CLP	9,600,000	07/29/12	4.010	6 month Chilean Interbank Camara Rate Average	(378,937)	—	(378,937)
		9,861,000	07/30/12	4.000	6 month Chilean Interbank Camara Rate Average	(393,281)	—	(393,281)
		8,462,000	09/27/12	4.460	6 month Chilean Interbank Camara Rate Average	(288,913)	—	(288,913)
		2,145,000	12/15/14	5.260	6 month Chilean Interbank Camara Rate Average	(94,286)	—	(94,286)
	TWD	393,000	01/26/21	3 month TWD	2.070	(78,759)	—	(78,759)

TOTAL						$(3,585,363)	$(4,617)	$(3,580,746)

76          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

TOTAL RETURN SWAP CONTRACTS

	Notional
	Amount		Reference	Termination	Financing	Unrealized
Counterparty	(000s)		Security	Date	Fee#	Gain (Loss)*

Deutsche Bank Securities, Inc.	COP	77,500	Titulos de Tesoreria, 4.750%, 02/23/23	04/13/11	Colombia Minimum Repo Rate -0.05%	$44,411
		78,000	Titulos de Tesoreria, 4.750%, 02/23/23	04/17/11	Colombia Minimum Repo Rate +0.500%	41,474
		59,800	Titulos de Tesoreria, 4.750%, 02/23/23	04/30/11	Colombia Minimum Repo Rate +0.600%	(21,769)

TOTAL						$64,116

*	There are no upfront payments on the swap contract(s), therefore the unrealized gain/loss of the swap contract(s) is equal to their market value.
#	The Fund receives semi-annual coupon payments in accordance with the swap contract(s). On the termination date of the swap contract(s), the Fund will either receive from or pay to the counterparty an amount equal to the net of the accrued financing fees and the value of the reference security subtracted from the original notional cost (notional multiplied by the price change of the reference security, converted to U.S. Dollars).

The accompanying notes are an integral part of these financial statements.          77

GOLDMAN SACHS U.S. MORTGAGES FUND

Schedule of Investments
March 31, 2011

Principal	Interest	Maturity
Amount	Rate	Date	Value

Mortgage-Backed Obligations – 93.7%
Collateralized Mortgage Obligations – 7.8%
Adjustable Rate Non-Agency(a) – 2.1%
Adjustable Rate Mortgage Trust Series 2004-5, Class 2A1
$276,568	2.827%	04/25/35	$248,545
American Home Mortgage Investment Trust Series 2004-3, Class 1A
9,484	0.620	10/25/34	8,850
Bear Stearns Adjustable Rate Mortgage Trust Series 2004-1, Class 21A1
289,280	2.496	04/25/34	260,130
Bear Stearns Alt-A Trust Series 2004-3, Class A1
97,305	0.890	04/25/34	81,126
Bear Stearns Alt-A Trust Series 2005-5, Class 21A1
1,293,150	2.567	07/25/35	1,011,865
Countrywide Alternative Loan Trust Series 2005-16, Class A1
991,979	1.957	06/25/35	659,089
Countrywide Alternative Loan Trust Series 2005-38, Class A1
276,090	1.812	09/25/35	179,828
Countrywide Home Loan Mortgage Pass-Through Trust Series 2003-52, Class A1
321,021	2.829	02/19/34	294,374
Countrywide Home Loan Mortgage Pass-Through Trust Series 2004-HYB6, Class A2
380,352	3.079	11/20/34	310,894
Harborview Mortgage Loan Trust Series 2005-15, Class 2A11
678,457	0.524	10/20/45	440,211
Harborview Mortgage Loan Trust Series 2005-16, Class 2A1A
406,262	0.494	01/19/36	241,918
Impac CMB Trust Series 2004-08, Class 1A
106,800	0.970	10/25/34	73,243
JPMorgan Mortgage Trust Series 2005-A4, Class 2A1
1,170,683	2.893	07/25/35	1,064,870
Master Adjustable Rate Mortgages Trust Series 2007-1, Class I2A3
1,326,490	1.052	01/25/47	662,088
Morgan Stanley Mortgage Loan Trust Series 2004-8AR, Class 4A1
1,243,309	2.659	10/25/34	1,127,646
Mortgage IT Trust Series 2005-5, Class A1
910,453	0.510	12/25/35	647,476
Sequoia Mortgage Trust Series 2004-09, Class A2
419,203	0.820	10/20/34	332,829
Structured Adjustable Rate Mortgage Loan Trust Series 2004-05, Class 3A1
545,266	2.588	05/25/34	499,361
Structured Adjustable Rate Mortgage Loan Trust Series 2004-12, Class 3A2
233,066	2.553	09/25/34	203,170
Structured Adjustable Rate Mortgage Loan Trust Series 2004-19, Class 2A2
136,208	2.576	01/25/35	91,365

			8,438,878

Interest Only(b) – 0.2%
ABN AMRO Mortgage Corp. Series 2003-8, Class A2
19,882	5.500	06/25/33	1,408
CS First Boston Mortgage Securities Corp. Series 2002-AR31, Class 5X(a)(c)
59,980	0.000	11/25/32	—
CS First Boston Mortgage Securities Corp. Series 2003-19, Class 1A2
51,122	5.250	07/25/33	2,733
FHLMC STRIPS Series 256, Class 56
6,823,850	4.500	05/15/23	708,167
FNMA REMIC Series 2004-47, Class EI(a)(c)
665,518	0.000	06/25/34	11,602
FNMA REMIC Series 2004-62, Class DI(a)(c)
274,807	0.000	07/25/33	3,578
Master Adjustable Rate Mortgages Trust Series 2003-2, Class 3AX(a)
26,748	0.123	08/25/33	130
Master Adjustable Rate Mortgages Trust Series 2003-2, Class 4AX(a)
7,953	0.320	07/25/33	27

			727,645

Inverse Floaters(a) – 0.0%
GNMA Series 2001-48, Class SA
14,848	25.664	10/16/31	21,033
GNMA Series 2001-51, Class SB
14,694	25.664	10/16/31	21,905

			42,938

Planned Amortization Class – 1.3%
FNMA REMIC Series 2003-88, Class TH
5,000,000	4.500	09/25/18	5,283,420

Regular Floater(a) – 0.4%
FDIC Structured Sale Guaranteed Notes Series 2010-S1, Class 1A(d)
735,620	0.796	02/25/48	735,973
FHLMC REMIC Series 3038, Class XA(c)
9,830	0.000	09/15/35	9,762
NCUA Guaranteed Notes Series 2010-A1, Class A
1,014,265	0.586	12/07/20	1,015,752

			1,761,487

Sequential Fixed Rate – 3.5%
FHLMC Multifamily Structured Pass Through Certificates Series K011, Class A2
3,800,000	4.084	11/25/20	3,782,648
FHLMC REMIC Series 2042, Class N
390,357	6.500	03/15/28	436,122
FHLMC REMIC Series 2590, Class NV
1,000,000	5.000	03/15/18	1,076,815
FHLMC REMIC Series 2770, Class TW
7,300,000	4.500	03/15/19	7,703,505
FHLMC REMIC Series 2844, Class BY
225,149	4.000	06/15/18	229,605
FNMA REMIC Series 2000-16, Class ZG
588,547	8.500	06/25/30	672,494
NCUA Guaranteed Notes Series 2010-R1, Class 2A
329,499	1.840	10/07/20	325,380

			14,226,569

78          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. MORTGAGES FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

Mortgage-Backed Obligations – (continued)

Sequential Floating Rate(a) – 0.3%
NCUA Guaranteed Notes Series 2010-R1, Class 1A
$1,209,985	0.690%	10/07/20	$1,211,687

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS			$31,692,624

Commercial Mortgage-Backed Securities – 12.1%
Interest Only(a)(b)(d) – 0.0%
Bear Stearns Commercial Mortgage Securities, Inc. Series 2003-T10, Class X2
$3,708,995	1.193%	03/13/40	$842

Sequential Fixed Rate – 4.5%
Bear Stearns Commercial Mortgage Securities, Inc. Series 2002-TOP6, Class A2
5,198,346	6.460	10/15/36	5,367,284
Citigroup Commercial Mortgage Trust Series 2006-C5, Class A4
1,750,000	5.431	10/15/49	1,878,386
Credit Suisse Mortgage Capital Certificates Trust Series 2006-C4, Class A3
825,000	5.467	09/15/39	875,576
LB-UBS Commercial Mortgage Trust Series 2006-C1, Class A4
3,640,000	5.156	02/15/31	3,881,716
LB-UBS Commercial Mortgage Trust Series 2006-C6, Class A4
2,500,000	5.372	09/15/39	2,668,827
Wachovia Bank Commercial Mortgage Trust Series 2006-C29, Class A4
3,500,000	5.308	11/15/48	3,737,688

			18,409,477

Sequential Floating Rate(a) – 7.6%
Banc of America Commercial Mortgage, Inc. Series 2005-6, Class A4
5,000,000	5.196	09/10/47	5,380,501
Banc of America Commercial Mortgage, Inc. Series 2006-2, Class A4
2,000,000	5.741	05/10/45	2,174,332
Commercial Mortgage Pass-Through Certificates Series 2006-C7, Class A4
1,000,000	5.769	06/10/46	1,094,201
JPMorgan Chase Commercial Mortgage Securities Corp. Series 2005-CB11, Class A4
7,500,000	5.335	08/12/37	8,038,098
JPMorgan Chase Commercial Mortgage Securities Corp. Series 2005-LDP1, Class A4
2,000,000	5.038	03/15/46	2,124,898
Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2006-1, Class A4
3,000,000	5.432	02/12/39	3,222,726
Morgan Stanley Capital I Series 2006-HQ9, Class A4
2,769,000	5.731	07/12/44	3,014,497
Wachovia Bank Commercial Mortgage Trust Series 2006-C25, Class A4
2,250,000	5.739	05/15/43	2,437,347
Wachovia Bank Commercial Mortgage Trust Series 2006-C25, Class A5
3,000,000	5.739	05/15/43	3,272,066

			30,758,666

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES			$49,168,985

Federal Agencies – 73.8%
Adjustable Rate FHLMC(a) – 0.3%
$243,689	2.621%	04/01/33	$255,796
105,651	2.568	09/01/33	110,912
46,423	2.367	10/01/34	48,487
87,820	2.500	11/01/34	92,172
86,924	2.611	02/01/35	91,180
318,118	2.616	06/01/35	333,887
325,061	2.620	08/01/35	341,209

			1,273,643

Adjustable Rate FNMA(a) – 1.6%
9,407	2.904	07/01/22	9,700
24,185	2.758	07/01/27	25,116
48,107	2.758	11/01/27	49,952
8,091	2.758	01/01/31	8,445
9,492	2.758	06/01/32	9,906
32,471	2.904	08/01/32	33,795
1,287,393	2.036	05/01/33	1,329,046
76,165	2.904	05/01/33	79,431
34,040	1.947	06/01/33	34,943
394,703	2.749	06/01/33	415,210
26,916	2.597	07/01/33	28,255
381,689	2.821	08/01/33	396,755
3,359	2.842	09/01/33	3,538
1,402	2.324	12/01/33	1,438
209,892	2.433	12/01/33	219,424
8,723	2.642	04/01/34	9,178
482,868	2.949	08/01/34	512,251
105,299	2.691	11/01/34	110,211
159,414	2.446	02/01/35	167,116
2,374,734	2.470	02/01/35	2,490,680
272,153	2.378	03/01/35	283,969
96,911	2.798	04/01/35	101,884
146,452	2.702	05/01/35	153,890
20,683	2.758	11/01/35	21,482
109,639	2.758	12/01/37	113,914
50,967	2.758	01/01/38	52,962
47,665	2.758	11/01/40	49,761

			6,712,252

Adjustable Rate GNMA(a) – 0.7%
57,174	3.375	06/20/23	58,790
26,779	2.625	07/20/23	27,496
28,002	2.625	08/20/23	28,754
72,660	2.625	09/20/23	74,619
20,923	3.375	03/20/24	21,484
180,385	3.375	04/20/24	185,784
22,363	3.375	05/20/24	23,036

The accompanying notes are an integral part of these financial statements.          79

GOLDMAN SACHS U.S. MORTGAGES FUND

Schedule of Investments (continued)
March 31, 2011

Principal	Interest	Maturity
Amount	Rate	Date		Value

Mortgage-Backed Obligations – (continued)
Adjustable Rate GNMA(a) – (continued)

$192,346	3.375%	06/20/24		$198,376
105,166	2.625	07/20/24		108,614
143,375	2.625	08/20/24		147,855
45,381	2.625	09/20/24		46,661
54,334	2.125	11/20/24		56,391
20,270	2.125	12/20/24		21,011
28,521	2.500	12/20/24		30,027
36,292	3.375	01/20/25		37,560
18,556	3.375	02/20/25		19,207
63,992	3.375	05/20/25		66,452
49,447	2.625	07/20/25		51,376
24,222	3.375	02/20/26		24,940
1,361	2.625	07/20/26		1,402
67,445	3.375	01/20/27		69,705
24,055	3.375	02/20/27		24,788
187,577	3.375	04/20/27		193,532
21,210	3.375	05/20/27		21,909
19,164	3.375	06/20/27		19,775
7,362	2.125	11/20/27		7,600
30,370	2.125	12/20/27		31,315
58,547	3.375	01/20/28		60,373
20,674	3.250	02/20/28		21,283
21,682	3.375	03/20/28		22,335
113,433	2.625	07/20/29		117,181
47,855	2.625	08/20/29		49,438
13,634	2.625	09/20/29		14,086
57,181	2.125	10/20/29		59,034
69,043	2.125	11/20/29		71,225
17,306	2.125	12/20/29		17,877
22,213	3.250	01/20/30		22,886
12,331	3.250	02/20/30		12,706
51,259	3.250	03/20/30		52,881
66,543	3.375	04/20/30		68,785
173,337	3.375	05/20/30		179,778
15,227	3.375	06/20/30		15,761
143,455	2.625	07/20/30		149,977
25,959	2.625	09/20/30		27,144
49,975	1.875	10/20/30		51,643
223,818	1.750	12/20/34		230,787

				2,843,639

FHLMC – 18.9%
16,637	6.000	12/01/14		17,442
1,433	7.000	04/01/15		1,485
18,382	6.000	03/01/16		19,844
1,542	5.000	09/01/16		1,644
17,388	5.000	11/01/16		18,540
1,179	5.000	12/01/16		1,257
55,492	5.000	01/01/17		59,258
97,426	5.000	02/01/17		104,183
79,787	5.000	03/01/17		85,320
148,793	5.000	04/01/17		159,114
3,528	5.000	05/01/17		3,773
4,553	5.000	08/01/17		4,868
402,542	5.000	09/01/17		430,466
454,658	5.000	10/01/17		486,194
258,565	5.000	11/01/17		276,500
267,032	5.000	12/01/17		285,555
321,674	5.000	01/01/18		344,315
763,508	5.000	02/01/18		816,558
744,582	5.000	03/01/18		796,993
631,950	5.000	04/01/18		676,684
69,441	4.500	05/01/18		73,414
435,051	5.000	05/01/18		465,919
109,836	5.000	06/01/18		117,406
105,684	5.000	07/01/18		112,682
61,139	5.000	08/01/18		65,304
40,192	5.000	09/01/18		43,083
137,998	5.000	10/01/18		147,844
155,055	5.000	11/01/18		166,063
98,077	5.000	12/01/18		105,133
79,526	5.000	01/01/19		85,253
12,000	5.000	02/01/19		12,871
19,922	5.000	03/01/19		21,369
341,976	4.000	04/01/19		358,210
424,036	5.500	04/01/20		460,174
1,614,612	4.500	08/01/23		1,696,497
132,979	7.000	04/01/31		150,352
1,798,986	7.000	09/01/31		2,034,559
615,646	7.000	04/01/32		694,010
1,548,728	7.000	05/01/32		1,745,862
757,006	6.000	05/01/33		831,316
41,243	5.500	12/01/33		44,221
651,726	5.000	12/01/35		683,065
598,560	5.500	01/01/36		640,483
1,470	5.500	02/01/36		1,572
26,444	5.000	02/01/37		27,794
13,029	6.000	04/01/37		14,288
3,816	6.000	07/01/37		4,188
169,409	6.000	09/01/37		185,932
298,108	5.500	02/01/38		318,311
64,368	6.000	07/01/38		70,747
1,678,264	5.500	10/01/38		1,790,037
897,316	5.500	12/01/38		957,078
177,599	6.000	12/01/38		195,199
91,042	6.000	01/01/39		100,148
201,932	5.500	02/01/39		215,381
3,428,263	4.500	05/01/39		3,502,051
7,275,586	4.500	09/01/39		7,430,307
2,042,024	4.500	10/01/39		2,085,975
1,000,000	4.000	11/15/39		975,638
3,368,185	5.500	01/01/40		3,592,509
997,894	4.000	02/01/41		983,822
700,000	4.000	03/01/41		690,129
1,000,000	3.000	TBA-15yr	(e)	975,312
12,000,000	4.000	TBA-30yr	(e)	11,783,437
10,000,000	4.500	TBA-30yr	(e)	10,160,156
15,000,000	5.000	TBA-30yr	(e)	15,658,593

				77,063,687

80          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. MORTGAGES FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

Mortgage-Backed Obligations – (continued)

FNMA – 33.6%
$2,353	5.500%	04/01/16	$2,548
3,153	5.500	08/01/16	3,413
37,765	5.500	11/01/16	40,881
30,009	5.500	12/01/16	32,486
41,814	5.500	01/01/17	45,264
3,090	5.500	05/01/17	3,350
15,102	5.500	07/01/17	16,371
2,234	5.500	09/01/17	2,421
32,183	5.500	01/01/18	34,886
22,832	5.500	02/01/18	24,750
2,967	6.000	02/01/18	3,242
667,749	5.000	03/01/18	710,437
42,541	5.500	04/01/18	45,968
9,518	5.500	05/01/18	10,284
32,845	6.000	05/01/18	35,893
908,509	5.000	06/01/18	966,855
2,104,209	4.000	08/01/18	2,201,595
43,760	5.000	09/01/18	46,604
181,999	6.000	11/01/18	198,926
199,367	7.000	11/01/18	220,944
297,110	4.000	12/01/18	310,861
1,753,856	4.500	12/01/18	1,855,514
332,832	6.000	12/01/18	363,825
275,163	6.000	01/01/19	300,788
6,708	5.500	02/01/19	7,283
30,032	5.500	04/01/19	32,604
87,956	6.000	04/01/19	96,156
153,001	4.000	05/01/19	160,264
7,365	5.500	05/01/19	7,991
19,169	6.000	05/01/19	20,954
43,837	5.500	07/01/19	47,592
106,690	5.500	08/01/19	115,830
49,356	5.500	09/01/19	53,584
708,413	4.000	10/01/19	742,041
110,666	5.500	10/01/19	120,146
41,659	5.500	11/01/19	45,227
29,404	5.500	12/01/19	31,922
189,375	5.500	02/01/20	205,467
897,161	4.500	03/01/20	949,163
900,000	3.416	10/01/20	857,995
1,300,000	3.375	11/01/20	1,234,593
700,000	3.631	12/01/20	676,313
49,280	5.500	01/01/21	53,501
306,302	6.000	04/01/21	335,443
278,175	6.000	07/01/21	304,640
198,367	6.000	08/01/21	217,239
232,916	6.000	09/01/21	255,075
69,304	7.000	09/01/21	80,056
84,947	6.000	10/01/21	93,028
137,592	6.000	11/01/21	150,682
142,754	6.000	01/01/22	156,335
225,276	7.000	06/01/22	260,311
98,178	7.000	07/01/22	113,406
40,484	6.000	03/01/23	44,330
33,629	4.500	04/01/23	35,348
9,556	5.000	07/01/23	10,159
234,137	6.000	08/01/23	256,423
15,642	6.000	11/01/23	17,131
2,026	7.000	01/01/29	3,244
3,339	7.000	09/01/29	3,815
4,202	7.000	02/01/30	4,802
41,844	7.000	08/01/31	47,409
2,283	7.000	03/01/32	2,600
2,573	7.000	04/01/32	2,930
3,146	7.000	05/01/32	3,583
11,993	7.000	06/01/32	13,658
2,869	7.000	07/01/32	3,268
124,218	6.000	01/01/33	136,624
4,999	6.000	02/01/33	5,498
626,162	5.500	04/01/33	673,443
97,612	6.000	06/01/33	107,343
33,153	6.000	07/01/33	36,458
142,318	5.000	08/01/33	149,817
7,689	5.000	09/01/33	8,098
15,750	5.500	09/01/33	16,930
75,395	6.000	09/01/33	82,879
16,850	6.000	10/01/33	18,519
8,583	5.000	11/01/33	9,040
8,793	5.000	01/01/34	9,261
120,360	5.500	02/01/34	129,312
24,724	5.500	03/01/34	26,560
31,877	5.500	04/01/34	34,885
133,454	5.500	07/01/34	143,350
24,876	5.500	08/01/34	26,724
66,168	5.500	10/01/34	71,060
62,351	6.000	11/01/34	68,372
738,473	5.500	12/01/34	792,995
1,291,929	6.000	12/01/34	1,416,682
9,304	5.000	03/01/35	9,784
19,225	5.000	04/01/35	20,218
806,333	6.000	04/01/35	887,247
21,159	5.500	06/01/35	22,717
145,706	5.000	07/01/35	153,171
45,143	5.500	07/01/35	48,467
65,445	5.000	08/01/35	68,827
34,942	5.500	08/01/35	37,515
118,519	5.000	09/01/35	124,645
27,369	5.500	09/01/35	29,384
38,153	5.000	10/01/35	40,125
434,425	6.000	10/01/35	474,744
37,515	5.000	11/01/35	39,455
12,509	5.500	12/01/35	13,432
11,018	6.000	12/01/35	12,656
28,086	5.500	04/01/36	30,216
15,929	6.000	04/01/36	17,412
89,175	6.000	05/01/36	97,252
21,515	5.000	07/01/36	22,627
328,235	6.000	11/01/36	357,966
274,909	6.000	01/01/37	299,810
23,026	5.500	02/01/37	24,736
77,183	5.500	04/01/37	82,938
5,068	5.500	05/01/37	5,444

The accompanying notes are an integral part of these financial statements.          81

GOLDMAN SACHS U.S. MORTGAGES FUND

Schedule of Investments (continued)
March 31, 2011

Principal	Interest	Maturity
Amount	Rate	Date		Value

Mortgage-Backed Obligations – (continued)
FNMA – (continued)

$179,205	5.000%	06/01/37		$188,361
2,215	5.500	06/01/37		2,379
33,084	5.500	07/01/37		35,541
8,051	5.500	08/01/37		8,649
368,746	6.500	10/01/37		415,026
1,054	5.500	12/01/37		1,132
2,371	5.500	02/01/38		2,547
31,615	5.500	03/01/38		33,961
126,027	5.500	04/01/38		135,417
30,813	5.500	05/01/38		33,119
7,462	5.500	06/01/38		8,016
8,823	5.500	07/01/38		9,478
9,035	5.500	08/01/38		9,707
5,884	5.500	09/01/38		6,321
2,986	5.500	12/01/38		3,209
1,833,126	5.000	01/01/39		1,927,647
1,346,965	6.500	01/01/39		1,519,513
36,674	5.500	02/01/39		39,444
126,791	4.000	07/01/39		125,096
67,292	4.500	07/01/39		68,861
28,950	4.500	08/01/39		29,625
299,552	5.500	08/01/39		320,694
92,344	4.500	09/01/39		94,498
723,176	4.500	10/01/39		740,041
465,155	4.500	11/01/39		476,003
28,691	4.500	12/01/39		29,360
61,092	4.500	01/01/40		62,516
2,000,000	3.500	TBA-15yr	(e)	2,005,000
7,000,000	3.500	TBA-30yr	(e)	6,592,032
7,000,000	4.000	TBA-15yr	(e)	7,192,500
1,000,000	4.000	TBA-30yr	(e)	983,750
41,000,000	4.500	TBA-30yr	(e)	41,727,110
17,000,000	5.000	TBA-30yr	(e)	17,786,250
26,000,000	5.500	TBA-30yr	(e)	27,807,811
4,000,000	6.000	TBA-30yr	(e)	4,350,312

				137,007,211

GNMA – 18.7%
298,762	5.500	07/15/20		324,447
395,178	3.950	07/15/25		393,271
4,039	6.000	03/15/26		4,473
21,801	6.000	04/15/26		24,143
919,937	5.500	01/15/39		997,446
897,221	4.500	05/15/39		929,745
1,915,721	4.500	06/15/39		1,985,166
897,192	4.500	07/15/39		929,715
92,691	4.500	10/15/39		96,051
377,047	3.500	10/15/40		360,174
5,288,189	3.500	11/15/40		5,046,915
3,314,276	3.500	12/15/40		3,165,818
4,939,699	3.500	01/15/41		4,718,643
31,000,000	4.500	TBA-30yr	(e)	31,977,110
24,000,000	5.000	TBA-30yr	(e)	25,463,125

				76,416,242

TOTAL FEDERAL AGENCIES				$301,316,674

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $379,946,880)				$382,178,283

Agency Debentures – 1.0%
FHLB
$1,700,000	5.625%	03/14/36		$1,898,449
Tennessee Valley Authority(f)
1,900,000	5.375	04/01/56		2,020,460

TOTAL AGENCY DEBENTURES
(Cost $3,732,368)				$3,918,909

Asset-Backed Securities – 5.9%
Home Equity – 0.6%
CIT Mortgage Loan Trust Series 2007-1, Class 2A2(a)(d)
$570,000	1.500%	10/25/37		$429,641
CIT Mortgage Loan Trust Series 2007-1, Class 2A3(a)(d)
1,100,000	1.700	10/25/37		596,676
Countrywide Home Equity Loan Trust Series 2002-E, Class A(a)
19,449	0.515	10/15/28		18,557
Countrywide Home Equity Loan Trust Series 2003-D, Class A(a)
97,065	0.515	06/15/29		84,950
Countrywide Home Equity Loan Trust Series 2004-G, Class 2A(a)
52,820	0.475	12/15/29		37,095
Countrywide Home Equity Loan Trust Series 2004-I, Class A(a)
528,600	0.545	02/15/34		312,762
Countrywide Home Equity Loan Trust Series 2004-J, Class 2A(a)
54,090	0.545	12/15/33		42,927
Countrywide Home Equity Loan Trust Series 2004-O, Class 1A(a)
206,722	0.535	02/15/34		121,790
Countrywide Home Equity Loan Trust Series 2005-A, Class 2A(a)
333,778	0.495	04/15/35		193,081
GMAC Mortgage Corp. Loan Trust Series 2007-HE3, Class 1A1
383,644	7.000	09/25/37		279,567
GMAC Mortgage Corp. Loan Trust Series 2007-HE3, Class 2A1
491,568	7.000	09/25/37		344,142
Residential Asset Mortgage Products, Inc. Series 2004-RZ1, Class AII(a)
206,033	0.730	03/25/34		132,877

				2,594,065

Student Loan(a) – 5.3%
Access Group, Inc. Series 2005-2, Class A1
215,026	0.413	08/22/17		214,806
Brazos Higher Education Authority, Inc. Series 2005-3, Class A14
1,722,788	0.418	09/25/23		1,708,976
Brazos Higher Education Authority, Inc. Series 2010-1, Class A1
2,171,322	1.212	05/25/29		2,166,511

82          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. MORTGAGES FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

Asset-Backed Securities – (continued)
Student Loan(a) – (continued)

Brazos Higher Education Authority, Inc. Series 2011-1, Class A2
$2,000,000	1.109%	02/25/30	$1,973,030
Brazos Higher Education Authority, Inc. Student Loan Revenue Series 2004 I-A-2
3,435,026	0.468	06/27/22	3,406,517
Brazos Higher Education Authority, Inc. Student Loan Revenue Series 2005 I-A-2
1,753,750	0.388	12/26/18	1,740,492
College Loan Corp. Trust Series 2004-1, Class A3
1,469,976	0.463	04/25/21	1,468,908
Education Funding Capital Trust I Series 2004-1, Class A2
709,551	0.470	12/15/22	702,295
Educational Services of America, Inc. Series 2010-1, Class A1(d)
202,285	1.153	07/25/23	202,434
Goal Capital Funding Trust Series 2010-1, Class A(d)
757,737	1.012	08/25/48	743,019
Knowledgeworks Foundation Student Loan Series 2010-1, Class A
575,967	1.262	02/25/42	567,835
Nelnet Student Loan Trust Series 2010-3A, Class A(d)
756,382	1.083	07/27/48	757,082
Northstar Education Finance, Inc. Series 2004-1, Class A4
2,000,000	0.494	04/29/19	1,983,461
Northstar Education Finance, Inc. Series 2005-1, Class A1
265,976	0.404	10/28/26	263,542
SLC Student Loan Center Series 2011-1, Class A(d)
997,767	1.470	10/25/27	997,767
SLM Student Loan Trust Series 2003-10A, Class A1D(c)(d)
414,675	0.000	12/15/16	414,674
SLM Student Loan Trust Series 2003-10A, Class A1E(c)(d)
368,600	0.000	12/15/16	368,599
South Carolina Student Loan Corp. Series 2005, Class A2
1,500,000	0.431	12/01/20	1,432,100
US Education Loan Trust LLC Series 2006-1, Class A2(d)
293,836	0.441	03/01/25	288,527

			21,400,575

TOTAL ASSET-BACKED SECURITIES
(Cost $25,467,111)			$23,994,640

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT
(Cost $409,146,359)			$410,091,832

Short-term Investment(g) – 43.1%
Repurchase Agreement – 43.1%
Joint Repurchase Agreement Account II
$176,100,000	0.155%	04/01/11	$176,100,000
Maturity Value: $176,100,758
(Cost $176,100,000)

TOTAL INVESTMENTS – 143.7%
(Cost $585,246,359)			$586,191,832

LIABILITIES IN EXCESS OF OTHER ASSETS – (43.7)%			(178,138,037)

NET ASSETS – 100.0%			$408,053,795

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Variable rate security. Interest rate disclosed is that which is in effect at March 31, 2011.

(b)	Security with a notional or nominal principal amount. The actual effective yield of this security is different than the stated interest rate.

(c)	Issued with zero coupon and interest rate is contingent upon LIBOR reaching a predetermined level.

(d)	Exempt from registration under rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounted to $5,535,234, which represents approximately 1.4% of net assets as of March 31, 2011.

(e)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $204,462,498 which represents approximately 50.1% of net assets as of March 31, 2011.

(f)	All or a portion of security is segregated as collateral for initial margin requirement on futures transactions.

(g)	Joint repurchase agreement was entered into on March 31, 2011. Additional information appears on pages 86-87.

Investment Abbreviations:
FDIC	—	Federal Deposit Insurance Corp.
FHLB	—	Federal Home Loan Bank
FHLMC	—	Federal Home Loan Mortgage Corp.
FNMA	—	Federal National Mortgage Association
GNMA	—	Government National Mortgage Association
LIBOR	—	London Interbank Offered Rate
NCUA	—	National Credit Union Administration
OTC	—	Over the Counter
REMIC	—	Real Estate Mortgage Investment Conduit
STRIPS	—	Separate Trading of Registered Interest and Principal of Securities

The accompanying notes are an integral part of these financial statements.          83

GOLDMAN SACHS U.S. MORTGAGES FUND

Schedule of Investments (continued)
March 31, 2011

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At March 31, 2011, the following futures contracts were open:

	Number of
	Contracts	Expiration	Current	Unrealized
Type	Long (Short)	Date	Value	Gain (Loss)

Ultra Long U.S. Treasury Bonds	(125)	June 2011	$(15,445,313)	$(107,568)
2 Year U.S. Treasury Notes	54	June 2011	11,778,750	9,896
5 Year U.S. Treasury Notes	312	June 2011	36,438,188	(148,723)
10 Year U.S. Treasury Notes	56	June 2011	6,665,750	(19,217)
30 Year U.S. Treasury Bonds	122	June 2011	14,662,875	32,059

TOTAL				$(233,553)

SWAP CONTRACTS — At March 31, 2011, the Fund had outstanding swap contracts with the following terms:

INTEREST RATE SWAP CONTRACTS

			Rates Exchanged
	Notional		Payments	Payments		Upfront Payments
	Amount	Termination	Received by	Made by	Market	Made (Received)	Unrealized
Counterparty	(000s)(a)	Date	the Fund	the Fund	Value	by the Fund	Gain (Loss)

Bank of America Securities LLC	$12,800	11/05/14	3 month LIBOR	1.626%	$268,138	$—	$268,138
	10,900	11/23/14	3 month LIBOR	2.116	136,577	—	136,577
	5,800	06/15/16	3 month LIBOR	1.750	230,713	236,157	(5,444)
	10,700	11/05/17	2.755%	3 month LIBOR	(458,682)	—	(458,682)
	9,700	11/23/19	3.587	3 month LIBOR	(276,387)	—	(276,387)
	2,900	11/05/22	3 month LIBOR	3.575	177,891	—	177,891
	3,500	11/23/27	3 month LIBOR	4.206	140,620	—	140,620
Deutsche Bank Securities, Inc.	26,000	11/02/14	3 month LIBOR	1.645	532,258	—	532,258
	22,100	06/15/16	3 month LIBOR	1.750	879,095	882,752	(3,657)
	21,700	11/02/17	2.750	3 month LIBOR	(928,567)	—	(928,567)
	13,800	06/15/21	3 month LIBOR	2.750	1,075,051	1,131,823	(56,772)
	6,000	11/02/22	3 month LIBOR	3.545	380,997	—	380,997
JPMorgan Securities, Inc.	2,800	06/15/16	3 month LIBOR	1.750	111,379	111,033	346
	10,500	06/15/21	2.750	3 month LIBOR	(817,974)	(641,757)	(176,217)
	4,200	06/15/31	3.500	3 month LIBOR	(424,574)	(485,505)	60,931
Morgan Stanley Capital Services, Inc.	15,700	06/15/16	3 month LIBOR	1.750	624,515	620,935	3,580

TOTAL					$1,651,050	$1,855,438	$(204,388)

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to March 31, 2011.

84          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. MORTGAGES FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

WRITTEN OPTIONS CONTRACTS

INTEREST RATE SWAPTION CONTRACTS — At March 31, 2011, the fund had outstanding written swaptions as follows:

		Notional
		Amount	Expiration	Strike	Market	Premiums	Unrealized
Counterparty	Description	(000s)	Date	Price	Value	Received	Gain (Loss)

Bank of America NA	Put – OTC – 10 year Interest Rate Swap for the obligation to pay a fixed rate of 3.460% versus the 3 month LIBOR maturing on April 27, 2021	$2,500	04/21/11	3.460%	$(10,706)	$(28,812)	$18,106
	Call – OTC – 10 year Interest Rate Swap for the obligation to receive a fixed rate of 3.460% versus the 3 month LIBOR maturing on April 27, 2021	2,500	04/21/11	3.460	(38,338)	(28,813)	(9,525)
Morgan Stanley Capital Services, Inc.	Put – OTC – 10 year Interest Rate Swap for the obligation to pay a fixed rate of 3.620% versus the 3 month LIBOR maturing on May 04, 2021	2,500	04/28/11	3.620	(27,749)	(25,625)	(2,124)
	Call – OTC – 10 year Interest Rate Swap for the obligation to receive a fixed rate of 3.620% versus the 3 month LIBOR maturing on May 04, 2021	2,500	04/28/11	3.620	(23,005)	(25,625)	2,620

TOTAL		$10,000			$(99,798)	$(108,875)	$9,077

For the year ended March 31, 2011, the Fund had the following written swaptions activity:

	Notional
	Amount	Premiums
	(000s)	Received

Contracts Outstanding March 31, 2010	$—	$—

Contracts Written	43,200	(1,065,035)
Contracts Bought to Close	(33,200)	956,160

Contracts Outstanding March 31, 2011	$10,000	$(108,875)

The accompanying notes are an integral part of these financial statements.          85

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Schedule of Investments
March 31, 2011

ADDITIONAL INVESTMENT INFORMATION (continued)

JOINT REPURCHASE AGREEMENT ACCOUNT II — At March 31, 2011, certain Funds had undivided interests in the Joint Repurchase Agreement Account II with a maturity date of April 1, 2011, as follows:

			Collateral Value
Fund	Principal Amount	Maturity Value	Allocation

Emerging Markets Debt	$92,800,000	$92,800,400	$94,768,728

High Yield	274,800,000	274,801,183	280,629,812

Investment Grade Credit	33,100,000	33,100,143	33,802,208

Local Emerging Markets Debt	547,200,000	547,202,356	558,808,708

U.S. Mortgages	176,100,000	176,100,758	179,835,917

REPURCHASE AGREEMENTS — At March 31, 2011, the Principal Amounts of certain Funds’ interest in the Joint Repurchase Agreement Account II were as follows:

					Local
		Emerging			Emerging
	Interest	Markets		Investment Grade	Markets
Counterparty	Rate	Debt	High Yield	Credit	Debt	U.S. Mortgages

BNP Paribas Securities Co.	0.100%	$10,391,646	$30,771,815	$3,706,503	$61,274,880	$19,719,493

BNP Paribas Securities Co.	0.140	1,948,434	5,769,715	694,969	11,489,040	3,697,405

BNP Paribas Securities Co.	0.180	6,494,779	19,232,384	2,316,564	38,296,800	12,324,683

Citibank NA	0.190	1,623,695	4,808,096	579,141	9,574,200	3,081,171

Citigroup Global Markets, Inc.	0.190	8,118,474	24,040,480	2,895,706	47,871,000	15,405,854

Credit Agricole Securities	0.130	11,365,863	33,656,674	4,053,989	67,019,401	21,568,195

Deutsche Bank Securities, Inc.	0.200	1,298,956	3,846,477	463,313	7,659,360	2,464,937

JPMorgan Securities	0.190	1,526,273	4,519,610	544,393	8,999,748	2,896,300

Merrill Lynch & Co., Inc.	0.150	1,645,777	4,873,486	587,017	9,704,409	3,123,075

RBS Securities, Inc.	0.100	6,494,779	19,232,384	2,316,564	38,296,800	12,324,683

RBS Securities, Inc.	0.200	4,871,084	14,424,288	1,737,423	28,722,600	9,243,512

UBS Securities LLC	0.100	3,247,389	9,616,192	1,158,282	19,148,400	6,162,341

UBS Securities LLC	0.200	3,247,389	9,616,192	1,158,282	19,148,400	6,162,341

Wells Fargo Securities LLC	0.170	30,525,462	90,392,207	10,887,854	179,994,962	57,926,010

TOTAL		$92,800,000	$274,800,000	$33,100,000	$547,200,000	$176,100,000

86          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

ADDITIONAL INVESTMENT INFORMATION (continued)

At March 31, 2011, the Joint Repurchase Agreement Account II was fully collateralized by:

Issuer	Interest Rates	Maturity Dates

Federal Farm Credit Bank	2.625 to 7.350%	04/21/11 to 09/22/38

Federal Farm Credit Bank Principal-Only Stripped Security	0.000	12/16/15

Federal Home Loan Bank	0.000 to 8.290	04/04/11 to 09/14/35

Federal Home Loan Mortgage Corp.	0.000 to 7.690	05/31/11 to 03/01/41

Federal Home Loan Mortgage Corp. Interest-Only Stripped Securities	0.000	01/15/13 to 01/15/28

Federal Home Loan Mortgage Corp. Principal-Only Stripped Security	0.000	11/15/13

Federal National Mortgage Association	0.000 to 10.350	04/25/11 to 04/01/41

Federal National Mortgage Association Interest-Only Stripped Securities	0.000	11/15/12 to 05/15/29

Federal National Mortgage Association Principal-Only Stripped Security	0.000	03/23/28

Government National Mortgage Association	3.500 to 5.500	09/15/24 to 03/20/41

SLM Corp.	0.000	10/03/22

U.S. Treasury Bills	0.000	04/07/11 to 12/15/11

U.S. Treasury Bonds	3.875 to 11.250	02/15/15 to 11/15/40

U.S. Treasury Inflation Protected Securities	0.625 to 2.125	04/15/13 to 02/15/41

U.S. Treasury Interest-Only Stripped Securities	0.000	05/15/11 to 11/15/26

U.S. Treasury Notes	0.375 to 5.125	04/30/11 to 02/15/21

U.S. Treasury Principal-Only Stripped Securities	0.000	08/15/11 to 09/30/13

The accompanying notes are an integral part of these financial statements.          87

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Statements of Assets and Liabilities
March 31, 2011

Emerging Markets
Debt Fund
Assets:

Investments in securities, at value (identified cost $516,229,750, $5,004,189,230, $16,271,406, $499,972,524, $1,453,732,819 and $409,146,359, respectively)	$525,918,354
Repurchase agreement, at value which equals cost	92,800,000
Cash	1,422,620
Foreign currencies, at value (identified cost $31,420, $0, $0, $0, $24,776,120 and $0, respectively)	31,173
Receivables:
Investment securities sold, at value	9,125,155
Interest at value	7,167,520
Forward foreign currency exchange contracts, at value	4,751,037
Fund shares sold	1,864,786
Due from broker — collateral for swap contracts	1,590,000
Swap contracts, at value (includes upfront payments made/(received) of $77,016, $0, $29,861, $2,703,957, $(4,617) and $2,982,700, respectively)	114,598
Reimbursement from investment adviser	109,416
Deferred offering costs	—
Due from broker — variation margin, at value	—
Foreign tax reclaims, at value	—
Investment securities sold on an extended-delivery basis	—
Other assets, at value	5,980

Total assets	644,900,639

Liabilities:

Foreign currencies overdraft, at value (identified cost $1,431,061 for High Yield Fund)	—
Payables:
Investment securities purchased, at value	10,123,855
Forward foreign currency exchange contracts, at value	4,856,299
Fund shares redeemed	2,105,226
Due to broker — upfront payment	757,012
Amounts owed to affiliates	518,580
Swap contracts, at value (includes upfront payments received of $203,435, $0, $0, $453,318, $0 and $1,127,262, respectively)	385,335
Income distributions	315,631
Due to broker — variation margin, at value	95,015
Due to broker — collateral for swap contracts	—
Investment securities purchased on an extended-delivery basis	—
Options written, at value (premium received $0, $0, $0, $141,665, $0 and $108,875, respectively)	—
Deferred foreign capital gains tax	—
Accrued expenses and other liabilities	176,999

Total liabilities	19,333,952

Net Assets:

Paid-in capital	622,842,178
Accumulated undistributed (distribution in excess of) net investment income (loss)	(6,336,223)
Accumulated net realized gain (loss) from investment, futures, options, swap and foreign currency related transactions	(125,596)
Net unrealized gain (loss) on investments, futures, options, swaps and translation of assets and liabilities denominated in foreign currencies	9,186,328

NET ASSETS	$625,566,687

Net Assets:
Class A	$156,901,200
Class B	—
Class C	31,204,667
Institutional	436,068,381
Service	—
Separate Account Institutional Shares	—
Class IR	1,392,439
Class R	—

Total Net Assets	$625,566,687

Shares Outstanding $0.001 par value (unlimited shares authorized):
Class A	12,774,812
Class B	—
Class C	2,542,574
Institutional	35,470,280
Service	—
Separate Account Institutional Shares	—
Class IR	113,257
Class R	—

Net asset value, offering and redemption price per share:(a)
Class A	$12.28
Class B	—
Class C	12.27
Institutional	12.29
Service	—
Separate Account Institutional Shares	—
Class IR	12.29
Class R	—

(a)	Maximum public offering price per share for Class A shares of Emerging Markets Debt, High Yield, and Local Emerging Markets Debt Funds (NAV per share multiplied by 1.0471), High Yield Floating Rate Fund (NAV per share multiplied by 1.0230), Investment Grade Credit and U.S. Mortgages Funds (NAV per share multiplied by 1.0390) is $12.86, $7.73, $10.04, $10.23, $9.87 and $10.60, respectively. At redemption, Class B and Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

88          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

High Yield	High Yield Floating	Investment Grade	Local Emerging	U.S. Mortgages
Fund	Rate Fund	Credit Fund	Markets Debt Fund	Fund

$5,352,216,533	$16,216,066	$514,587,379	$1,505,452,859	$410,091,832
274,800,000	—	33,100,000	547,200,000	176,100,000
12,807,895	—	199,408	364,097	2,840,284
—	—	—	24,793,654	—

34,052,508	—	940,248	32,957,124	14,802,052
118,282,476	—	6,321,410	24,846,205	802,378
1,157,148	—	—	61,003,914	—
6,782,281	118,918,916	2,575,400	18,242,217	98,477
—	—	—	2,700,001	1,100,000
—	30,711	5,382,561	176,245	4,557,234
198,734	35,099	55,622	83,872	54,860
—	299,180	—	—	—
—	—	—	—	—
23,278	—	—	74,723	—
—	—	—	—	253,562,032
39,908	—	5,413	17,770	3,886

5,800,360,761	135,499,972	563,167,441	2,217,912,681	864,013,035

1,431,061	—	—	—	—

105,035,466	—	4,600,054	43,966,446	13,774,723
17,033,340	—	—	32,381,663	—
110,085,908	—	506,583	4,769,974	67,074
—	35,069	—	—	—
3,846,725	1,961	218,348	1,956,136	133,466
—	—	2,827,854	3,697,492	2,906,184
6,290,438	—	174,304	292,116	115,453
—	—	60,376	—	56,089
—	—	770,000	1,000,000	1,419,998
—	16,271,406	—	—	437,234,707
—	—	129,703	—	99,798
—	—	—	457,699	—
1,506,732	334,599	96,847	593,326	151,748

245,229,670	16,643,035	9,384,069	89,114,852	455,959,240

5,259,053,901	118,918,854	529,136,771	2,082,980,170	422,755,001
7,853,984	(2,218)	8,951	(24,989,533)	81,729
(44,478,414)	(5,209)	9,904,346	(6,231,351)	(15,299,544)
332,701,620	(54,490)	14,733,304	77,038,543	516,609

$5,555,131,091	$118,856,937	$553,783,372	$2,128,797,829	$408,053,795

$862,655,104	$9,995	$147,819,960	$1,055,640,423	$5,510,753
45,429,887	—	—	—	—
114,921,232	9,995	—	16,724,177	—
4,492,556,397	118,816,957	143,056,655	1,048,186,046	54,096,258
23,207,671	—	—	—	—
—	—	262,906,757	—	348,446,784
3,081,343	9,995	—	8,247,183	—
13,279,457	9,995	—	—	—

$5,555,131,091	$118,856,937	$553,783,372	$2,128,797,829	$408,053,795

116,841,563	1,000	15,552,230	110,059,714	540,207
6,140,109	—	—	—	—
15,545,142	1,000	—	1,740,359	—
606,725,749	11,887,892	15,047,954	109,276,214	5,297,982
3,145,081	—	—	—	—
—	—	27,649,729	—	34,153,248
416,932	1,000	—	859,639	—
1,798,611	1,000	—	—	—

$7.38	$10.00	$9.50	$9.59	$10.20
7.40	—	—	—	—
7.39	9.99	—	9.61	—
7.40	9.99	9.51	9.59	10.21
7.38	—	—	—	—
—	—	9.51	—	10.20
7.39	10.00	—	9.59	—
7.38	10.00	—	—	—

The accompanying notes are an integral part of these financial statements.          89

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Statements of Operations
For the Fiscal Year Ended March 31, 2011

Emerging Markets
Debt Fund

Investment income:

Interest (net of foreign withholding taxes of $41 and $1,242,909 for Emerging Markets Debt and Local Emerging Markets Debt, respectively)	$32,945,750
Dividends (net of foreign withholding taxes $11,063 for High Yield)	—

Total investment income	32,945,750

Expenses:

Management fees	4,396,342
Distribution and Service fees(b)	621,197
Transfer Agent fees(b)	383,945
Custody and accounting fees	253,333
Printing and mailing costs	134,413
Professional fees	124,345
Registration fees	96,243
Trustee fees	16,853
Amortization of offering costs	—
Account Service Fee(b)	—
Service Share fees — Shareholder Administration Plan	—
Service Share fees — Service Plan	—
Other	9,112

Total expenses	6,035,783

Less — expense reductions	(397,181)

Net expenses	5,638,602

NET INVESTMENT INCOME (LOSS)	27,307,148

Realized and unrealized gain (loss) from investment, futures, options, swap and foreign currency related transactions:

Net realized gain (loss) from:
Investment transactions (net of foreign taxes of $886,241 for Local Emerging Markets Debt)	22,085,904
Futures transactions	451,753
Written options	—
Swap contracts	(256,677)
Foreign currency related transactions (includes $3,767,093, $8,655,998, $520,570 and $5,684,948 of net realized losses on forward foreign currency exchange contracts for Emerging Markets Debt, High Yield, Investment Grade Credit and Local Emerging Markets Debt)	(4,057,383)
Net change in unrealized gain (loss) on:
Investments (net of deferred foreign taxes of $457,699 for Local Emerging Markets Debt)	(8,248,060)
Futures	(382,392)
Written options	—
Swap contracts	(532,210)
Translation of assets and liabilities denominated in foreign currencies (includes $(542,458), $(27,003,603), $(4,560), $21,924,143 of net unrealized gains (losses) on forward foreign currency exchange contracts for Emerging Markets Debt, High Yield, Investment Grade Credit, and Local Emerging Markets Debt)	(397,425)

Net realized and unrealized gain (loss) from investment, futures, options, swap and foreign currency related transactions	8,663,510

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$35,970,658

(a)	Commenced operations on March 31, 2011.
(b)	Class specific Distribution and Service, Transfer Agent and Account Service fees were as follows:

	Distribution and Service Fees				Transfer Agent Fees								Account Service Fee
										Separate
										Account
										Institutional
Fund	Class A	Class B	Class C	Class R	Class A	Class B	Class C	Institutional	Service	Shares	Class IR(c)	Class R	Class A	Institutional
Emerging Markets Debt	$398,474	$—	$222,723	$—	$207,207	$—	$28,954	$146,871	$—	$—	$913	$—	$—	$—
High Yield	2,644,870	533,075	1,105,997	47,987	1,375,332	69,300	143,780	1,849,475	8,606	—	2,071	12,477	—	—
High Yield Floating Rate(a)	—	—	—	—	—	—	—	123	—	—	—	—	—	—
Investment Grade Credit	456,004	—	—	—	237,122	—	—	77,510	—	111,751	—	—	63,483	66,781
Local Emerging Markets Debt	2,099,584	—	68,392	—	1,091,784	—	8,891	298,955	—	—	3,620	—	—	—
U.S. Mortgages	20,859	—	—	—	10,847	—	—	22,870	—	153,437	—	—	3,171	19,707

(c)	Commenced operations on July 30, 2010 for Emerging Markets Debt and Local Emerging Markets Debt Funds.

90          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

High Yield	High Yield Floating	Investment Grade	Local Emerging	U.S. Mortgages
Fund	Rate Fund(a)	Credit Fund	Markets Debt Fund	Fund

$507,683,795	$—	$31,025,071	$90,189,153	$12,550,038
1,100,775	—	—	—	—

508,784,570	—	31,025,071	90,189,153	12,550,038

38,169,496	1,838	2,622,211	14,366,746	1,796,449
4,331,929	—	456,004	2,167,976	20,859
3,461,041	123	426,383	1,403,250	187,154
534,484	394	124,279	2,119,353	280,931
770,450	3,000	73,784	140,334	69,144
115,487	31,109	96,320	100,642	102,528
89,342	12	36,599	79,789	40,359
26,851	41	17,292	18,774	16,567
—	820	—	—	—
—	—	130,264	—	22,878
53,791	—	—	—	—
53,791	—	—	—	—
150,710	42	23,933	35,140	18,208

47,757,372	37,379	4,007,069	20,432,004	2,555,077

(285,152)	(35,099)	(822,575)	(1,317,355)	(827,632)

47,472,220	2,280	3,184,494	19,114,649	1,727,445

461,312,350	(2,280)	27,840,577	71,074,504	10,822,593

189,443,646	—	31,563,496	25,840,637	13,188,507
—	—	1,295,932	—	(3,039,668)
—	—	331,100	—	159,775
749,792	(5,209)	2,985,669	2,457,541	580,727
(6,256,531)	—	(490,866)	11,480,693	—

85,352,588	(55,340)	(9,713,079)	38,673,985	(430,373)
—	—	(211,048)	—	(119,531)
—	—	11,962	—	9,077
—	850	258,026	(6,345,651)	(307,269)
(25,628,931)	—	(5,097)	22,499,270	—

243,660,564	(59,699)	26,026,095	94,606,475	10,041,245

$704,972,914	$(61,979)	$53,866,672	$165,680,979	$20,863,838

The accompanying notes are an integral part of these financial statements.          91

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Statements of Changes in Net Assets

	Emerging Markets Debt Fund
	For the Fiscal		For the Fiscal
	Year Ended		Year Ended
	March 31, 2011		March 31, 2010

From operations:

Net investment income (loss)	$27,307,148		$15,342,226
Net realized gain (loss) from investment, futures, options, swap and foreign currency related transactions	18,223,597		13,397,415
Payments by affiliate relating to certain fixed income securities	—		13,881
Net change in unrealized gain (loss) on investments, futures, options, swaps and translation of assets and liabilities denominated in foreign currencies	(9,560,087)		42,945,798

Net increase (decrease) in net assets resulting from operations	35,970,658		71,699,320

Distributions to shareholders:

From net investment income
Class A Shares	(9,205,130)		(5,165,806)
Class B Shares	—		—
Class C Shares	(1,144,433)		(338,717)
Institutional Shares	(22,394,332)		(13,461,063)
Service Shares	—		—
Separate Account Institutional Shares	—		—
Class IR Shares(b)	(44,727)		—
Class R Shares	—		—
From net realized gains
Class A Shares	(193,475)		—
Class C Shares	(30,420)		—
Institutional Shares	(434,675)		—
Separate Account Institutional Shares	—		—
Class IR Shares(b)	(1,313)		—
Class R Shares	—		—

Total distributions to shareholders	(33,448,505)		(18,965,586)

From share transactions:

Proceeds from sales of shares	491,014,666		285,588,213
Proceeds of shares sold in connection with in-kind subscriptions	12,379,470		—
Reinvestment of distributions	29,056,269		16,055,510
Cost of shares redeemed	(303,416,681	)(c)	(112,216,784	)(c)

Net increase (decrease) in net assets resulting from share transactions	229,033,724		189,426,939

TOTAL INCREASE (DECREASE)	231,555,877		242,160,673

Net assets:

Beginning of year	394,010,810		151,850,137

End of year	$625,566,687		$394,010,810

Accumulated undistributed (distribution in excess of) net investment income (loss)	$(6,336,223)		$2,677,440

(a)	Commenced operations on March 31, 2011.
(b)	Commenced operations on July 30, 2010 for Emerging Markets Debt Fund.
(c)	Net of $91,546 and $10,270, and $335,607 and $1,018,273 redemption fees for Emerging Markets Debt Fund and High Yield Fund, respectively, for the fiscal years ended March 31, 2011 and March 31, 2010, respectively.

92          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

High Yield Fund				High Yield Floating Rate Fund	Investment Grade Credit Fund
For the Fiscal		For the Fiscal		For the	For the Fiscal	For the Fiscal
Year Ended		Year Ended		Period Ended	Year Ended	Year Ended
March 31, 2011		March 31, 2010		March 31, 2011(a)	March 31, 2011	March 31, 2010

$461,312,350		$458,723,728		$(2,280)	$27,840,577	$24,974,739
183,936,907		(140,381,437)		(5,209)	35,685,331	9,532,201
—		—		—	—	—
59,723,657		1,694,492,293		(54,490)	(9,659,236)	54,773,026

704,972,914		2,012,834,584		(61,979)	53,866,672	89,279,966

(80,169,957)		(121,306,199)		—	(7,319,482)	(6,897,887)
(3,635,779)		(4,845,041)		—	—	—
(7,548,453)		(7,739,011)		—	—	—
(365,686,554)		(326,193,304)		—	(8,457,290)	(6,497,318)
(1,596,021)		(1,575,273)		—	—	—
—		—		—	(12,260,657)	(11,798,713)
(124,551)		(19,368)		—	—	—
(704,866)		(94,435)		—	—	—

—		—		—	(114,182)	—
—		—		—	—	—
—		—		—	(133,535)	—
—		—		—	(167,990)	—
—		—		—	—	—
—		—		—	—	—

(459,466,181)		(461,772,631)		—	(28,453,136)	(25,193,918)

1,990,564,571		4,269,359,427		118,918,916	170,905,568	481,186,903
—		—		—	18,159,598	—
310,058,551		310,611,056		—	21,548,532	18,133,125
(3,188,107,981	)(c)	(3,697,049,084	)(c)	—	(313,307,611)	(179,339,456)

(887,484,859)		882,921,399		118,918,916	(102,693,913)	319,980,572

(641,978,126)		2,433,983,352		118,856,937	(77,280,377)	384,066,620

6,197,109,217		3,763,125,865		—	631,063,749	246,997,129

$5,555,131,091		$6,197,109,217		$118,856,937	$553,783,372	$631,063,749

$7,853,984		$1,214,937		$(2,218)	$8,951	$499,799

The accompanying notes are an integral part of these financial statements.          93

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Statements of Changes in Net Assets

	Local Emerging Markets Debt Fund
	For the Fiscal		For the Fiscal
	Year Ended		Year Ended
	March 31, 2011		March 31, 2010

From operations:

Net investment income	$71,074,504		$12,291,873
Net realized gain (loss) from investment, futures, options, swap and foreign currency related transactions	39,778,871		7,873,216
Net change in unrealized gain (loss) on investments, futures, options, swaps and translation of assets and liabilities denominated in foreign currencies	54,827,604		47,478,619

Net increase in net assets resulting from operations	165,680,979		67,643,708

Distributions to shareholders:

From net investment income
Class A Shares	(58,138,747)		(4,386,105)
Class C Shares	(473,184)		(9,406)
Institutional Shares	(55,623,403)		(8,660,730)
Class IR Shares(a)	(233,499)		—
Class R Shares	—		—
From net realized gains
Class A Shares	(8,809,208)		—
Class C Shares	(102,339)		—
Institutional Shares	(8,487,066)		—
Class IR Shares(a)	(50,009)		—

Total distributions to shareholders	(131,917,455)		(13,056,241)

From share transactions:

Net proceeds from sales of shares	1,680,267,280		677,733,264
Proceeds of shares sold in connection with in-kind subscriptions	—		—
Reinvestment of distributions	108,927,820		12,305,729
Cost of shares redeemed	(492,243,393	)(b)	(64,835,784	)(b)

Net increase (decrease) in net assets resulting from share transactions	1,296,951,707		625,203,209

TOTAL INCREASE (DECREASE)	1,330,715,231		679,790,676

Net assets:

Beginning of year	798,082,598		118,291,922

End of year	$2,128,797,829		$798,082,598

Accumulated undistributed (distribution in excess of) net investment income	$(24,989,533)		$(4,411,909)

(a)	Commenced operations on July 30, 2010 for Local Emerging Markets Debt Fund.
(b)	Net of $65,153 and $6,213 redemption fees for Local Emerging Markets Debt Fund for the fiscal years ended March 31, 2011 and March 31, 2010, respectively.

94          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

U.S. Mortgages Fund
For the Fiscal	For the Fiscal
Year Ended	Year Ended
March 31, 2011	March 31, 2010

$10,822,593	$18,003,916
10,889,341	(5,062,595)
(848,096)	41,086,590

20,863,838	54,027,911

(199,066)	(335,583)
—	—
(1,511,392)	(3,723,536)
—	—
(10,155,559)	(15,068,011)

—	—
—	—
—	—
—	—

(11,866,017)	(19,127,130)

242,039,882	146,131,384
5,870,871	—
9,620,680	14,056,810
(303,467,890)	(274,850,884)

(45,936,457)	(114,662,690)

(36,938,636)	(79,761,909)

444,992,431	524,754,340

$408,053,795	$444,992,431

$81,729	$81,523

The accompanying notes are an integral part of these financial statements.          95

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from			Distributions
		investment operations			to shareholders

	Net asset
	value,	Net	Net realized	Total from	From net	From net
	beginning	investment	and unrealized	investment	investment	realized	Total
Year - Share Class	of period	income(a)	gain (loss)	operations	income	gains	distributions

FOR THE FISCAL YEARS ENDED MARCH 31,
2011 - A	$11.99	$0.59	$0.42	$1.01	$(0.71)	$(0.01)	$(0.72)
2011 - C	11.98	0.49	0.43	0.92	(0.62)	(0.01)	(0.63)
2011 - Institutional	12.00	0.63	0.42	1.05	(0.75)	(0.01)	(0.76)
2011 - IR (Commenced July 30, 2010)	12.44	0.41	(0.04)	0.37	(0.51)	(0.01)	(0.52)

2010 - A	9.19	0.70	2.96	3.66	(0.86)	—	(0.86)
2010 - C	9.16	0.61	2.99	3.60	(0.78)	—	(0.78)
2010 - Institutional	9.20	0.74	2.96	3.70	(0.90)	—	(0.90)

2009 - A	11.63	0.68	(2.50)	(1.82)	(0.57)	(0.05)	(0.62)
2009 - C	11.60	0.60	(2.50)	(1.90)	(0.49)	(0.05)	(0.54)
2009 - Institutional	11.63	0.72	(2.50)	(1.78)	(0.60)	(0.05)	(0.65)

FOR THE PERIOD NOVEMBER 1, 2007 TO MARCH 31, 2008*
2008 - A	12.16	0.30	(0.37)	(0.07)	(0.31)	(0.15)	(0.46)
2008 - C	12.14	0.25	(0.36)	(0.11)	(0.28)	(0.15)	(0.43)
2008 - Institutional	12.17	0.32	(0.38)	(0.06)	(0.33)	(0.15)	(0.48)

FOR THE FISCAL YEARS ENDED OCTOBER 31,
2007 - A	11.98	0.63	0.38	1.01	(0.62)	(0.21)	(0.83)
2007 - C	11.97	0.53	0.38	0.91	(0.53)	(0.21)	(0.74)
2007 - Institutional	11.99	0.67	0.39	1.06	(0.67)	(0.21)	(0.88)

2006 - A	11.75	0.60	0.69	1.29	(0.65)	(0.41)	(1.06)
2006 - C (Commenced September 26, 2006)	11.78	0.01	0.22	0.23	(0.04)	—	(0.04)
2006 - Institutional	11.76	0.64	0.69	1.33	(0.69)	(0.41)	(1.10)

*	The Fund changed its fiscal year end from October 31 to March 31.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	Portfolio turnover rates exclude portfolio securities received as a result of in-kind subscriptions.

96          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

							Ratio of
		Net assets,	Ratio of		Ratio of		net investment
Net asset		end of	net expenses		total expenses		income		Portfolio
value, end	Total	period	to average		to average		to average		turnover
of period	return(b)	(in 000s)	net assets		net assets		net assets		rate

$12.28	8.46%	$156,901	1.22%		1.29%		4.75%		116	%(d)
12.27	7.65	31,205	1.97		2.04		4.00		116	(d)
12.29	8.82	436,068	0.88		0.95		5.12		116	(d)
12.29	2.96	1,392	0.97	(c)	1.05	(c)	4.96	(c)	116	(d)

11.99	40.98	105,352	1.22		1.31		6.27		121
11.98	40.28	10,629	1.97		2.06		5.41		121
12.00	41.42	278,030	0.88		0.97		6.63		121

9.19	(15.89)	40,814	1.22		1.44		6.58		132
9.16	(16.57)	1,661	1.97		2.19		5.97		132
9.20	(15.59)	109,375	0.88		1.10		7.03		132

11.63	(0.51)	87,818	1.21	(c)	1.36	(c)	6.03	(c)	41
11.60	(0.82)	1,890	1.96	(c)	2.11	(c)	5.20	(c)	41
11.63	(0.37)	145,067	0.87	(c)	1.02	(c)	6.51	(c)	41

12.16	8.86	84,661	1.23		1.38		5.23		81
12.14	7.80	995	1.98		2.13		4.64		81
12.17	9.25	188,311	0.87		1.02		5.68		81

11.98	11.63	69,302	1.23		1.53		5.17		167
11.97	1.98	1	1.71	(c)	1.75	(c)	1.36	(c)	167
11.99	11.93	85,073	0.86		1.16		5.51		167

The accompanying notes are an integral part of these financial statements.          97

GOLDMAN SACHS HIGH YIELD FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from
		investment operations
					Distributions
	Net asset				to shareholders
	value,	Net	Net realized	Total from	from net
	beginning	investment	and unrealized	investment	investment
Year - Share Class	of period	income(a)	gain (loss)	operations	income

FOR THE FISCAL YEARS ENDED MARCH 31,
2011 - A	$7.07	$0.55	$0.30	$0.85	$(0.54)
2011 - B	7.08	0.49	0.32	0.81	(0.49)
2011 - C	7.08	0.49	0.31	0.80	(0.49)
2011 - Institutional	7.09	0.57	0.31	0.88	(0.57)
2011 - Service	7.06	0.53	0.32	0.85	(0.53)
2011 - IR	7.07	0.56	0.32	0.88	(0.56)
2011 - R	7.07	0.53	0.31	0.84	(0.53)

2010 - A	5.18	0.53	1.90	2.43	(0.54)
2010 - B	5.18	0.49	1.90	2.39	(0.49)
2010 - C	5.18	0.49	1.90	2.39	(0.49)
2010 - Institutional	5.19	0.56	1.91	2.47	(0.57)
2010 - Service	5.17	0.53	1.89	2.42	(0.53)
2010 - IR	5.18	0.55	1.90	2.45	(0.56)
2010 - R	5.17	0.52	1.91	2.43	(0.53)

2009 - A	7.12	0.55	(1.92)	(1.37)	(0.57)
2009 - B	7.13	0.51	(1.94)	(1.43)	(0.52)
2009 - C	7.12	0.51	(1.93)	(1.42)	(0.52)
2009 - Institutional	7.13	0.57	(1.92)	(1.35)	(0.59)
2009 - Service	7.12	0.54	(1.93)	(1.39)	(0.56)
2009 - IR	7.12	0.57	(1.93)	(1.36)	(0.58)
2009 - R	7.12	0.53	(1.93)	(1.40)	(0.55)

FOR THE PERIOD NOVEMBER 1, 2007 TO MARCH 31, 2008*
2008 - A	7.93	0.24	(0.78)	(0.54)	(0.27)
2008 - B	7.94	0.22	(0.79)	(0.57)	(0.24)
2008 - C	7.93	0.22	(0.79)	(0.57)	(0.24)
2008 - Institutional	7.94	0.25	(0.78)	(0.53)	(0.28)
2008 - Service	7.92	0.24	(0.78)	(0.54)	(0.26)
2008 - IR (Commenced November 30, 2007)	7.68	0.20	(0.54)	(0.34)	(0.22)
2008 - R (Commenced November 30, 2007)	7.68	0.19	(0.54)	(0.35)	(0.21)

FOR THE FISCAL YEARS ENDED OCTOBER 31,
2007 - A	8.04	0.60	(0.10)	0.50	(0.61)
2007 - B	8.05	0.54	(0.10)	0.44	(0.55)
2007 - C	8.04	0.54	(0.10)	0.44	(0.55)
2007 - Institutional	8.05	0.63	(0.10)	0.53	(0.64)
2007 - Service	8.03	0.59	(0.10)	0.49	(0.60)

2006 - A	7.81	0.58	0.23	0.81	(0.58)
2006 - B	7.82	0.53	0.22	0.75	(0.52)
2006 - C	7.81	0.53	0.22	0.75	(0.52)
2006 - Institutional	7.82	0.61	0.23	0.84	(0.61)
2006 - Service	7.80	0.57	0.23	0.80	(0.57)

*	The Fund changed its fiscal year end from October 31 to March 31.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.

98          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

							Ratio of
		Net assets,	Ratio of		Ratio of		net investment
Net asset		end of	net expenses		total expenses		income		Portfolio
value, end	Total	period	to average		to average		to average		turnover
of period	return(b)	(in 000s)	net assets		net assets		net assets		rate

$7.38	12.56%	$862,655	1.05%		1.06%		7.63%		46%
7.40	11.87	45,430	1.80		1.81		6.86		46
7.39	11.72	114,921	1.80		1.81		6.85		46
7.40	12.93	4,492,556	0.71		0.72		7.94		46
7.38	12.54	23,208	1.21		1.22		7.44		46
7.39	12.99	3,081	0.80		0.81		7.79		46
7.38	12.29	13,279	1.30		1.31		7.36		46

7.07	48.28	1,339,958	1.05		1.06		8.38		35
7.08	47.38	60,649	1.80		1.81		7.61		35
7.08	47.38	111,997	1.80		1.81		7.56		35
7.09	48.88	4,655,677	0.71		0.72		8.64		35
7.06	48.13	22,639	1.21		1.22		8.14		35
7.07	48.63	786	0.80		0.81		8.01		35
7.07	48.20	5,404	1.30		1.31		7.78		35

5.18	(20.12)	1,636,406	1.07		1.08		9.10		14
5.18	(20.73)	53,589	1.82		1.83		8.20		14
5.18	(20.72)	74,325	1.82		1.83		8.25		14
5.19	(19.81)	1,986,033	0.73		0.74		9.49		14
5.17	(20.28)	12,582	1.23		1.24		8.98		14
5.18	(19.91)	8	0.82		0.83		9.31		14
5.17	(20.47)	183	1.32		1.33		9.95		14

7.12	(6.82)	1,650,027	1.07	(c)	1.09	(c)	7.87	(c)	11
7.13	(7.23)	92,953	1.82	(c)	1.84	(c)	7.12	(c)	11
7.12	(7.11)	101,138	1.82	(c)	1.84	(c)	7.12	(c)	11
7.13	(6.68)	1,628,668	0.73	(c)	0.75	(c)	8.22	(c)	11
7.12	(6.89)	10,573	1.23	(c)	1.25	(c)	7.72	(c)	11
7.12	(4.35)	10	0.82	(c)	0.84	(c)	8.20	(c)	11
7.12	(4.51)	9	1.32	(c)	1.34	(c)	7.73	(c)	11

7.93	6.41	1,777,150	1.09		1.11		7.46		50
7.94	5.61	115,817	1.84		1.86		6.72		50
7.93	5.61	119,073	1.84		1.86		6.71		50
7.94	6.79	1,646,138	0.73		0.75		7.82		50
7.92	6.28	8,399	1.24		1.26		7.34		50

8.04	10.76	1,395,265	1.12		1.14		7.38		41
8.05	9.93	96,743	1.87		1.89		6.64		41
8.04	9.94	90,528	1.87		1.89		6.64		41
8.05	11.16	1,296,429	0.75		0.77		7.76		41
8.03	10.63	2,980	1.25		1.27		7.26		41

The accompanying notes are an integral part of these financial statements.          99

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from
		investment operations

	Net asset
	value,	Net	Net realized		Total from
	beginning	investment	and unrealized		investment
Year - Share Class	of period	loss(a)(b)	loss		operations

FOR THE PERIOD ENDED MARCH 31,
2011 - A (Commenced March 31, 2011)	$10.00	$—	$—	(b)	$—	(b)
2011 - C (Commenced March 31, 2011)	10.00	—	(0.01)		(0.01)
2011 - Institutional (Commenced March 31, 2011)	10.00	—	(0.01)		(0.01)
2011 - IR (Commenced March 31, 2011)	10.00	—	—	(b)	—	(b)
2011 - R (Commenced March 31, 2011)	10.00	—	—	(b)	—	(b)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.

100          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

					Ratio of
		Net assets,	Ratio of	Ratio of	net investment
Net asset		end of	net expenses	total expenses	loss	Portfolio
value, end	Total	period	to average	to average	to average	turnover
of period	return(c)	(in 000s)	net assets(d)	net assets(d)	net assets(d)	rate

$10.00	—%	$10	1.08%	1.47%	(1.08)%	—%
9.99	—	10	1.83	2.22	(1.83)	—
9.99	—	118,817	0.74	1.13	(0.74)	—
10.00	—	10	0.83	1.22	(0.83)	—
10.00	—	10	1.33	1.72	(1.33)	—

The accompanying notes are an integral part of these financial statements.          101

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from			Distributions
		investment operations			to shareholders

	Net asset
	value,	Net	Net realized	Total from	From net	From net
	beginning	investment	and unrealized	investment	investment	realized	Total
Year - Share Class	of period	income(a)	gain (loss)	operations	income	gains	distributions

FOR THE FISCAL YEARS ENDED MARCH 31,
2011 - A	$9.14	$0.38	$0.37	$0.75	$(0.38)	$(0.01)	$(0.39)
2011 - Institutional	9.14	0.41	0.38	0.79	(0.41)	(0.01)	(0.42)
2011 - Separate Account Institutional	9.14	0.41	0.38	0.79	(0.41)	(0.01)	(0.42)

2010 - A	7.75	0.43	1.40	1.83	(0.44)	—	(0.44)
2010 - Institutional	7.75	0.46	1.40	1.86	(0.47)	—	(0.47)
2010 - Separate Account Institutional	7.75	0.47	1.39	1.86	(0.47)	—	(0.47)

2009 - A	9.64	0.51	(1.83)	(1.32)	(0.57)	—	(0.57)
2009 - Institutional	9.66	0.55	(1.85)	(1.30)	(0.61)	—	(0.61)
2009 - Separate Account Institutional	9.65	0.57	(1.86)	(1.29)	(0.61)	—	(0.61)

FOR THE PERIOD NOVEMBER 1, 2007 TO MARCH 31, 2008*
2008 - A	9.90	0.22	(0.27)	(0.05)	(0.21)	—	(0.21)
2008 - Institutional	9.92	0.23	(0.27)	(0.04)	(0.22)	—	(0.22)
2008 - Separate Account Institutional	9.91	0.23	(0.26)	(0.03)	(0.23)	—	(0.23)

FOR THE FISCAL YEARS ENDED OCTOBER 31,
2007 - A	9.95	0.51	(0.08)	0.43	(0.48)	—	(0.48)
2007 - Institutional	9.97	0.55	(0.08)	0.47	(0.52)	—	(0.52)
2007 - Separate Account Institutional	9.96	0.56	(0.08)	0.48	(0.53)	—	(0.53)

2006 - A	9.93	0.47	—	0.47	(0.45)	—	(0.45)
2006 - Institutional	9.95	0.51	—	0.51	(0.49)	—	(0.49)
2006 - Separate Account Institutional	9.94	0.52	(0.01)	0.51	(0.49)	—	(0.49)

*	The Fund changed its fiscal year end from October 31 to March 31.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	Portfolio turnover rates exclude portfolio securities received as a result of in-kind subscriptions.

102          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

					Ratio of
		Net assets,	Ratio of	Ratio of	net investment
Net asset		end of	net expenses	total expenses	income	Portfolio
value, end	Total	period	to average	to average	to average	turnover
of period	return(b)	(in 000s)	net assets	net assets	net assets	rate

$9.50	8.37%	$147,820	0.74%	0.87%	3.98%	100	%(d)
9.51	8.73	143,057	0.40	0.53	4.33	100	(d)
9.51	8.77	262,907	0.37	0.50	4.36	100	(d)

9.14	23.96	167,774	0.76	0.89	4.90	90
9.14	24.39	190,478	0.41	0.55	5.17	90
9.14	24.45	272,812	0.36	0.50	5.39	90

7.75	(14.00)	53,185	0.76	0.97	6.22	135
7.75	(13.83)	22,809	0.40	0.63	6.52	135
7.75	(13.72)	171,003	0.35	0.58	6.52	135

9.64	(0.54)	9,455	0.76 (c)	0.95 (c)	5.31 (c)	15
9.66	(0.39)	10,504	0.40 (c)	0.61 (c)	5.67 (c)	15
9.65	(0.37)	226,207	0.35 (c)	0.56 (c)	5.72 (c)	15

9.90	4.44	8,615	0.79	0.97	5.17	74
9.92	4.83	10,893	0.40	0.60	5.59	74
9.91	4.89	239,358	0.35	0.55	5.61	74

9.95	4.84	3,420	0.79	1.04	4.82	74
9.97	5.35	3,317	0.40	0.65	5.21	74
9.96	5.30	206,122	0.35	0.60	5.26	74

The accompanying notes are an integral part of these financial statements.          103

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from			Distributions
		investment operations			to shareholders

	Net asset
	value,	Net	Net realized	Total from	From net	From net
	beginning	investment	and unrealized	investment	investment	realized	From	Total
Year - Share Class	of period	income(a)	gain (loss)	operations	income	gains	capital	distributions

FOR THE FISCAL YEARS ENDED MARCH 31,
2011 - A	$9.31	$0.41	$0.60	$1.01	$(0.64)	$(0.09)	$—	$(0.73)
2011 - C	9.33	0.32	0.61	0.93	(0.56)	(0.09)	—	(0.65)
2011 - Institutional	9.31	0.44	0.60	1.04	(0.67)	(0.09)	—	(0.76)
2011 - IR (Commenced July 30, 2010)	9.43	0.28	0.46	0.74	(0.49)	(0.09)	—	(0.58)

2010 - A	7.23	0.42	2.10	2.52	(0.44)	—	—	(0.44)
2010 - C	7.24	0.36	2.10	2.46	(0.37)	—	—	(0.37)
2010 - Institutional	7.23	0.45	2.10	2.55	(0.47)	—	—	(0.47)

2009 - A	9.85	0.50	(2.64)	(2.14)	(0.20)	—	(0.28)	(0.48)
2009 - C	9.85	0.48	(2.67)	(2.19)	(0.18)	—	(0.24)	(0.42)
2009 - Institutional	9.85	0.53	(2.64)	(2.11)	(0.22)	—	(0.29)	(0.51)

FOR THE PERIOD ENDED MARCH 31,
2008 - A (Commenced February 15, 2008)	10.00	0.04	(0.14)	(0.10)	(0.05)	—	—	(0.05)
2008 - C (Commenced February 15, 2008)	10.00	0.04	(0.14)	(0.10)	(0.05)	—	—	(0.05)
2008 - Institutional (Commenced February 15, 2008)	10.00	0.06	(0.15)	(0.09)	(0.06)	—	—	(0.06)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.

104          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

							Ratio of
		Net assets,	Ratio of		Ratio of		net investment
Net asset		end of	net expenses		total expenses		income	Portfolio
value, end	Total	period	to average		to average		to average	turnover
of period	return(b)	(in 000s)	net assets		net assets		net assets	rate

$9.59	11.30%	$1,055,640	1.35%		1.43%		4.30%	154%
9.61	10.45	16,724	2.10		2.18		3.37	154
9.59	11.68	1,048,186	1.01		1.09		4.63	154
9.59	8.13	8,247	1.10	(c)	1.16	(c)	4.40 (c)	154

9.31	35.39	419,456	1.35		1.49		4.74	134
9.33	34.47	936	2.10		2.24		4.09	134
9.31	35.84	377,691	1.01		1.15		5.16	134

7.23	(22.32)	20,385	1.33		1.65		5.99	92
7.24	(22.79)	30	2.08		2.40		5.17	92
7.23	(22.05)	97,877	0.99		1.31		6.30	92

9.85	(0.93)	1,482	1.35	(c)	2.98	(c)	4.29 (c)	3
9.85	(1.01)	127	2.10	(c)	3.73	(c)	4.30 (c)	3
9.85	(0.89)	60,432	1.01	(c)	2.64	(c)	5.52 (c)	3

The accompanying notes are an integral part of these financial statements.          105

GOLDMAN SACHS U.S. MORTGAGES FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from			Distributions
		investment operations			to shareholders

	Net asset
	value,	Net	Net realized	Total from	From net	From net
	beginning	investment	and unrealized	investment	investment	realized	Total
Year - Share Class	of period	income(a)	gain (loss)	operations	income	gains	distributions

FOR THE FISCAL YEARS ENDED MARCH 31,
2011 - A	$9.99	$0.22	$0.22	$0.44	$(0.23)	$—	$(0.23)
2011 - Institutional	10.00	0.25	0.23	0.48	(0.27)	—	(0.27)
2011 - Separate Account Institutional	9.99	0.25	0.23	0.48	(0.27)	—	(0.27)

2010 - A	9.27	0.32	0.76	1.08	(0.36)	—	(0.36)
2010 - Institutional	9.29	0.38	0.73	1.11	(0.40)	—	(0.40)
2010 - Separate Account Institutional	9.28	0.38	0.73	1.11	(0.40)	—	(0.40)

2009 - A	9.62	0.37	(0.27)	0.10	(0.38)	(0.07)	(0.45)
2009 - Institutional	9.64	0.39	(0.26)	0.13	(0.41)	(0.07)	(0.48)
2009 - Separate Account Institutional	9.64	0.41	(0.29)	0.12	(0.41)	(0.07)	(0.48)

FOR THE PERIOD NOVEMBER 1, 2007 TO MARCH 31, 2008*
2008 - A	9.91	0.19	(0.29)	(0.10)	(0.19)	—	(0.19)
2008 - Institutional	9.93	0.20	(0.28)	(0.08)	(0.21)	—	(0.21)
2008 - Separate Account Institutional	9.93	0.21	(0.29)	(0.08)	(0.21)	—	(0.21)

FOR THE FISCAL YEARS ENDED OCTOBER 31,
2007 - A	9.90	0.44	0.04	0.48	(0.47)	—	(0.47)
2007 - Institutional	9.91	0.47	0.05	0.52	(0.50)	—	(0.50)
2007 - Separate Account Institutional	9.91	0.48	0.05	0.53	(0.51)	—	(0.51)

2006 - A	9.82	0.41	0.08	0.49	(0.41)	—	(0.41)
2006 - Institutional	9.82	0.45	0.08	0.53	(0.44)	—	(0.44)
2006 - Separate Account Institutional	9.82	0.45	0.09	0.54	(0.45)	—	(0.45)

*	The Fund changed its fiscal year end from October 31 to March 31.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	Portfolio turnover rates exclude portfolio securities received as a result of in-kind subscriptions.

106          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. MORTGAGES FUND

					Ratio of	Portfolio		Portfolio
		Net assets,	Ratio of	Ratio of	net investment	turnover rate		turnover rate
Net asset		end of	net expenses	total expenses	income	(including the		(excluding the
value, end	Total	period	to average	to average	to average	effect of mortgage		effect of mortgage
of period	return(b)	(in 000s)	net assets	net assets	net assets	dollar rolls)		dollar rolls)

$10.20	4.46%	$5,511	0.74%	0.92%	2.14%	905	%(d)	609	%(d)
10.21	4.81	54,096	0.40	0.58	2.41	905	(d)	609	(d)
10.20	4.84	348,447	0.37	0.55	2.42	905	(d)	609	(d)

9.99	11.84	12,791	0.76	0.94	3.29	628		464
10.00	12.11	62,950	0.41	0.60	3.88	628		464
9.99	12.17	369,251	0.36	0.55	3.91	628		464

9.27	0.90	3,637	0.76	0.91	3.93	560		511
9.29	1.38	89,617	0.40	0.57	4.22	560		511
9.28	1.32	431,500	0.35	0.52	4.39	560		511

9.62	(0.80)	7,021	0.76 (c)	0.91 (c)	4.58 (c)	483		295
9.64	(0.75)	164,236	0.40 (c)	0.57 (c)	4.94 (c)	483		295
9.64	(0.73)	507,194	0.35 (c)	0.52 (c)	4.98 (c)	483		295

9.91	4.96	7,044	0.78	0.94	4.43	610		380
9.93	5.43	153,795	0.40	0.58	4.81	610		380
9.93	5.48	532,819	0.35	0.53	4.84	610		380

9.90	5.21	6,973	0.79	0.98	4.24	1,665		1,442
9.91	5.56	117,497	0.40	0.61	4.64	1,665		1,442
9.91	5.73	307,935	0.35	0.56	4.62	1,665		1,442

The accompanying notes are an integral part of these financial statements.          107

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements
March 31, 2011

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Diversified/
Fund	Share Classes Offered*	Non-diversified

Emerging Markets Debt, Local Emerging Markets Debt	A, C, Institutional and IR	Non-diversified

High Yield	A, B, C, Institutional, Service, IR and R	Diversified

High Yield Floating Rate (Commenced operations March 31, 2011)	A, C, Institutional, IR and R	Diversified

Investment Grade Credit, U.S. Mortgages	A, Institutional and Separate Account Institutional	Diversified

*	The High Yield Fund’s Class B Shares are generally no longer available for purchase by current or prospective investors.

Class A Shares of the Emerging Markets Debt, High Yield, High Yield Floating Rate, Investment Grade Credit, Local Emerging Markets Debt and U.S. Mortgages Funds are sold with a front-end sales charge of up to 4.50%, 4.50%, 2.25%, 3.75%, 4.50% and 3.75%, respectively. Class B Shares were sold with a contingent deferred sales charge that declines from 5.00% to zero, depending upon the period of time the shares are held. Class C Shares are sold with a contingent deferred sales charge of 1.00% during the first 12 months. Institutional, Service, Separate Account Institutional, Class IR and Class R Shares are not subject to a sales charge. Class IR Shares of the Emerging Markets Debt and Local Emerging Markets Debt Funds commenced operations on July 30, 2010.
Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to each Fund pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Funds. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that may affect the amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.

A. Investment Valuation — The investment valuation policy of the Funds is to value investments at market value. Debt securities for which market quotations are readily available are valued on the basis of quotations furnished by an independent pricing service approved by the trustees or provided by securities dealers. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. If accurate quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined based on yield equivalents, a pricing matrix or other sources, under valuation procedures established by the trustees. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates market value.
Investments in equity securities and investment companies traded on a United States (“U.S.”) securities exchange or the NASDAQ system are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, such securities and investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. In the absence of market quotations, broker quotes will be utilized or the security will be fair valued. Investments in investment companies (other than those that are exchange traded) are valued at the net asset value per share (“NAV”) of the investment company on the valuation date.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Funds’ NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or market closings; equipment failures; natural or man-made disasters or acts of God; armed conflicts; government actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements, including those relating to earnings, products and regulatory news; significant litigation; low trading volume; and trading limits or suspensions.

B. Security and Fund Share Transactions, and Investment Income — Security and Fund share transactions are reflected for financial reporting purposes as of the trade date, which may cause the NAV as stated in the accompanying financial statements to be different than the NAV applied to Fund share transactions. Realized gains and losses on sales of portfolio securities are calculated using the identified cost basis. Dividend income is recognized on the ex-dividend date, net of foreign withholding taxes, if any, which are reduced by any amounts reclaimable by the Funds, where applicable. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted. Realized gains and losses resulting from principal paydowns on mortgage-backed and asset-backed securities are included in interest income. Market discounts, original issue discount and market premiums on debt securities are accreted/amortized to interest income over the life of the security with a corresponding adjustment in the cost basis of that security. In addition, it is the Funds’ policy to accrue for foreign capital gains taxes, if applicable, on certain foreign securities held by the Funds. An estimated foreign capital gains tax is recorded daily on net unrealized gains on these securities and is payable upon the sale of such securities when a gain is realized.
Investment income and unrealized and realized gains or losses are allocated daily to each class of shares of the respective Fund based upon the relative proportion of net assets of each class.

C. Expenses — Expenses incurred by the Funds, which may not specifically relate to the Funds, may be shared with other registered investment companies having management agreements with GSAM or its affiliates, as appropriate. These expenses are allocated to the Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses and are accrued daily. Non-class specific expenses are allocated daily to each share class of the respective Fund based upon the relative proportion of net assets of each class. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agent, and Service fees.

D. In-Kind Transactions — The Funds may allow investors, under certain circumstances, to purchase shares with securities instead of cash. In addition, the Trust reserves the right to redeem an investor’s shares by distributing securities instead of cash. These are known as in-kind transactions. Securities included as part of in-kind purchases and redemptions of Fund shares are valued in the same manner as they are valued for purposes of computing the Fund’s NAV, in accordance with the Funds’ valuation procedures, and such valuations are as of the date the trade is submitted pursuant to the procedures specified in the Funds’ prospectus.

E. Offering Costs — Offering costs paid in connection with the offering of shares of the High Yield Floating Rate Fund are being amortized on a straight-line basis over 12 months from the date of commencement of operations.

F. Redemption Fees — A 2% redemption fee will be imposed on the redemption of shares (including by exchange) held for 60 calendar days or less with respect to the High Yield Fund and 30 calendar days or less with respect to the Emerging Markets Debt and Local Emerging Markets Debt Funds. For this purpose, the Funds use a first-in first-out method so that shares held longest will be treated as being redeemed first and shares held shortest will be treated as being redeemed last. Redemption fees are reimbursed to a Fund and are reflected as a reduction in share redemptions. Redemption fees are credited to Paid-in Capital and are allocated to each share class of a Fund on a pro-rata basis.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)
March 31, 2011

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

G. Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Funds are not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly, and capital gains distributions, if any, are declared and paid annually.
Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.
The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

H. Foreign Currency Translations — The books and records of the Funds are accounted for in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investment valuations, foreign currency and other assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars based upon 4:00 p.m. Eastern Time exchange rates; and (ii) purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions as of 4:00 p.m. Eastern Time.
Net realized and unrealized gain (loss) on foreign currency transactions represents: (i) foreign exchange gains and losses from the sale and holdings of foreign currencies; (ii) currency gains and losses between trade date and settlement date on investment security transactions and forward foreign currency exchange contracts; and (iii) gains and losses from the difference between amounts of dividends, interest and foreign withholding taxes recorded and the amounts actually received. The effect of changes in foreign currency exchange rates on securities and derivative instruments is included with the net realized and change in unrealized gain (loss) on investments on the Statements of Operations, however, the effect of changes in foreign currency exchange rates on fixed income securities sold during the period is included with the net realized gain (loss) on foreign currency related transactions. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included as an increase or decrease to net change in unrealized gain (loss) on translation of assets and liabilities denominated in foreign currencies.

I. Forward Foreign Currency Exchange Contracts — All forward foreign currency exchange contracts are marked to market daily at the applicable forward rate. Unrealized gains or losses on forward foreign currency exchange contracts are recorded by the Funds on a daily basis and realized gains or losses are recorded on the settlement date of a contract.
Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.
The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. The Funds must set aside liquid assets, or engage in other appropriate measures to cover their obligations under these contracts.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

J. Futures Contracts — Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, the Funds deposit cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Funds equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset in unrealized gains or losses. The Funds recognize a realized gain or loss when a contract is closed or expires.
The use of futures contracts involves, to varying degrees, elements of market and counterparty risk which may exceed the amounts recognized in the Statements of Assets and Liabilities. Futures contracts may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day. Changes in the value of a futures contract may not directly correlate with changes in the value of the underlying securities. These risks may decrease the effectiveness of the Funds’ strategies and potentially result in a loss. The Funds must set aside liquid assets, or engage in other appropriate measures to cover their obligations under these contracts.

K. Mortgage-Backed and Asset-Backed Securities — The High Yield, Investment Grade Credit and U.S. Mortgages Funds may invest in mortgage-backed securities, and each Fund, except the High Yield Floating Rate Fund, may invest in asset-backed securities. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by residential and/or commercial real property. These securities may include mortgage pass-through securities, collateralized mortgage obligations, real estate mortgage investment conduit pass-through or participation certificates and stripped mortgage-backed securities. Asset-backed securities include securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Asset-backed securities also include home equity line of credit loans and other second-lien mortgages.
The value of certain mortgage-backed and asset-backed securities (including adjustable rate mortgage loans) may be particularly sensitive to changes in prevailing interest rates. The value of these securities may also fluctuate in response to the market’s perception of the creditworthiness of the issuers. Early repayment of principal on mortgage-backed or asset-backed securities may expose a Fund to the risk of earning a lower rate of return upon reinvestment of principal. Asset-backed securities may present credit risks that are not presented by mortgage-backed securities because they generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Some asset-backed securities may only have a subordinated claim on collateral. In addition, while mortgage-backed and asset-backed securities may be supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers, if any, will meet their obligations.
Stripped mortgage-backed securities are usually structured with two different classes: one that receives substantially all of the interest payments (the interest-only, or “IO” and/or the high coupon rate with relatively low principal amount, or “IOette”), and the other that receives substantially all of the principal payments (the principal-only, or “PO”) from a pool of mortgage loans. Little to no principal will be received at the maturity of an IO; as a result, periodic adjustments are recorded to reduce the cost of the security through maturity. These adjustments are included in interest income. Payments received for PO’s are treated as a proportionate reduction to the cost basis of the securities and excess amounts are recorded as gains.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)
March 31, 2011

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

L. Mortgage Dollar Rolls — The Investment Grade Credit and U.S. Mortgages Funds may enter into mortgage dollar rolls (“dollar rolls”) in which the Funds sell securities in the current month for delivery and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Funds treat dollar rolls as two separate transactions: one involving the purchase of a security and a separate transaction involving a sale.
During the settlement period between sale and repurchase, the Funds will not be entitled to accrue interest and principal payments on the securities sold. Dollar roll transactions involve the risk that the market value of the securities sold by the Funds may decline below the repurchase price of those securities. In the event the buyer of the securities in a dollar roll transaction files for bankruptcy or becomes insolvent, the Funds’ use of proceeds from the transaction may be restricted pending a determination by, or with respect to, the other counterparty.

M. Options — When the Funds write call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current market value of the option written. Swaptions are options on interest rate swap contracts. Options on a futures contract may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. When a written option expires on its stipulated expiration date or the Funds enter into a closing purchase transaction, the Funds realize a gain or loss without regard to any unrealized gain or loss on the underlying future, swap, security or currency transaction, and the liability related to such option is extinguished. When a written call option is exercised, the Funds realize a gain or loss from the sale of the underlying future, swap, security or currency transaction, and the proceeds of the sale are increased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the future, swap, security or currency transaction that the Funds purchase upon exercise. There is a risk of loss from a change in value of such options which may exceed the related premiums received. The Funds must set aside liquid assets, or engage in other appropriate measures to cover their obligations under written option contracts.
Upon the purchase of a call option or a put option by the Funds, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current market value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied voluntary parameters at specified terms. If an option which the Funds have purchased expires on the stipulated expiration date, the Funds will realize a loss in the amount of the cost of the option. If the Funds enter into a closing sale transaction, the Funds will realize a gain or loss, depending on whether the sale proceeds for the closing sale transaction are greater or less than the cost of the option. If the Funds exercise a purchased put option, the Funds will realize a gain or loss from the sale of the underlying future, swap, security or currency transaction, and the proceeds from such sale will be decreased by the premium originally paid. If the Funds exercise a purchased call option, the cost of the future, swap, security or currency transaction which the Funds purchase upon exercise will be increased by the premium originally paid. Purchased over the counter options are subject to the risk that the counterparty may default on its obligations, which could result in a loss to the Funds.

N. Repurchase Agreements — The Funds may enter into repurchase agreements which involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price. During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of the Funds, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. If the seller defaults or becomes insolvent, realization of the collateral by the Funds may be delayed or limited and there may be a decline in the value of the collateral during the period while the Funds seek to assert their rights. The underlying securities for all repurchase agreements are held at the Funds’ custodian or designated sub-custodians under tri-party repurchase agreements.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Pursuant to exemptive relief granted by the Securities and Exchange Commission and terms and conditions contained therein, the Funds, together with other registered investment companies having management agreements with GSAM, or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. Under these joint accounts, the Funds’ credit exposure is allocated to the underlying repurchase agreements counterparties on a pro-rata basis. With the exception of certain transaction fees, the Funds are not subject to any expenses in relation to these investments.

O. Senior Term Loans — The Emerging Markets Debt, High Yield, High Yield Floating Rate, Investment Grade Credit and Local Emerging Markets Debt Funds may invest in Senior Term Loans, which are not registered securities under the Securities Act of 1933, as amended (the “1933 Act”), contain certain restrictions on resale and cannot be sold publicly. Senior Term Loans are portions of loans originated by banks and sold in pieces to investors, typically on an extended delivery basis. These floating rate loans (“Loans”) in which a Fund invests are arranged through private negotiations between the borrower and one or more financial institutions (“Lenders”). A Fund invests in such Loans in the form of participations in Loans (“Participations”) or assignments of all or a portion of loans from third parties (“Assignments”). Participations typically result in a Fund having a contractual relationship only with the Lender, not with the borrower. A Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participations and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, a Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which they have purchased the Participation. As a result, a Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. Assignments typically result in a Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement. All Senior Term Loans involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower. Senior Term Loans are marked to market daily using pricing vendor quotations and the change in value, if any, is recorded as an unrealized gain or loss.

P. Structured Notes — The Funds may invest in structured notes, the values of which are based on the price movements of a reference security or index. Fluctuations in value are recorded as unrealized gain or loss. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted. On the termination date, the Funds will receive a payment from the issuer based on the value of the referenced security (notional amount multiplied by price of the referenced security) and record a realized gain or loss. Structured notes are subject to various risks including credit, issuer, liquidity and interest rate risks.

Q. Swap Contracts — Swaps are marked to market daily using either pricing vendor quotations, counterparty prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upfront payments made and/or received by the Fund are recorded as an asset and/or liability, and realized gains or losses are recognized ratably over the contract’s term/event, with the exception of forward starting interest rate swaps, whose realized gains or losses are recognized ratably from the effective start date. Periodic payments received or made on swap contracts are recorded as realized gains or losses. Gains or losses are realized upon termination of a swap contract and are recorded on the Statements of Operations.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)
March 31, 2011

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net payment to be received by the Funds and/or the termination value at the end of the contract. Therefore, GSAM considers the creditworthiness of each counterparty to a contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying reference asset or index. Entering into these agreements involves, to varying degrees, market risk, liquidity risk and elements of credit, legal and documentation risk in excess of amounts recognized in the Statements of Assets and Liabilities. The Funds may pay or receive cash as collateral on these contracts which is recorded as an asset and/or liability. The Funds must set aside liquid assets, or engage in other appropriate measures to cover their obligations under these contracts.
The Funds may invest in the following types of swaps:
An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals, based upon or calculated by reference to changes in specified prices, rates or indices for a specified amount of an underlying asset or notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.
A credit default swap is an agreement that involves one party making a stream of payments to another party in exchange for the right to receive protection on a reference security or obligation. A Fund may use credit default swaps to provide a measure of protection against defaults of the reference security or obligation or to take a short position with respect to the likelihood of default. A Fund’s investment in credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. If a Fund buys protection through a credit default swap and no credit event occurs, its payments are limited to the periodic payments previously made to the counterparty. Upon the occurrence of a specified credit event, a Fund, as a buyer of credit protection, is entitled to receive an amount equal to the notional amount of the swap and deliver to the seller the defaulted reference obligation in a physically settled trade. A Fund may also receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade.
As a seller of protection, a Fund generally receives a payment stream throughout the term of the swap, provided that there is no credit event. In addition, if the Fund sells protection through a credit default swap, the Fund could suffer a loss because the value of the referenced obligation may be less than the premium payments received. Upon the occurrence of a specified credit event, a Fund, as a seller of credit protection, may be required to take possession of the defaulted reference obligation and pay the buyer an amount equal to the notional amount of the swap in a physically settled trade. A Fund may also pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted security or obligation. In addition, a Fund is entitled to a return of any assets, which have been pledged as collateral to the counterparty.
The Funds’ credit default swaps are disclosed in the Additional Investment Information section of the Schedules of Investments. The maximum potential amount of future payments (undiscounted) that the Funds as sellers of protection could be required to make under a credit default swap would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or net amounts received from a settlement of a credit default swap for the same reference security or obligation where the Funds bought credit protection.
A total return swap is an agreement that gives a Fund the right to receive the appreciation in the value of a specified security, index or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. If the underlying asset declines in value over the term of the swap, the Fund may also be required to pay the dollar value of that decline to the counterparty.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

R. Treasury Inflation Protected Securities — The Funds may invest in treasury inflation protected securities (“TIPS”), including structured bonds in which the principal amount is adjusted daily to keep pace with inflation, as measured by the U.S. Consumer Pricing Index for Urban Consumers. The adjustments to principal due to inflation/deflation are reflected as increases/decreases to interest income with a corresponding adjustment to cost. Such adjustments may have a significant impact on the Funds’ distributions and may result in a return of capital to shareholders. The repayment of the original bond principal upon maturity is guaranteed by the full faith and credit of the U.S. Government.

S. When-Issued Securities and Forward Commitments — The Funds may purchase when-issued securities, including TBA (“To Be Announced”) securities that have been authorized, but not yet issued in the market. When-issued securities are purchased in order to secure what is considered to be an advantageous price or yield to the Fund at the time of entering into the transaction. A forward commitment involves entering into a contract to purchase or sell securities, typically on an extended delivery basis, for a fixed price at a future date. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although the Funds will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for their portfolios, the Funds may dispose of when-issued securities or forward commitments prior to settlement which may result in a realized gain or loss. When purchasing a security on a when-issued basis or entering into a forward commitment, the Funds must “set aside” liquid assets, or engage in other appropriate measures to “cover” their obligations under these contracts.

3. FAIR VALUE OF INVESTMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;
Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar securities, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;
Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)
March 31, 2011

3. FAIR VALUE OF INVESTMENTS (continued)

The following is a summary of the Funds’ investments and derivatives categorized in the fair value hierarchy as of March 31, 2011:

EMERGING MARKETS DEBT
Investment Type	Level 1	Level 2	Level 3

Assets
Fixed Income
Sovereign Debt Obligations	$—	$367,349,529	$—
Corporate Obligations	—	147,310,528	—
Structured Notes	—	11,243,337	—
Warrants	—	14,960	—
Short-term Investments	—	92,800,000	—

Total	$—	$618,718,354	$—

Derivative Type	Level 1	Level 2	Level 3

Assets
Forward Foreign Currency Exchange Contracts*	$—	$4,751,037	$—
Futures Contracts*	124,917	—	—
Interest Rate Swap Contracts	—	27,907	—
Credit Default Swap Contracts	—	86,691	—

Total	$124,917	$4,865,635	$—

Liabilities
Forward Foreign Currency Exchange Contracts*	$—	$(4,856,299)	$—
Futures Contracts*	(507,309)	—	—
Interest Rate Swap Contracts	—	(253,605)	—
Credit Default Swap Contracts	—	(131,730)	—

Total	$(507,309)	$(5,241,634)	$—

HIGH YIELD
Investment Type	Level 1	Level 2	Level 3

Assets
Fixed Income
Corporate Obligations	$—	$5,245,893,707	$—
Senior Term Loans	—	32,115,155	—
Common Stock and/or Other Equity Investments	54,490,349	19,717,322	—
Short-term Investments	—	274,800,000	—

Total	$54,490,349	$5,572,526,184	$—

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

3. FAIR VALUE OF INVESTMENTS (continued)

HIGH YIELD (continued)
Derivative Type	Level 1	Level 2	Level 3

Assets
Forward Foreign Currency Exchange Contracts*	$—	$1,157,148	$—

Liabilities
Forward Foreign Currency Exchange Contracts*	$—	$(17,033,340)	$—

HIGH YIELD FLOATING RATE
Investment Type	Level 1	Level 2	Level 3

Assets
Fixed Income
Senior Term Loans	$—	$16,216,066	$—

Derivative Type	Level 1	Level 2	Level 3

Assets
Credit Default Swap Contracts	$—	$30,711	$—

INVESTMENT GRADE CREDIT
Investment Type	Level 1	Level 2	Level 3

Assets
Fixed Income
Corporate Obligations	$—	$430,110,240	$—
Mortgage-Backed Obligations	—	17,995,326	—
Foreign Debt Obligations	—	19,654,004	—
U.S. Treasury Obligations and/or Other U.S. Government Agencies	8,458,268	464,463	—
Municipal Debt Obligations	—	36,181,855	—
Common Stock and/or Other Equity Investments	—	1,723,223	—
Short-term Investments	—	33,100,000	—

Total	$8,458,268	$539,229,111	$—

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)
March 31, 2011

3. FAIR VALUE OF INVESTMENTS (continued)

INVESTMENT GRADE CREDIT (continued)
Derivative Type	Level 1	Level 2	Level 3

Assets
Futures Contracts*	$130,692	$—	$—
Interest Rate Swap Contracts	—	5,382,561	—

Total	$130,692	$5,382,561	$—

Liabilities
Futures Contracts*	$(328,273)	$—	$—
Interest Rate Swap Contracts	—	(2,735,160)	—
Credit Default Swap Contracts	—	(92,694)	—
Interest Rate Swaption Contracts	—	(129,703)	—

Total	$(328,273)	$(2,957,557)	$—

LOCAL EMERGING MARKETS DEBT
Investment Type	Level 1	Level 2	Level 3

Assets
Fixed Income
Sovereign Debt Obligations	$—	$1,329,126,029	$—
Structured Notes	—	76,227,033	—
Corporate Obligations	—	100,099,797	—
Short-term Investments	—	547,200,000	—

Total	$—	$2,052,652,859	$—

Derivative Type	Level 1	Level 2	Level 3

Assets
Forward Foreign Currency Exchange Contracts*	$—	$61,003,914	$—
Interest Rate Swap Contracts	—	90,360	—
Total Return Swap Contracts	—	85,885	—

Total	$—	$61,180,159	$—

Liabilities
Forward Foreign Currency Exchange Contracts*	$—	$(32,381,663)	$—
Interest Rate Swap Contracts	—	(3,675,723)	—
Total Return Swap Contracts	—	(21,769)	—

Total	$—	$(36,079,155)	$—

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

3. FAIR VALUE OF INVESTMENTS (continued)

U.S. MORTGAGES
Investment Type	Level 1	Level 2	Level 3

Assets
Fixed Income
Mortgage-Backed Obligations	$—	$382,178,283	$—
U.S. Treasury Obligations and/or Other U.S. Government Agencies	—	3,918,909	—
Asset-Backed Securities	—	23,994,640	—
Short-term Investments	—	176,100,000	—

Total	$—	$586,191,832	$—

Derivative Type	Level 1	Level 2	Level 3

Assets
Futures Contracts*	$41,955	$—	$—
Interest Rate Swap Contracts	—	4,557,234	—

Total	$41,955	$4,557,234	$—

Liabilities
Futures Contracts*	$(275,508)	$—	$—
Interest Rate Swap Contracts	—	(2,906,184)	—
Interest Rate Swaption Contracts	—	(99,798)	—

Total	$(275,508)	$(3,005,982)	$—

*	Amount shown represents unrealized gain (loss) at period end.

4. AGREEMENTS AND AFFILIATED TRANSACTIONS

A. Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the trustees.
As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)
March 31, 2011

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the fiscal year ended March 31, 2011, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate						Effective Net
	First	Next	Next	Next	Over	Effective	Management
Fund	$1 billion	$1 billion	$3 billion	$3 billion	$8 billion	Rate	Rate

Emerging Markets Debt	0.80%	0.80%	0.72%	0.68%	0.67%	0.80%	0.80%

High Yield	0.70	0.70	0.63	0.60	0.59	0.65	0.65

High Yield Floating Rate	0.60	0.54	0.51	0.50	0.49	0.60	0.60

Investment Grade Credit	0.40	0.36	0.34	0.33	0.32	0.40	0.33 *

Local Emerging Markets Debt	0.90	0.90	0.81	0.77	0.75	0.90	0.90

U.S. Mortgages	0.40	0.36	0.34	0.33	0.32	0.40	0.33 *

*	GSAM agreed to waive a portion of its management fee in order to achieve the effective net management rates shown above through at least July 29, 2011. Prior to such date GSAM may not terminate the arrangement without the approval of the trustees.

B. Distribution and Service Plans — The Trust, on behalf of each Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee, accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, at the following annual rates calculated on a Fund’s average daily net assets of each respective share class:

	Distribution and Service Plan Rates
	Class A*	Class B	Class C	Class R*

Distribution Plan	0.25%	0.75%	0.75%	0.50%

Service Plan	—	0.25	0.25	—

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

C. Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A front end sales charge and Class B and Class C contingent deferred sales charges. During the fiscal year ended March 31, 2011, Goldman Sachs advised that it retained the following approximate amounts:

	Front End	Contingent Deferred
	Sales Charge	Sales Charge
Fund	Class A	Class B	Class C

Emerging Markets Debt	$58,200	N/A	$—

High Yield	97,400	$—	300

High Yield Floating Rate	—	N/A	—

Investment Grade Credit	2,500	N/A	N/A

Local Emerging Markets Debt	61,200	N/A	—

U.S. Mortgages	300	N/A	N/A

D. Service Plan and Shareholder Administration Plan — The Trust, on behalf of each Fund that offers Service Shares, has adopted a Service Plan and a Shareholder Administration Plan. These plans allow service organizations to provide varying levels of personal and account maintenance and shareholder administration services to their customers who are beneficial owners of such shares. The Service Plan and Shareholder Administration Plan each provide for compensation to the service organizations which is accrued daily and paid monthly at an annual rate of 0.25% (0.50% in aggregate) of the average daily net assets of the Service Shares.

E. Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to a Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at an annual rate as follows: 0.13% of the average daily net assets for Class A, Class B, Class C, Class IR and Class R Shares and 0.04% of the average daily net assets for Institutional, Separate Account Institutional and Service Shares.

F. Account Service Plans — The Trust, on behalf of Class A and Institutional Shares of Investment Grade Credit and U.S. Mortgages Funds, had adopted Account Service Plans that remained in place for part of the fiscal year ended March 31, 2011. Under these Plans, Goldman Sachs was entitled to receive a fee for account service and account maintenance equal to, on an annual basis, 0.05% of the average daily net assets of Investment Grade Credit and U.S. Mortgages Funds attributable to Class A and Institutional Shares. Effective November 1, 2010, Goldman Sachs agreed to waive these account service fees paid by the Investment Grade Credit and U.S. Mortgages Funds. Effective December 1, 2010, these Plans were terminated.

G. Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expense” of the Funds (excluding management fees, distribution and service fees, transfer agent fees and expenses, service fees and shareholder administration fees (as applicable), account service fees (as applicable), taxes, interest, brokerage fees and litigation, indemnification, shareholder meetings and other extraordinary expenses, exclusive of any custody and transfer agent fee credit reductions) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations for the Emerging Markets Debt, High Yield, High Yield Floating Rate, Investment Grade Credit, Local Emerging Markets Debt and U.S. Mortgages Funds as an annual percentage rate of average daily net assets are 0.044%, 0.024%, 0.104%, 0.004%, 0.074% and 0.004%, respectively. These Other Expense reimbursements will remain in place through at least March 31, 2012 for High Yield Floating Rate Fund, and through at least July 29, 2011 for the remaining Funds, and prior to such date GSAM may not terminate the arrangements without the approval of the trustees. In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Funds’ expenses.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)
March 31, 2011

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the fiscal year ended March 31, 2011, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows (in thousands):

			Account
	Management	Custody	Service	Other	Total
	Fee	Fee	Plan Fee	Expense	Expense
Fund	Waivers	Credits	Waivers	Reimbursements	Reductions

Emerging Markets Debt	$—	$5	N/A	$392	$397

High Yield	—	9	N/A	276	285

High Yield Floating Rate	—	—	N/A	35	35

Investment Grade Credit	459	1	17	346	823

Local Emerging Markets Debt	—	7	N/A	1,310	1,317

U.S. Mortgages	314	1	3	510	828

As of March 31, 2011, the amounts owed to affiliates of the Funds were as follows (in thousands):

		Distribution
	Management	and Service	Transfer
Fund	Fees	Fees	Agent Fees	Total

Emerging Markets Debt	$422	$61	$36	$519

High Yield	3,240	327	280	3,847

High Yield Floating Rate	2	—	—	2

Investment Grade Credit	156	32	30	218

Local Emerging Markets Debt	1,571	234	151	1,956

U.S. Mortgages	117	1	15	133

H. Line of Credit Facility — As of March 31, 2011, the Funds (except for the High Yield Floating Rate Fund) participated in a $580,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates. Pursuant to the terms of the facility, the Funds and other borrowers could increase the credit amount by an additional $340,000,000, for a total of up to $920,000,000. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the fiscal year ended March 31, 2011, the Funds did not have any borrowings under the facility. Effective May 10, 2011, the High Yield Floating Rate Fund was added to the facility.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

I. Other Transactions with Affiliates — For the fiscal year ended March 31, 2011, Goldman Sachs earned approximately $19,900, $49,900 and $24,400 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, executed on behalf of Emerging Markets Debt, Investment Grade Credit, and U.S. Mortgages Funds, respectively.
As of March 31, 2011, the Goldman Sachs Satellite Strategies Portfolio was the beneficial owner of 90%, 21% and 7% of total outstanding shares of the High Yield Floating Rate, Emerging Markets Debt and Local Emerging Markets Debt Funds, respectively.

5. INVESTMENTS IN DERIVATIVES

The Funds may make investments in derivative instruments, including, but not limited to options, futures, swaps, swaptions and other derivatives relating to foreign currency transactions. A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. Derivative instruments may be privately negotiated contracts (often referred to as over the counter (“OTC”) derivatives) or they may be listed and traded on an exchange. Derivative contracts may involve future commitments to purchase or sell financial instruments or commodities at specified terms on a specified date, or to exchange interest payment streams or currencies based on a notional or contractual amount. Derivative instruments may involve a high degree of financial risk. The use of derivatives also involves the risk of loss if the investment adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments also include the risk of default by the counterparty, the risk that the investment may not be liquid and the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument.
During the fiscal year ended March 31, 2011, the Funds entered into certain derivative contract types. These instruments were used to meet the Funds’ investment objectives and to manage exposure related to the risks below. The following tables set forth, by certain risk types, the gross value of these derivative contracts for trading activities as of March 31, 2011. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

Emerging Markets Debt

	Statements of Assets		Statements of Assets
	and Liabilities		and Liabilities
Risk	Location	Assets	Location	Liabilities
Interest rate	Receivables for swap contracts, at value; Due from broker — variation margin, at value	$152,824 (a)	Payables for swap contracts, at value; Due to broker — variation margin, at value	$(760,914	)(a)(b)

Credit	Receivable for swap contracts, at value	86,691	Payable for swap contracts, at value	(131,730	)(b)

Currency	Receivable for forward foreign currency exchange contracts, at value	4,751,037	Payable for forward foreign currency exchange contracts, at value	(4,856,299)

Total		$4,990,552		$(5,748,943)

High Yield

	Statements of Assets		Statements of Assets
	and Liabilities		and Liabilities
Risk	Location	Assets	Location	Liabilities
Currency	Receivable for forward foreign currency exchange contracts, at value	$1,157,148	Payable for forward foreign currency exchange contracts, at value	$(17,033,340)

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)
March 31, 2011

5. INVESTMENTS IN DERIVATIVES (continued)

High Yield Floating Rate

	Statements of Assets		Statements of Assets
	and Liabilities		and Liabilities
Risk	Location	Assets	Location	Liabilities
Credit	Payable for swap contracts, at value	$30,711	—	—

Investment Grade Credit

	Statements of Assets		Statements of Assets
	and Liabilities		and Liabilities
Risk	Location	Assets	Location	Liabilities
Interest rate	Receivables for swap contracts, at value; Due from broker — variation margin, at value	$5,513,253 (a)	Payables for swap contracts, at value; Due to broker — variation margin, at value; Options written, at value	$(3,193,136	)(a)(b)

Credit	—	—	Payable for swap contracts, at value	(92,694	)(b)

Total		$5,513,253		$(3,285,830)

Local Emerging Markets Debt

	Statements of Assets		Statements of Assets
	and Liabilities		and Liabilities
Risk	Location	Assets	Location	Liabilities
Interest rate	Receivable for swap contracts, at value	$176,245	Payable for swap contracts, at value	$(3,697,492	)(b)

Currency	Receivable for forward foreign currency exchange contracts, at value	61,003,914	Payable for forward foreign currency exchange contracts, at value	(32,381,663)

Total		$61,180,159		$(36,079,155)

U.S. Mortgages

	Statements of Assets		Statements of Assets
	and Liabilities		and Liabilities
Risk	Location	Assets	Location	Liabilities
Interest rate	Receivables for swap contracts, at value; Due from broker — variation margin	$4,599,189 (a)	Payables for swap contracts, at value; Due to broker — variation margin; Options written, at value	$(3,281,490	)(a)(b)

(a)	Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information sections of the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.
(b)	Aggregate of amounts include $385,335, $2,827,854, $3,697,492 and $2,906,184 for Emerging Markets Debt, Investment Grade Credit, Local Emerging Markets Debt and U.S. Mortgages Funds, respectively, which represent the payments to be made pursuant to bilateral agreements should counterparties exercise their “right to terminate” provisions based on, among others, the Funds’ performance, their failure to pay on their obligations or failure to pledge collateral. Such amounts do not include incremental charges directly associated with the close-out of the agreements. They also do not reflect the fair value of any assets pledged as collateral which, through the daily margining process, substantially offsets the aforementioned amounts and for which the Funds are entitled to a full return.

The following tables set forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended March 31, 2011. These gains (losses) should be considered in the context that these derivative contracts may have been executed to economically hedge certain securities, and accordingly, certain gains (losses) on such

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

5. INVESTMENTS IN DERIVATIVES (continued)

derivative contracts may offset certain (losses) gains attributable to securities. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Emerging Markets Debt

		Net	Net Change in	Average
		Realized	Unrealized	Number of
Risk	Statements of Operations Location	Gain (Loss)	Gain (Loss)	Contracts(a)
Interest rate	Net realized gain (loss) from futures transactions and swap contracts/Net change in unrealized gain (loss) on futures and swap contracts	$39,774	$(995,982)	839

Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	155,302	81,380	1

Currency	Net realized gain (loss) from foreign currency related transactions/Net change in unrealized gain (loss) on translation of assets and liabilities denominated in foreign currencies	(3,767,093)	(542,458)	45

Total		$(3,572,017)	$(1,457,060)	885

High Yield

		Net	Net Change in	Average
		Realized	Unrealized	Number of
Risk	Statements of Operations Location	Gain (Loss)	Gain (Loss)	Contracts(a)
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	$749,792	$—	—

Currency	Net realized gain (loss) from foreign currency related transactions/Net change in unrealized gain (loss) on translation of assets and liabilities denominated in foreign currencies	(8,655,998)	(27,003,603)	5

Total		$(7,906,206)	$(27,003,603)	5

High Yield Floating Rate

		Net	Net Change in	Average
		Realized	Unrealized	Number of
Risk	Statements of Operations Location	Gain (Loss)	Gain (Loss)	Contracts(a)
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	$(5,209)	$850	1

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)
March 31, 2011

5. INVESTMENTS IN DERIVATIVES (continued)

Investment Grade Credit

		Net	Net Change in	Average
		Realized	Unrealized	Number of
Risk	Statements of Operations Location	Gain (Loss)	Gain (Loss)	Contracts(a)
Interest rate	Net realized gain (loss) from futures transactions, swap contracts and written options /Net change in unrealized gain (loss) on futures, swap contracts and written options	$2,806,742	$(255,642)	1,121

Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	1,805,959	314,582	6

Currency	Net realized gain (loss) from foreign currency related transactions/Net change in unrealized gain (loss) on translation of assets and liabilities denominated in foreign currencies	(520,570)	(4,560)	2

Total		$4,092,131	$54,380	1,129

Local Emerging Markets Debt

		Net	Net Change in	Average
		Realized	Unrealized	Number of
Risk	Statements of Operations Location	Gain (Loss)	Gain (Loss)	Contracts(a)
Interest rate	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	$2,457,541	$(6,345,651)	22

Currency	Net realized gain (loss) from foreign currency related transactions/Net change in unrealized gain (loss) on translation of assets and liabilities denominated in foreign currencies	(5,684,948)	21,924,143	155

Total		$(3,227,407)	$15,578,492	177

U.S. Mortgages

		Net	Net Change in	Average
		Realized	Unrealized	Number of
Risk	Statements of Operations Location	Gain (Loss)	Gain (Loss)	Contracts(a)
Interest rate	Net realized gain (loss) from futures transactions, swap contracts and written options/Net change in unrealized gain (loss) on futures, swap contracts and written options	$(2,299,166)	$(417,723)	636

(a)	Average number of contracts is based on the average of month end balances for the fiscal year ended March 31, 2011.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities (excluding in-kind transactions) for the fiscal year ended March 31, 2011, were as follows:

			Sales and	Sales and
	Purchases of	Purchases (Excluding	Maturities of	Maturities (Excluding
	U.S. Government and	U.S. Government and	U.S. Government and	U.S. Government and
Fund	Agency Obligations	Agency Obligations)	Agency Obligations	Agency Obligations)

Emerging Markets Debt	$—	$714,925,061	$—	$565,153,832

High Yield	—	2,569,937,328	—	3,352,176,760

High Yield Floating Rate	—	16,271,406	—	—

Investment Grade Credit	179,608,719	445,357,908	170,843,306	593,804,767

Local Emerging Markets Debt	—	2,678,790,658	—	1,836,630,239

U.S. Mortgages	3,973,897,841	70,552,152	4,029,077,290	67,667,347

The cost of in-kind subscription transactions for the fiscal year ended March 31, 2011, were as follows:

In-kind
Fund	Subscriptions

Emerging Markets Debt	$10,765,018

Investment Grade Credit	17,968,413

U.S. Mortgages	5,861,396

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)
March 31, 2011

7. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended March 31, 2011, was as follows:

	Emerging		Investment	Local Emerging
	Markets Debt	High Yield	Grade Credit	Markets Debt	U.S. Mortgages

Distributions paid from:
Ordinary income	$32,788,622	$459,466,181	$28,037,429	$131,917,455	$11,866,017
Net long-term capital gains	659,883	—	415,707	—	—

Total taxable distributions	$33,448,505	$459,466,181	$28,453,136	$131,917,455	$11,866,017

The tax character of distributions paid during the fiscal year ended March 31, 2010, was as follows:

	Emerging		Investment	Local Emerging
	Markets Debt	High Yield	Grade Credit	Markets Debt	U.S. Mortgages

Distributions paid from ordinary income	$18,965,586	$461,772,631	$25,193,918	$13,056,241	$19,127,130

As of March 31, 2011, the components of accumulated earnings (losses) on a tax basis were as follows.

	Emerging		High Yield	Investment	Local Emerging
	Markets Debt	High Yield	Floating Rate	Grade Credit	Markets Debt	U.S. Mortgages

Undistributed ordinary income — net	$1,332,302	$14,144,423	$—	$2,305,437	$27,360,931	$197,182
Undistributed long-term capital gains	965,008	—	—	8,043,182	—	—

Total undistributed earnings	$2,297,310	$14,144,423	$—	$10,348,619	$27,360,931	$197,182

Capital loss carryforward(1)
Expiring 2018	$—	$(56,060,643)	$—	$—	$—	$(15,533,099)

Timing differences (post-October losses, income distribution payable and straddle losses)	$(8,115,944)	$(6,290,438)	$(2,218)	$(677,474)	$(32,911,486)	$(115,453)
Unrealized gains (losses) — net	8,543,143	344,283,848	(59,699)	14,975,456	51,368,214	750,164

Total accumulated earnings (losses) — net	$2,724,509	$296,077,190	$(61,917)	$24,646,601	$45,817,659	$(14,701,206)

(1)	Expiration occurs on March 31 of the year indicated. The Emerging Markets Debt, High Yield, Investment Grade Credit, Local Emerging Markets Debt and U.S. Mortgages Funds utilized $19,763,587, $152,097,031, $25,637,968, $5,393,253, and $7,113,755, respectively, of capital losses in the current fiscal year.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

7. TAX INFORMATION (continued)

As of March 31, 2011, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Emerging		High Yield	Investment	Local Emerging
	Markets Debt	High Yield	Floating Rate	Grade Credit	Markets Debt	U.S. Mortgages

Tax Cost	$610,400,069	$5,283,283,194	$16,271,406	$533,101,426	$2,003,794,266	$585,246,357

Gross unrealized gain	18,726,673	454,424,772	—	16,924,705	62,919,305	5,738,136
Gross unrealized loss	(10,408,388)	(110,691,433)	(55,340)	(2,338,752)	(14,060,712)	(4,792,661)

Net unrealized security gain (loss)	$8,318,285	$343,733,339	$(55,340)	$14,585,953	$48,858,593	$945,475

Net unrealized gain (loss) on other investments	224,858	550,509	(4,359)	389,503	2,509,621	(195,311)

Net unrealized gain (loss)	$8,543,143	$344,283,848	$(59,699)	$14,975,456	$51,368,214	$750,164

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to net mark-to-market gains (losses) on regulated futures contracts and foreign currency contracts, wash sales and differences related to the tax treatment of swap transactions.
In order to present certain components of the Funds’ capital accounts on a tax-basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the net asset value of the Funds and result primarily from differences in tax treatment relating to the recognition of income and gains (losses) of certain bonds, foreign currency transactions, swap transactions, non-deductible organization costs, consent fees and regulatory settlement payments.

			Accumulated
		Accumulated	Undistributed
		Net Realized	Net Investment
	Paid-in Capital	Gain (Loss)	Income (Loss)

Emerging Market Debt	$—	$3,532,189	$(3,532,189)

High Yield	(10,351)	(4,782,527)	4,792,878

High Yield Floating Rate	(62)	—	62

Investment Grade Credit	—	293,996	(293,996)

Local Emerging Market Debt	—	(22,816,705)	22,816,705

U.S. Mortgages	—	(1,043,630)	1,043,630

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)
March 31, 2011

7. TAX INFORMATION (continued)

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

8. OTHER RISKS

Foreign Custody Risk — A Fund that invests in foreign securities may hold such securities and foreign currency with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). In some countries, Foreign Custodians may be subject to little or no regulatory oversight or independent evaluation of their operations. Further, the laws of certain countries may place limitations on the Fund’s ability to recover its assets if a Foreign Custodian enters into bankruptcy. Investments in emerging markets may be subject to greater custody risks than investments in more developed markets. Custody services in emerging market countries are often undeveloped and may be less regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Funds’ Shareholder Concentration Risk — Certain funds, accounts, individuals or Goldman Sachs affiliates may from time to time own (beneficially or of record) or control a significant percentage of the Funds’ shares. Redemptions by these entities of their holdings in the Funds may impact the Funds’ liquidity and NAV. These redemptions may also force the Funds to sell securities.

Liquidity Risk — The Funds may make investments that may be illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Market and Credit Risks — In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Funds may also be exposed to credit risk in the event that an issuer fails to perform or that an institution or entity with which the Funds have unsettled or open transaction defaults.
Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, be subject to government ownership controls, have delayed settlements and their prices may be more volatile than those of comparable securities in the U.S.

Portfolio Concentration Risk — As a result of certain of the Funds’ ability to invest a large percentage of their assets in obligations of issuers within the same country, state, region, currency, industry or economic sector, an adverse economic, business or political development may affect the value of the Funds’ investments more than if their investments were not so concentrated.

Redemption Proceeds Risk — The High Yield Floating Rate Fund may at times purchase securities with settlement periods that are longer than the time period required to pay redemption proceeds. In unusual circumstances, the High Yield Floating Rate Fund may pay redemption proceeds up to seven calendar days following receipt of a properly executed redemption request.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its trustees, officers, employees and agents are indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10. SUBSEQUENT EVENTS

Subsequent events after the balance sheet date have been evaluated through the date the financial statements were issued. GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)
March 31, 2011

11. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Emerging Markets Debt Fund

	For the Fiscal Year Ended		For the Fiscal Year Ended
	March 31, 2011		March 31, 2010

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	14,815,845	$184,630,940	8,618,605	$98,385,699
Reinvestment of distributions	672,290	8,315,102	384,457	4,342,633
Shares converted from Class B(a)	—	—	—	—
Shares redeemed	(11,496,565)	(142,153,661)	(4,661,057)	(53,238,308)

	3,991,570	50,792,381	4,342,005	49,490,024

Class B Shares
Shares sold	—	—	—	—
Reinvestment of distributions	—	—	—	—
Shares converted to Class A(a)	—	—	—	—
Shares redeemed	—	—	—	—

	—	—	—	—

Class C Shares
Shares sold	2,068,578	26,021,001	749,959	8,603,028
Reinvestment of distributions	58,170	718,020	18,245	207,265
Shares redeemed	(471,041)	(5,791,011)	(62,587)	(704,481)

	1,655,707	20,948,010	705,617	8,105,812

Institutional Shares
Shares sold	22,334,454	278,628,263	15,587,034	178,599,486
Shares sold in connection with in-kind	960,393	12,379,470	—	—
Reinvestment of distributions	1,615,428	19,977,113	1,018,508	11,505,612
Shares redeemed	(12,599,787)	(155,147,029)	(5,338,326)	(58,273,995)

	12,310,488	155,837,817	11,267,216	131,831,103

Service Shares
Shares sold	—	—	—	—
Reinvestment of distributions	—	—	—	—
Shares redeemed	—	—	—	—

	—	—	—	—

Class IR Shares(b)
Shares sold	135,835	1,734,462	—	—
Reinvestment of distributions	3,711	46,034	—	—
Shares redeemed	(26,289)	(324,980)	—	—

	113,257	1,455,516	—	—

Class R Shares
Shares sold	—	—	—	—
Reinvestment of distributions	—	—	—	—
Shares redeemed	—	—	—	—

	—	—	—	—

NET INCREASE (DECREASE)	18,071,022	$229,033,724	16,314,838	$189,426,939

*	Commenced operations on March 31, 2011.
(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.
(b)	Commenced operations on July 30, 2010 for Emerging Markets Debt Fund.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

High Yield Fund				High Yield Floating Rate Fund
For the Fiscal Year Ended		For the Fiscal Year Ended		For the Period Ended
March 31, 2011		March 31, 2010		March 31, 2011*

Shares	Dollars	Shares	Dollars	Shares	Dollars

41,219,550	$294,253,360	142,882,419	$865,512,247	1,000	$10,000
10,105,443	72,189,098	15,126,588	97,524,702	—	—
454,133	3,240,387	481,240	3,190,205	—	—
(124,552,903)	(886,384,349)	(285,011,387)	(1,738,175,872)	—	—

(72,773,777)	(516,701,504)	(126,521,140)	(771,948,718)	1,000	10,000

345,573	2,495,184	1,127,340	6,988,801	—	—
416,369	2,988,900	587,849	3,838,421	—	—
(453,073)	(3,240,387)	(480,305)	(3,190,205)	—	—
(2,732,073)	(19,604,025)	(3,009,576)	(19,796,341)	—	—

(2,423,204)	(17,360,328)	(1,774,692)	(12,159,324)	—	—

3,391,626	24,471,194	5,057,306	32,040,900	1,000	10,000
748,416	5,376,107	792,644	5,208,358	—	—
(4,422,132)	(31,748,230)	(4,373,148)	(28,712,649)	—	—

(282,090)	(1,900,929)	1,476,802	8,536,609	1,000	10,000

229,369,841	1,648,964,273	534,463,809	3,348,636,456	11,887,892	118,878,916
—	—	—	—	—	—
31,509,914	227,309,234	30,678,475	202,626,967	—	—
(311,140,858)	(2,237,104,992)	(291,089,767)	(1,903,289,316)	—	—

(50,261,103)	(360,831,485)	274,052,517	1,647,974,107	11,887,892	118,878,916

1,225,575	8,905,028	1,599,229	10,167,040	—	—
190,344	1,365,282	198,137	1,299,910	—	—
(1,475,831)	(10,560,807)	(1,025,800)	(6,740,569)	—	—

(59,912)	(290,497)	771,566	4,726,381	—	—

348,924	2,532,450	108,497	748,462	1,000	10,000
17,187	124,552	2,791	19,370	—	—
(60,258)	(438,997)	(1,688)	(11,735)	—	—

305,853	2,218,005	109,600	756,097	1,000	10,000

1,250,401	8,943,082	762,062	5,265,521	1,000	10,000
97,882	705,378	13,621	93,328	—	—
(314,449)	(2,266,581)	(46,347)	(322,602)	—	—

1,033,834	7,381,879	729,336	5,036,247	1,000	10,000

(124,460,399)	$(887,484,859)	148,843,989	$882,921,399	11,891,892	$118,918,916

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)
March 31, 2011

11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Investment Grade Credit Fund

	For the Fiscal Year Ended		For the Fiscal Year Ended
	March 31, 2011		March 31, 2010

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	7,098,036	$66,870,284	19,848,557	$170,241,994
Reinvestment of distributions	582,258	5,521,285	539,148	4,788,534
Shares redeemed	(10,482,204)	(99,407,482)	(8,897,619)	(79,236,789)

	(2,801,910)	(27,015,913)	11,490,086	95,793,739

Class C Shares
Shares sold	—	—	—	—
Reinvestment of distributions	—	—	—	—
Shares redeemed	—	—	—	—

	—	—	—	—

Institutional Shares
Shares sold	6,907,225	65,644,703	21,476,553	186,939,287
Reinvestment of distributions	604,610	5,733,908	427,664	3,841,591
Shares redeemed	(13,301,131)	(125,565,455)	(4,009,458)	(36,184,467)

	(5,789,296)	(54,186,844)	17,894,759	154,596,411

Separate Account Institutional Shares
Shares sold	4,111,626	38,390,581	14,180,545	124,005,622
Shares sold in connection with in-kind	1,874,056	18,159,598	—	—
Reinvestment of distributions	1,086,032	10,293,339	1,077,010	9,503,000
Shares redeemed	(9,255,799)	(88,334,674)	(7,488,550)	(63,918,200)

	(2,184,085)	(21,491,156)	7,769,005	69,590,422

Class IR Shares(a)
Shares sold	—	—	—	—
Reinvestment of distributions	—	—	—	—
Shares redeemed	—	—	—	—

	—	—	—	—

NET INCREASE (DECREASE)	(10,775,291)	$(102,693,913)	37,153,850	$319,980,572

(a)	Commenced operations on July 30, 2010 for Local Emerging Markets Debt Fund.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Local Emerging Markets Debt Fund				U.S. Mortgages Fund

For the Fiscal Year Ended		For the Fiscal Year Ended		For the Fiscal Year Ended		For the Fiscal Year Ended
March 31, 2011		March 31, 2010		March 31, 2011		March 31, 2010

Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

91,215,090	$866,253,565	44,392,803	$399,811,004	80,973	$828,319	1,709,998	$16,630,699
5,967,917	56,509,291	455,072	4,087,953	17,296	175,948	32,234	315,157
(32,162,288)	(307,547,367)	(2,627,149)	(23,005,413)	(838,530)	(8,533,503)	(854,000)	(8,360,524)

65,020,719	615,215,489	42,220,726	380,893,544	(740,261)	(7,529,236)	888,232	8,585,332

1,688,565	16,232,456	129,335	1,156,792	—	—	—	—
52,037	495,055	997	8,929	—	—	—	—
(100,596)	(953,946)	(34,069)	(311,162)	—	—	—	—

1,640,006	15,773,565	96,263	854,559	—	—	—	—

82,559,582	788,163,926	31,002,693	276,765,468	684,191	6,969,149	2,906,853	28,139,990
5,452,357	51,639,964	932,810	8,208,847	131,840	1,345,199	199,389	1,941,281
(19,290,664)	(182,204,972)	(4,911,782)	(41,519,209)	(1,812,993)	(18,471,172)	(6,460,725)	(63,856,712)

68,721,275	657,598,918	27,023,721	243,455,106	(996,962)	(10,156,824)	(3,354,483)	(33,775,441)

—	—	—	—	22,958,991	234,242,414	10,407,678	101,360,695
—	—	—	—	569,435	5,870,871	—	—
—	—	—	—	794,358	8,099,533	1,215,749	11,800,372
—	—	—	—	(27,116,097)	(276,463,215)	(21,173,737)	(202,633,648)

—	—	—	—	(2,793,313)	(28,250,397)	(9,550,310)	(89,472,581)

990,493	9,617,333	—	—	—	—	—	—
29,846	283,510	—	—	—	—	—	—
(160,700)	(1,537,108)	—	—	—	—	—	—

859,639	8,363,735	—	—	—	—	—	—

136,241,639	$1,296,951,707	69,340,710	$625,203,209	(4,530,536)	$(45,936,457)	(12,016,561)	$(114,662,690)

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
Goldman Sachs Trust — Goldman Sachs Single Sector Fixed Income Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Goldman Sachs Emerging Markets Debt Fund, Goldman Sachs High Yield Fund, Goldman Sachs High Yield Floating Rate Fund, Goldman Sachs Investment Grade Credit Fund, Goldman Sachs Local Emerging Markets Debt Fund and Goldman Sachs U.S. Mortgages Fund (collectively the “Funds”), portfolios of Goldman Sachs Trust, at March 31, 2011, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. Except for the Goldman Sachs Local Emerging Markets Debt Fund and Goldman Sachs High Yield Floating Rate Fund, the financial highlights of the Funds for the period ended October 31, 2006 and prior were audited by another Independent Registered Public Accounting Firm whose report dated December 21, 2006 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP

Boston, Massachusetts
May 20, 2011

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Fund Expenses — Six Month Period Ended March 31, 2011 (Unaudited)

As a shareholder of Class A, Class B, Class C, Institutional, Service, Separate Account Institutional, Class IR or Class R Shares of a Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), contingent deferred sales charges on redemptions (with respect to Class B and Class C Shares), and redemption fees (if any); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class B, Class C and Class R Shares); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class B, Class C, Institutional, Service, Separate Account Institutional, Class IR or Class R Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2010 through March 31, 2011.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Emerging Markets Debt Fund				High Yield Fund				High Yield Floating Rate Fund(a)
				Expenses				Expenses				Expenses
	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the
	Account Value	Account Value		6 months ended	Account Value	Account Value		6 months ended	Account Value	Account Value		period ended
Share Class	10/1/10	3/31/11		3/31/11*	10/1/10	3/31/11		3/31/11*	3/31/11	3/31/11		3/31/11*
Class A
Actual	$1,000.00	$984.60		$6.05	$1,000.00	$1,068.50		$5.43	$1,000.00	$1,000.00		$0.03
Hypothetical 5% return	1,000.00	1,018.84	+	6.15	1,000.00	1,019.68	+	5.30	1,000.00	1,000.11	+	0.03

Class B
Actual	N/A	N/A		N/A	1,000.00	1,065.90		9.29	N/A	N/A		N/A
Hypothetical 5% return	N/A	N/A		N/A	1,000.00	1,015.94	+	9.06	N/A	N/A		N/A

Class C
Actual	1,000.00	981.70		9.74	1,000.00	1,064.50		9.28	1,000.00	1,000.00		0.05
Hypothetical 5% return	1,000.00	1,015.11	+	9.90	1,000.00	1,015.94	+	9.06	1,000.00	1,000.09	+	0.05

Institutional
Actual	1,000.00	986.30		4.38	1,000.00	1,070.20		3.68	1,000.00	1,000.00		0.02
Hypothetical 5% return	1,000.00	1,020.52	+	4.45	1,000.00	1,021.38	+	3.59	1,000.00	1,000.12	+	0.02

Service
Actual	N/A	N/A		N/A	1,000.00	1,067.60		6.26	N/A	N/A		N/A
Hypothetical 5% return	N/A	N/A		N/A	1,000.00	1,018.88	+	6.11	N/A	N/A		N/A

Separate Account Institutional
Actual	N/A	N/A		N/A	N/A	N/A		N/A	N/A	N/A		N/A
Hypothetical 5% return	N/A	N/A		N/A	N/A	N/A		N/A	N/A	N/A		N/A

Class IR
Actual	1,000.00	985.90		4.80	1,000.00	1,069.80		4.13	1,000.00	1,000.00		0.03
Hypothetical 5% return	1,000.00	1,020.10	+	4.88	1,000.00	1,020.94	+	4.03	1,000.00	1,000.11	+	0.03

Class R
Actual	N/A	N/A		N/A	1,000.00	1,067.20		6.72	1,000.00	1,000.00		0.04
Hypothetical 5% return	N/A	N/A		N/A	1,000.00	1,018.43	+	6.56	1,000.00	1,000.10	+	0.04

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Fund Expenses — Six Month Period Ended March 31, 2011 (Unaudited) (continued)

	Investment Grade Credit Fund				Local Emerging Markets Debt Fund				U.S. Mortgages Fund
				Expenses				Expenses				Expenses
	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the
	Account Value	Account Value		6 months ended	Account Value	Account Value		6 months ended	Account Value	Account Value		6 months ended
Share Class	10/1/10	3/31/11		3/31/11*	10/1/10	3/31/11		3/31/11*	10/1/10	3/31/11		3/31/11*
Class A
Actual	$1,000.00	$999.80		$3.61	$1,000.00	$1,021.60		$6.81	$1,000.00	$1,007.20		$3.63
Hypothetical 5% return	1,000.00	1,021.32	+	3.65	1,000.00	1,018.19	+	6.80	1,000.00	1,021.31	+	3.66

Class C
Actual	N/A	N/A		N/A	1,000.00	1,017.80		10.55	N/A	N/A		N/A
Hypothetical 5% return	N/A	N/A		N/A	1,000.00	1,014.47	+	10.53	N/A	N/A		N/A

Institutional
Actual	1,000.00	1,001.50		1.91	1,000.00	1,023.30		5.12	1,000.00	1,008.90		1.92
Hypothetical 5% return	1,000.00	1,023.02	+	1.93	1,000.00	1,019.87	+	5.11	1,000.00	1,023.02	+	1.94

Separate Account Institutional
Actual	1,000.00	1,001.60		1.86	N/A	N/A		N/A	1,000.00	1,008.90		1.87
Hypothetical 5% return	1,000.00	1,023.07	+	1.88	N/A	N/A		N/A	1,000.00	1,023.07	+	1.88

Class IR(b)
Actual	N/A	N/A		N/A	1,000.00	1,022.90		5.51	N/A	N/A		N/A
Hypothetical 5% return	N/A	N/A		N/A	1,000.00	1,019.48	+	5.50	N/A	N/A		N/A

(a)	Commenced operations on March 31, 2011.

*	Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended March 31, 2011. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

						Separate Account
Fund	Class A	Class B	Class C	Institutional	Service	Institutional	Class IR	Class R

Emerging Markets Debt	1.22%	N/A	1.97%	0.88%	N/A	N/A	0.97%	N/A
High Yield	1.05	1.80%	1.80	0.71	1.21%	N/A	0.80	1.30%
High Yield Floating Rate(a)	1.02	N/A	1.75	0.74	N/A	N/A	1.06	1.28
Investment Grade Credit	0.72	N/A	N/A	0.38	N/A	0.37%	N/A	N/A
Local Emerging Markets Debt	1.35	N/A	2.10	1.01	N/A	N/A	1.09	N/A
U.S. Mortgages	0.73	N/A	N/A	0.38	N/A	0.37	N/A	N/A

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs High Yield Floating Rate Fund (the “Fund”) is a newly-organized investment portfolio of Goldman Sachs Trust (the “Trust”) that commenced investment operations on March 31, 2011. At a meeting held on February 10, 2011 (the “Meeting”) in connection with the Fund’s organization, the Trustees, including all of the Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”) approved the Fund’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) for a term lasting until June 30, 2011.

At the Meeting the Trustees reviewed the Management Agreement, including information regarding the terms of the Management Agreement; the nature, extent and quality of the Investment Adviser’s anticipated services; the fees and expenses to be paid by the Fund; a comparison of the Fund’s proposed fees and anticipated expenses with those paid by other similar mutual funds; the Investment Adviser’s proposal to reduce or limit certain expenses of the Fund that exceed a specified level; and other potential benefits to be derived by the Investment Adviser and its affiliates from their relationships with the Fund.

In connection with the Meeting, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities under applicable law. In evaluating the Management Agreement at the Meeting, the Trustees relied upon information included in a presentation made by the Investment Adviser at the Meeting and information received at a prior Board meeting, as well as on their knowledge of the Investment Adviser resulting from their meetings and other interactions over time.

Nature, Extent and Quality of the Services Provided Under the Management Agreement and the Investment Adviser’s Performance

As part of their review, the Trustees considered the nature, extent and quality of the services to be provided by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and the non-advisory services that would be provided to the Fund by the Investment Adviser and its affiliates for the Fund. The Trustees also considered information about the Fund’s structure, investment objective, strategies and other characteristics. The Trustees also considered the experience and capabilities of the Fund’s proposed portfolio management team and the fact that the Fund would utilize the research capabilities of the Investment Adviser’s Global Corporate Credit Team. The Trustees concluded that the Investment Adviser would be able to commit substantial financial and other resources to the Fund. In this regard, the Trustees noted that, although the Fund was new, the Investment Adviser’s Global Corporate Credit Team was currently managing at least one other non-U.S. fund with similar strategies and was comfortable managing a registered mutual fund employing this strategy. The Trustees reviewed investment performance information of the Investment Adviser’s similarly managed non-U.S. fund. This information included absolute performance and performance relative to a benchmark index since 2007. The Trustees concluded that the Investment Adviser’s management of the Fund likely would benefit the Fund and its shareholders.

Costs of Services to be Provided and Profitability

The Trustees also considered the contractual fee rates payable by the Fund under the Management Agreement. In this regard, the Trustees considered information on the services to be rendered by the Investment Adviser to the Fund, which included both advisory and administrative services that were directed to the needs and operations of the Fund as a registered mutual fund.

In particular, the Trustees reviewed information on the proposed fees and the Fund’s projected total operating expense ratios, and those were compared to similar information for comparable mutual funds advised by other, unaffiliated investment management firms. The comparisons of the Fund’s fee rates and total operating expense ratios were prepared by a third-party provider of mutual fund data (the “Outside Data Provider”). The analysis provided a comparison of the Fund’s proposed management fee and projected total expenses to those of a peer group and a category median. The Trustees believed that this information was useful in evaluating the reasonableness of the management fees and total expenses expected to be paid by the Fund.

The Trustees considered the Investment Adviser’s undertaking to limit the Fund’s “other expenses” ratio (excluding certain expenses) to a specified level. In addition, the Trustees recognized that the Fund did not yet have profitability data to evaluate, but considered the Investment Adviser’s representations that (i) such data would be provided after the Fund commenced operations, and (ii) the Fund was not expected to be profitable to the Investment Adviser and its affiliates initially.

The Trustees noted the competitive nature of the fund marketplace, and that many of the Fund’s shareholders would be investing in the Fund in part because of the Fund’s relationship with the Investment Adviser. They also noted that shareholders

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

would be able to redeem their Fund shares if they believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Economies of Scale

The Trustees considered the proposed breakpoints in the fee rate payable under the Management Agreement at the following annual percentage rates of the average daily net assets of the Fund:

Average Daily Net Assets	Management Fee Annual Rate

First $1 billion	0.60%
Next $1 billion	0.54
Next $3 billion	0.51
Next $3 billion	0.50
Over $8 billion	0.49

The Trustees considered the Fund’s projected asset levels and information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer group, as well as the Investment Adviser’s undertaking to limit certain other expenses to a certain amount. Upon reviewing these matters, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability would be passed along to shareholders at the specified asset levels.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits expected to be derived by the Investment Adviser and its affiliates from their relationship with the Fund, including: (a) transfer agency fees received by Goldman, Sachs & Co. (“Goldman Sachs”), an affiliate of the Investment Adviser; (b) futures commissions earned by Goldman Sachs for executing futures transactions on behalf of the Fund; (c) trading efficiencies resulting from aggregation of orders of the Fund with those for other funds or accounts managed by the Investment Adviser; (d) the Investment Adviser’s ability to leverage the infrastructure designed to service the Fund on behalf of its other clients; (e) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (f) Goldman Sachs’ retention of certain fees as Fund Distributor; (g) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Fund; and (h) the possibility that the working relationship between the Investment Adviser and the Fund’s third party service providers may cause those service providers to be open to doing business with other areas of Goldman Sachs.

Conclusion

In connection with their approval of the Management Agreement for the Fund at the Meeting, the Trustees gave weight to various factors, but did not identify any particular factor as controlling their decision. After deliberation and consideration of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fee that would be payable by the Fund was reasonable in light of the services to be provided to it by the Investment Adviser, its anticipated costs and the Fund’s reasonably anticipated asset levels, and that the Management Agreement should be approved until June 30, 2011.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Trustees and Officers (Unaudited)
Independent Trustees

				Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1,2]	with the Trust	Time Served[3]	During Past 5 Years	Trustee[4]	Held by Trustee[5]
Ashok N. Bakhru Age: 69	Chairman of the Board of Trustees	Since 1996 (Trustee since 1991)	President, ABN Associates (1994-1996 and 1998-Present); Director, Apollo Investment Corporation (a business development company) (2008-Present); Member of Cornell University Council (1992-2004 and 2006-Present); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-2008); Director, Private Equity Investors — III and IV (1998-2007), and Equity-Linked Investors II (April 2002-2007). Chairman of the Board of Trustees — Goldman Sachs Mutual Fund Complex.	96	Apollo Investment Corporation (a business development company)

Donald C. Burke Age: 50	Trustee	Since 2010	Mr. Burke is retired (since 2010). Formerly, he was Director, BlackRock Luxembourg and Cayman Funds (2006-2010); President and Chief Executive Officer, BlackRock U.S. Funds (2007-2009); Managing Director, BlackRock, Inc. (2006-2009); Managing Director, Merrill Lynch Investment Managers, L.P. (“MLIM”) (2006); First Vice President, MLIM (1997-2005); Chief Financial Officer and Treasurer, MLIM U.S. Funds (1999-2006). Trustee — Goldman Sachs Mutual Fund Complex.	96	None

John P. Coblentz, Jr. Age: 70	Trustee	Since 2003	Partner, Deloitte & Touche LLP (1975-2003); Director, Emerging Markets Group, Ltd. (2004-2006); and Director, Elderhostel, Inc. (2006-Present). Trustee — Goldman Sachs Mutual Fund Complex.	96	None

Diana M. Daniels Age: 61	Trustee	Since 2007	Ms. Daniels is retired (since 2007). Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is Chairman of the Executive Committee of Cornell University (2006-Present); Member, Advisory Board, Psychology Without Borders (international humanitarian aid organization) (since 2007), and former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Mutual Fund Complex.	96	None

Joseph P. LoRusso Age: 53	Trustee	Since 2010	Mr. LoRusso is retired (since 2008). Formerly, he was President, Fidelity Investments Institutional Services Co. (“FIIS”) (2002-2008); Director, FIIS (2002-2008); Director, Fidelity Investments Institutional Operations Company (2003-2007); Executive Officer, Fidelity Distributors Corporation (2007-2008). Trustee — Goldman Sachs Mutual Fund Complex.	96	None

Jessica Palmer Age: 62	Trustee	Since 2007	Ms. Palmer is retired (since 2006). Formerly, she was Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Trustee — Goldman Sachs Mutual Fund Complex.	96	None

Richard P. Strubel Age: 71	Trustee	Since 1987	Director, Cardean Learning Group (provider of educational services via the internet) (2003-2008); Trustee, Emeritus, The University of Chicago (1987-Present). Trustee — Goldman Sachs Mutual Fund Complex.	96	The Northern Trust Mutual Fund Complex (58 Portfolios) (Chairman of the Board of Trustees). Gildan Activewear Inc. (a clothing marketing and manufacturing company).

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Trustees and Officers (Unaudited) (continued)

Interested Trustees

				Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1,2]	with the Trust	Time Served[3]	During Past 5 Years	Trustee[4]	Held by Trustee[5]
James A. McNamara* Age: 48	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998). President — Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Mutual Fund Complex (2001-2007). Trustee — Goldman Sachs Mutual Fund Complex (since November 2007 and December 2002-May 2004).	96	None

Alan A. Shuch* Age: 61	Trustee	Since 1990	Advisory Director — GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee — Goldman Sachs Mutual Fund Complex.	96	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Peter V. Bonanno. Information is provided as of May 31, 2011.
[2]	From 2000 until September 30, 2010, Patrick T. Harker also served as Trustee of the Trust and of the Goldman Sachs Mutual Fund Complex. Mr. Harker resigned from these positions on September 30, 2010.
[3]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) the conclusion of the first Board meeting held subsequent to the day the Trustee attains the age of 74 years (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust.
[4]	The Goldman Sachs Mutual Fund Complex consists of the Trust, Goldman Sachs Municipal Opportunity Fund, Goldman Sachs Credit Strategies Fund, and Goldman Sachs Variable Insurance Trust. As of May 31, 2011, the Trust consisted of 83 portfolios. Goldman Sachs Variable Insurance Trust consisted of 11 portfolios and the Goldman Sachs Municipal Opportunity Fund did not offer shares to the public.
[5]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-292-4726.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Trustees and Officers (Unaudited) (continued)
Officers of the Trust*

Term of
Office and
	Position(s) Held	Length of
Name, Address and Age	With the Trust	Time Served[1]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 48	President and Trustee	Since 2007
Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President — Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Mutual Fund Complex (2001-2007).

Trustee — Goldman Sachs Mutual Fund Complex (since November 2007 and December 2002-May 2004).

George F. Travers 30 Hudson Street Jersey City, NJ 07302 Age: 43	Senior Vice President and Principal Financial Officer	Since 2009
Managing Director, Goldman Sachs (2007-present); Managing Director, UBS Ag (2005-2007); and Partner, Deloitte & Touche LLP (1990-2005, partner from 2000-2005).

Senior Vice President and Principal Financial Officer — Goldman Sachs Mutual Fund Complex.

Peter V. Bonanno 200 West Street New York, NY 10282 Age: 43	Secretary	Since 2003
Managing Director, Goldman Sachs (December 2006-Present); Associate General Counsel, Goldman Sachs (2002-Present); Vice President, Goldman Sachs (1999-2006); and Assistant General Counsel, Goldman Sachs (1999-2002).

Secretary — Goldman Sachs Mutual Fund Complex (2006-Present); and Assistant Secretary — Goldman Sachs Mutual Fund Complex (2003-2006).

Scott M. McHugh 200 West Street New York, NY 10282 Age: 39	Treasurer and Senior Vice President	Since 2009
Vice President, Goldman Sachs (February 2007-Present); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005), Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Treasurer — Goldman Sachs Mutual Fund Complex (October 2009-Present); Senior Vice President — Goldman Sachs Mutual Fund Complex (November 2009-Present); and Assistant Treasurer — Goldman Sachs Mutual Fund Complex (May 2007-October 2009).

[1]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor. Information is provided as of May 31, 2011.
*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Single Sector Fixed Income Funds Tax Information (Unaudited)

For the period ended March 31, 2011, 0.23% of the dividends paid from net investment company taxable income by the High Yield Fund qualify for the dividends received deduction available to corporations.

For the period ended March 31, 2011, 0.16% of the dividends paid from net investment company taxable income by the High Yield Fund qualify for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

Pursuant to Section 852 of the Internal Revenue Code, the Emerging Markets Debt and Investment Grade Credit Funds designate $659,883 and $415,707, respectively, or, if different, the maximum amount allowable, as capital gain dividends paid during the year ended March 31, 2011.

Pursuant to Section 871(k) of the Internal Revenue Code, the Local Emerging Markets Debt Fund designates $15,954,815 as short-term capital gain dividends paid during the year ended March 31, 2011.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With portfolio management teams located around the world — and $714.6 billion in assets under management as of March 31, 2011 — our investment professionals bring firsthand knowledge of local markets to every investment decision. Goldman Sachs Asset Management ranks in the top 10 asset management firms worldwide, based on assets under management.1

OVERVIEW OF GOLDMAN SACHS FUNDS

Money Market[2]
Financial Square FundsSM
■ Financial Square Tax-Exempt Funds
■ Financial Square Federal Fund
■ Financial Square Government Fund
■ Financial Square Money Market Fund
■ Financial Square Prime Obligations Fund
■ Financial Square Treasury Instruments Fund
■ Financial Square Treasury Obligations Fund

Fixed Income
Short Duration and Government
■ Enhanced Income Fund
■ Ultra-Short Duration Govt. Fund
■ Short Duration Government Fund
■ Government Income Fund
■ Inflation Protected Securities Fund
Multi-Sector
■ Core Fixed Income Fund
■ Core Plus Fixed Income Fund
■ Global Income Fund
■ Strategic Income Fund
Municipal and Tax-Free
■ High Yield Municipal Fund
■ Municipal Income Fund
■ Short Duration Tax-Free Fund
Single Sector
■ Investment Grade Credit Fund
■ U.S. Mortgages Fund
■ High Yield Fund
■ High Yield Floating Rate Fund

■ Emerging Markets Debt Fund
■ Local Emerging Markets Debt Fund
Corporate Credit
■ Credit Strategies Fund

Fundamental Equity
■ Growth and Income Fund
■ Small Cap Value Fund
■ Mid Cap Value Fund
■ Large Cap Value Fund
■ Capital Growth Fund
■ Strategic Growth Fund
■ Small/Mid Cap Growth Fund
■ Flexible Cap Growth Fund[3]
■ Concentrated Growth Fund
■ Technology Tollkeeper FundSM
■ Growth Opportunities Fund
■ U.S. Equity Fund

Structured Equity
■ Balanced Fund
■ Structured Small Cap Equity Fund
■ Structured U.S. Equity Fund
■ Structured Small Cap Growth Fund
■ Structured Large Cap Growth Fund
■ Structured Large Cap Value Fund
■ Structured Small Cap Value Fund
■ Structured Tax-Managed
Equity Fund
■ Structured International Tax-Managed Equity Fund
■ U.S. Equity Dividend and Premium Fund
■ International Equity Dividend and Premium Fund

■ Structured International Small Cap Fund
■ Structured International Equity Fund
■ Structured Emerging Markets Equity Fund

Fundamental Equity International
■ Strategic International Equity Fund
■ Concentrated International Equity Fund
■ International Small Cap Fund
■ Asia Equity Fund
■ Emerging Markets Equity Fund
■ BRIC Fund (Brazil, Russia, India, China)
■ N-11 Equity Fund
■ Brazil Equity Fund
■ China Equity Fund

Select Satellite[4]
■ Real Estate Securities Fund
■ International Real Estate Securities Fund
■ Commodity Strategy Fund
■ Dynamic Allocation Fund
■ Absolute Return Tracker Fund

Total Portfolio Solutions[4]■ Balanced Strategy Portfolio
■ Growth and Income Strategy Portfolio
■ Growth Strategy Portfolio
■ Equity Growth Strategy Portfolio
■ Income Strategies Portfolio
■ Satellite Strategies Portfolio
■ Retirement Strategies Portfolios
■ Enhanced Dividend Global Equity Portfolio
■ Tax Advantaged Global Equity Portfolio

Firmwide assets under management includes assets managed by GSAM and its Investment Advisory Affiliates.

[1]	Ranking for Goldman Sachs Group, Inc., includes Goldman Sachs Asset Management, Private Wealth Management and Merchant Banking 2009 year-end assets. Ranked 9th in total assets worldwide. Pensions & Investments, June 2010.
[2]	An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.
[3]	Effective March 31, 2011, the Goldman Sachs All Cap Growth Fund was renamed the Goldman Sachs Flexible Cap Growth Fund.
[4]	Individual Funds within the Total Portfolio Solutions and Select Satellite categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Total Portfolio Solutions or Select Satellite category.
The Goldman Sachs Technology Tollkeeper Fundsm and Financial Square Fundssm are registered service marks of Goldman, Sachs & Co.

TRUSTEES Ashok N. Bakhru, Chairman Donald C. Burke John P. Coblentz, Jr. Diana M. Daniels Joseph P. LoRusso James A. McNamara Jessica Palmer Alan A. Shuch Richard P. Strubel	OFFICERS James A. McNamara, President George F. Travers, Principal Financial Officer Peter V. Bonanno, Secretary Scott M. McHugh, Treasurer

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our Web site at www.goldmansachsfunds.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 200 West Street, New York, New York 10282

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities for the 12-month period ending June 30, 2009 are available (I) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (II) on the Securities and Exchange Commission (“SEC”) Web site at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q will be available on the SEC’s website at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. The Fund’s Form N-Q, when available, may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Holdings and allocations shown may not be representative of current or future investments. Holdings and allocations may not include the Fund’s entire investment portfolio, which may change at any time. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling (retail — 1-800-526-7384) (institutional — 1-800-621-2550).

© 2011 Goldman Sachs. All rights reserved. 52910.MF.MED.TMPL/5/2011 SSFIAR11/92.5k

*	These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Trust. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs Trust (“GST”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GST may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

     De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GST at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

     Pre-Approval of Non-Audit Services Provided to GST’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GST, the Audit Committee will pre-approve those non-audit services provided to GST’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GST) where the engagement relates directly to the operations or financial reporting of GST.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GST’s service affiliates listed in Table 2 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GST by PwC for the years ended March 31, 2011 and March 31, 2010 were approximately $514,307 and $845,491 respectively. The aggregate non-audit fees billed to GST’s adviser and service affiliates by PwC for non-audit services for the twelve months ended December 31, 2010 and December 31, 2009 were approximately $10.3 million and $6.4 million respectively. With regard to the aggregate non-audit fees billed to GST’s adviser and service affiliates, the 2010 and 2009 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST’s operations or financial reporting.

Item 4(h) — GST’s Audit Committee has considered whether the provision of non-audit services to GST’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Stockholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Goldman Sachs Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 12(a)(1) of the registrant’s Form N-CSR filed on June 3, 2010 for its Short Duration and Government Fixed Income Funds.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	June 2, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	June 2, 2011

By:	/s/ George F. Travers

George F. Travers
Principal Financial Officer
Goldman Sachs Trust

Date:	June 2, 2011